Prospectus

Franklin
Valuemark
Funds

Class 1 Shares

May 1, 1999

[Insert Franklin Templeton Ben Head]


As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

            FRANKLIN VALUEMARK FUNDS

[Begin callout]
Information about each fund you should know before investing
[End callout]

      1     Overview

            Individual Fund Descriptions

            Capital Preservation and Income

      2     Money Market Fund

            Income

      4     High Income Fund

      7     Templeton Global Income Securities Fund

      10    U.S. Government Securities Fund

      13    Zero Coupon Funds, 2000, 2005, 2010

            Growth and Income

      16    Global Utilities Securities Fund

      19    Growth and Income Fund

      21    Income Securities Fund

      24    Mutual Shares Securities Fund

      28    Real Estate Securities Fund

      31    Rising Dividends Fund

      34    Templeton Global Asset Allocation Fund

      37    Value Securities Fund

            Capital Growth

      40    Capital Growth Fund

      43    Global Health Care Securities Fund

      46    Mutual Discovery Securities Fund

      51    Natural Resources Securities Fund

      54    Small Cap Fund

      56    Templeton Developing Markets Equity Fund

      59    Templeton Global Growth Fund

      62    Templeton International Equity Fund

      65    Templeton International Smaller Companies Fund

      68    Templeton Pacific Growth Fund

            Additional Information, All Funds

      71    Important Recent Developments

      71    Distributions and Taxes

      72    Financial Highlights

            Fund Account Information

[Begin callout]
Information about fund account transactions and services
[End callout]

      76    Buying Shares

      76    Selling Shares

      76    Exchanging Shares

      76    Fund Account Policies

      77    Questions

            For More Information

[Begin callout]
Where to learn more about each fund
[End callout]

            Back Cover


Franklin Valuemark Funds



[insert graphic of pyramid]Overview

Franklin Valuemark Funds (the Trust) currently consists of twenty-five separate funds, offering a wide variety of investment choices. Each fund has two classes of shares, class 1 and class 2. The funds are only available as investment options in variable annuity or variable life insurance contracts. The accompanying contract prospectus indicates which funds and classes are available to you.

INVESTMENT CONSIDERATIONS

o Each fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

o No single fund can be a complete investment program; consider diversifying your fund choices.

o You should evaluate each fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which funds are right for you.

o All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investments goals.

Risks

o    There can be no assurance that any fund will achieve its investment goal.


o Because you could lose money by investing in a fund, take the time to read each fund description and consider all risks before investing.

o Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. Fund shares involve investment risks, including the possible loss of principal.

More detailed information about each fund, its investment policies, and its particular risks can be found in the Trust's Statement of Additional Information (SAI).

Management

The funds' investment managers and their affiliates manage over $216 billion in assets. Franklin Templeton is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives. In 1992, Franklin, recognized as a leader in managing domestic mutual funds, joined forces with Templeton, a pioneer in international investing. The Mutual Advisers team, known for its value-driven approach to domestic equity investing, became part of the organization four years later.

o Franklin Advisers, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California, 94403-7777.

o Franklin Advisory Services, LLC, One Parker Plaza, Ninth Floor, Fort Lee, New Jersey, 07024.

o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

o Templeton Asset Management Ltd., 7 Temasek Blvd. #38-03, Suntec Tower One, Singapore, 038987.

o    Templeton Global Advisors Limited, Lyford Cay Nassau, N.P., Bahamas.

o Templeton Investment Counsel, Inc., Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida, 33394.

Money Market Fund
[Insert graphic of bullseye and arrows]Goal and Strategies

Goal The fund's goal is high current income, consistent with liquidity and capital preservation. The fund also tries to maintain a stable share price of $1.00.


[Begin callout]
The fund invests exclusively in money market securities.
[End callout]


Principal investments The fund invests exclusively in U.S. dollar denominated money market debt instruments, including those issued by:

o    U.S. or foreign corporations;
o    U.S. and foreign banks;
o    the U.S. Government, its agencies or authorities; and
o    foreign governments or multinational organizations such as the World Bank.

A debt instrument obligates the issuer both to repay a loan of money at a future date and generally to pay interest. Money market securities are high-quality, short-term (maturing in 13 months or less) debt instruments that may have fixed, floating or variable interest rates. Common money market securities are U.S. Treasury bills, U.S. Government agency securities, commercial paper (unsecured promissory note issued by large companies or financial firms), bank certificates of deposit, repurchase agreements, short-term corporate obligations, and bankers acceptances (credit instruments guaranteed by a bank).

Under the SEC's money fund rules, the fund maintains a dollar-weighted average portfolio maturity of 90 days or less and only buys securities:

o    with remaining maturities of 397 days or less, and
o that the fund's Board of Trustees determines present minimal credit risks, and
o that are rated in the top two short-term rating categories by independent rating agencies or, if unrated, determined by the fund's Board of Trustees to be comparable.

No more than 25% of the fund's total assets may be invested in money market securities issued by foreign banks or foreign branches of U.S. banks. No more than 5% of assets may be invested in securities rated in the second highest category (or comparable unrated). The fund may acquire securities on a when-issued or delayed delivery basis, lend portfolio securities, and invest up to 10% of its assets in illiquid investments.

PORTFOLIO SELECTION In selecting investments for the fund, the manager uses a conservative investment approach, focusing on the highest quality and the most liquid of eligible money market securities. The manager then assesses the relative value of each security meeting its stringent credit criteria in order to find the best combination of assets that it believes will maximize the fund's yield relative to its investment environment expectations. The manager also monitors short-term interest rates, economic conditions, and Federal Reserve monetary policy to determine the portfolio maturity it believes will provide a high overall return to the fund. Consistent with the manager's strategy of providing a higher-quality investment, the fund does not invest in potentially volatile securities.

[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security. In that case, the fund would receive less income, resulting in lower total return. Since the fund limits its investments to high-quality, short-term securities, it will generally earn lower yields than a fund with lower-quality, longer-term securities subject to more risk.

CREDIT The fund's investments in securities which are not backed by the full faith and credit of the U.S. Government depend on the ability of the issuer to meet interest or principal payments. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares. Even securities supported by credit enhancements have the credit risk of the entity providing credit support.

FOREIGN SECURITIES The fund's investments in foreign money market securities are always dollar denominated. Nonetheless, securities or credit support, issued by a foreign entity are subject to possible adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. In addition, non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

[Begin callout]
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund tries to keep a $1 share price, it is possible to lose money by investing in the fund.
[End callout]


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuations and their value at delivery may be higher or lower than the purchase price.


See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows the fund's average annual total returns. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

MONEY MARKET FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

7.62%    5.48%    3.06%    2.54%    3.82%    5.74%    5.16%   5.24%     5.22%

   90       91       92       93       94       95       96      97        98

                                     Year

[Begin callout]
Best Quarter:

Q4 '89
1.96 %

Worst Quarter:

Q2 '93
0.61%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998


                                                             Since Inception
                                Past 1 Year   Past 5 Years      (01/24/89)
------------------------------------------------------------------------------
Money Market Fund - Class 11        5.22%         5.04%            5.16%

1. All fund performance assumes reinvestment of dividends. Past expense reductions by the manager increased returns.

To obtain the fund's current yield information, please call 1-800/342-3863.

[Insert graphic of briefcase]  Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

The fund pays the manager a fee for managing the fund's assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, management fees, before any advance waiver, were 0.51% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.43% of its average daily net assets to the manager in 1998. The manager ended its fee waiver arrangement beginning January 1, 1999.

High Income Fund
[Insert graphic of bullseye and arrows]  Goals and Strategies

GOALS The fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in debt securities. The fund seeks to invest in debt securities that are offering the highest yield and expected total return. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; zero coupon bonds; notes; and short-term investments, including cash or cash equivalents. While the fund may also invest in dividend-paying common or preferred stocks, it more typically holds equity as a result of receiving those securities in a corporate restructuring. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund invests primarily in high yield, lower rated bonds.
[End callout]

The fund may invest up to 100% of its assets in high yield, lower quality debt securities ("junk bonds"). These securities are either rated below investment grade (below the top four rating categories) by independent rating agencies such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's), or are unrated securities the manager determines are comparable. Nevertheless, the fund generally invests in securities rated at least Caa by Moody's or CCC by S&P or unrated securities the fund's manager determines are comparable. The fund will not purchase defaulted securities. If, however, a security is downgraded in rating or goes into default, the fund will not automatically sell the security. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. During 1998, about 97.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.


The fund may also invest up to 20% of its total assets in foreign securities, including up to 10% in emerging markets, and will typically focus on dollar-denominated corporate debt. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.



PORTFOLIO SELECTION Yield and expected return are the primary criteria used by the manager in selecting securities. The manager searches for securities it believes offer opportunities for income today and growth tomorrow. It performs independent analysis of the corporate debt securities being considered for the fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

o a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;
o    the experience and managerial strength of the company;
o    responsiveness to changes in interest rates and business conditions;
o    debt maturity schedules and borrowing requirements; and
o the company's changing financial condition and market recognition of the change.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down]  Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

[Begin callout]
Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price.
This means you could lose money.
[End callout]

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. Companies issuing high yield debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings agencies. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.


Emerging market countries have additional risks due to a lack of established legal, business and social frameworks to support securities markets, and a greater likelihood of currency devaluations. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.


See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear]  Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

HIGH INCOME FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

 -8.67%   30.15%   16.21%    15.71%   -2.26%   19.76%    13.90%   11.47%   0.99%

   90      91       92        93        94      95       96        97       98


                                     Year

[Begin callout]
Best Quarter:

Q1 '91
11.19%

Worst Quarter:

Q3 '90
-8.87%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                                                 Since Inception
                                      Past 1 Year   Past 5 Years    (01/24/89)
--------------------------------------------------------------------------------
High Income Fund - Class 11              0.99%          8.46%        9.35%
CSFirst Boston High Yield Index2         0.58%          8.16%       10.65%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the public high yield debt market. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]  Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Jeff Holbrook, CFA
Vice President, Advisers

Mr. Holbrook has been a manager of fund since 1997, and has been with the Franklin Templeton Group since 1992.

Chris Molumphy, CFA
Senior Vice President, Advisers

Mr. Molumphy has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1988.

R. Martin Wiskemann
Vice President, Advisers

Mr. Wiskemann has been a manager of the fund since its inception in 1989. Mr. Wiskemann has more than 30 years' experience in the securities industry.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.50%
of its average daily net assets to the manager.

Templeton Global Income Securities Fund

[Insert graphic of bullseye and arrows]  Goal and Strategies

GOAL The fund's investment goal is high current income. Capital appreciation is a secondary consideration.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

[Begin callout]
The fund invests primarily in bonds of governments located around the world. [End callout]

The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt securities ("junk bonds") that are rated at least B, including emerging market debt, or if unrated, determined by the fund's manager to be comparable. The fund will not purchase defaulted securities. If, however, a security is downgraded in rating or goes into default, the fund will not automatically sell the security. During 1998, about 20.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.

Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis. The average maturity of debt securities in the fund's portfolio is medium-term (about 5 to 15 years) but will fluctuate depending on the manager's outlook on the country and future interest rate changes.

PORTFOLIO SELECTION The fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. In considering these factors, a country's changing market, economic, and political conditions, such as inflation rate, growth prospects, global trade patterns, and government policies will be evaluated. The manager intends to manage the fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]  Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

FOREIGN SECURITIES Securities of governments and companies located outside the U.S. involve risks that can increase the potential for losses in the fund.

[Begin callout]
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price.
This means you could lose money.
[End callout]

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets are generally not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by the fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

DIVERSIFICATION The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

PORTFOLIO TURNOVER The manager's rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels, as well as bond maturities, may cause the fund's portfolio turnover rate to be high. High turnover generally increases the fund's transaction costs.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear]  Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON GLOBAL INCOME FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

9.83%   12.34%   -0.40%   16.68%    -4.99%    14.68%    9.56%    2.55%   7.08%

 90       91       92        93        94        95      96       97      98

                                     Year

[Begin callout]
Best Quarter:

Q1 '93
5.33%

Worst Quarter:

Q3 '92
-4.84%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                            Since Inception
                                Past 1 Year    Past 5 Years   (01/24/89)
------------------------------------------------------------------------------

Templeton Global Income
Securities Fund - Class 11        7.08%            5.56%         7.52%
JP Morgan Global
Government Bond Index2           15.31%            8.09%         9.23%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]  Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc. (TICI) through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor. A team from Global Bond Managers provides Advisers with investment management advice and assistance and is responsible for the day-to-day management of the fund.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.57% of its average daily net assets to the manager.

U.S. Government Securities Fund

[Insert graphic of bullseye and arrows]  Goal and Strategies

GOAL  The fund's investment goal is income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest in a portfolio limited to U.S. Government securities, primarily fixed and variable rate mortgage-backed securities. The fund currently invests a substantial portion of its assets in Government National Mortgage Association obligations ("Ginnie Maes").

[Begin callout]
The fund invests primarily in mortgage-backed U.S. Government securities. [End callout]

Ginnie Maes represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The individual loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. Ginnie Maes carry a guarantee backed by the full faith and credit of the U.S. Government. The guarantee applies only to the timely payment of principal and interest on the mortgages in the pool, and does not apply to the market prices and yields of the Ginnie Maes or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions. Ginnie Mae yields (interest income as a percent of price) have historically exceeded the current yields on other types of U.S. Government securities with comparable maturities, although interest rate changes and unpredictable prepayments can greatly change total return.

In addition to Ginnie Maes, the fund may invest in mortgage-backed securities issued or guaranteed by the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, or other U.S. Government agencies. The fund may also invest in U.S. Government securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration, and obligations of the Tennessee Valley Authority. Finally, the fund may invest in U.S. Treasury bonds, notes and bills, and securities issued by U.S. Government agencies or authorities. Securities issued or guaranteed by FNMA, FHLMC, TVA and certain other entities are not backed by the full faith and credit of the U.S. Government, but are generally supported by the creditworthiness of the issuer.

These debt securities may be fixed-rate, adjustable-rate, a hybrid of the two, or zero coupon securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Zero coupon securities are debt securities that make no periodic interest payments but instead are sold at substantial discounts from their value at maturity. The fund typically invests in zero coupon bonds issued or created by the U.S. Government or its agencies, where the coupons have been stripped off a bond and the principal and interest payments are sold separately.

The fund may purchase securities on a "to-be-announced" and "delayed delivery" basis. This means the securities will be paid for and delivered to the fund at a future date, generally in 30 to 45 days.

PORTFOLIO SELECTION The manager generally buys, and holds, high quality securities which pay high current interest rates. Using this straightforward, low turnover approach, the manager seeks to produce high current income with a high degree of credit safety and lower price volatility, from a conservatively managed portfolio of U.S. Government securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]  Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. Zero coupon bonds are more sensitive to interest rate changes and their price will fluctuate more than the prices of interest-paying bonds or notes for comparable maturities. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments or the proceeds from a matured debt security, resulting in less income received by the fund.

[Begin callout]
Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money over short or even extended periods.
[End callout]


GINNIE MAES Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage or other loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The fund may be forced to reinvest returned principal at lower interest rates, reducing the fund's income. For this reason, Ginnie Maes may be less effective than other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of Ginnie Maes making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase volatility of the fund's returns and share price.


CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. The fund's investments in securities which are not backed by the full faith and credit of the U.S. Government depend upon the ability of the issuing agency or instrumentality to meet interest or principal payments, and may not permit recourse against the U.S. Treasury.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]  PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years calendar years or since the fund's inception. The table shows how the fund's average annual total returns compare with those of a broad-based index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

U.S. GOVERNMENT SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

8.92%    15.93%    7.69%    9.71%   -4.55%    19.46%    3.62%    9.31%   7.44%

 90        91       92       93       94        95       96       97      98

                                     Year

[Begin callout]
Best Quarter:

Q2 '95
6.53%

Worst Quarter:

Q1 '94
-4.24%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                               Since Inception
                                    Past 1 Year   Past 5 Years   (03/14/89)
-------------------------------------------------------------------------------

U.S. Government Securities
Fund - Class11                         7.44%        6.77%        8.29%
Lehman Brothers Intermediate
Government Bond Index2                 8.49%        6.45%        8.43%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. Lehman Brothers Intermediate Government Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]  Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Jack Lemein
Executive Vice President, Advisers

Mr. Lemein has been a manager of the fund since its inception in 1989. Mr. Lemein has more than 30 years experience in the securities industry.

David Capurro
Senior Vice President, Advisers

Mr. Capurro has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1983.

Roger Bayston, CFA
Senior Vice President, Advisers

Mr. Bayston has been a manager of the fund since 1993, and has been with the Franklin Templeton Group since 1991.

T. Anthony Coffey, CFA
Vice President, Advisers

Mr. Coffey has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1989.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.48% of its average daily net assets to the manager.

Zero Coupon Funds:
maturing in December 2000, 2005, 2010

[Insert graphic of bullseye and arrows]  GOAL AND STRATEGIES

GOAL Each fund's investment goal is to provide as high an investment return as is consistent with capital preservation.

PRINCIPAL INVESTMENTS Under normal market conditions, each fund will invest at least 65% of its net assets in zero coupon securities, primarily U.S. Treasury issued stripped securities and stripped securities issued by the U.S. Government, and its agencies and authorities. The fund may also invest a lesser amount in zero coupon securities issued by U.S. companies and stripped eurodollar obligations, which are U.S. dollar denominated debt securities typically issued by foreign subsidiaries of U.S. companies.


[Begin callout]
Each fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific date in the future by investing primarily in zero coupon securities.
[End callout]


Stripped U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. The guarantee applies only to the timely payment of principal and does not apply to the market prices and yields of the zero coupon bonds or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions. Where the fund invests in other than stripped U.S. Treasury securities, the zero coupon bonds will be rated at least A by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, securities determined by the Manager to be comparable.

A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Zero coupon securities are debt securities that make no periodic interest payments but instead are sold at substantial discounts from their value at maturity. The buyer receives the rate of return by the gradual appreciation of the zero coupon bond, which is redeemed at face value on the specified maturity date. The most common zero coupon security is the zero coupon bond which may be issued by a government or a corporation, or may be created by a dealer firm when it strips the coupons off a bond and sells the principal and interest payments separately.


As a fund approaches its Target Date, its investments will be made up of increasingly larger amounts of short-term money market investments, including cash and cash equivalents. Each fund reserves the right to invest up to 10% of its total assets in foreign securities, although typically each fund invests less, and only in dollar denominated obligations.


PORTFOLIO SELECTION In selecting investments for the funds, the manager seeks to keep the average duration of each fund to within twelve months of each fund's maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment. By balancing investments with slightly longer and shorter durations, the manager believes it can reduce its unknown "reinvestment risk." Since each fund will not be invested entirely in zero coupon securities maturing on the Target Date but will also invest in money market securities, there will be some reinvestment risk and liquidation costs.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.


MATURITY Each fund matures on the third Friday of December of its specific maturity year (Target Date). On each fund's Target Date, the fund will be converted into cash. At least 30 days prior to the Target Date, contract owners will be notified and given an opportunity to select another investment option. If an investor does not complete an instruction form directing what should be done with the cash proceeds, the proceeds will be automatically invested in the Money Market Fund and the contract owners will be notified of such event.

[Insert graphic of chart with line going up and down]  Main Risks


Each fund's main risks can affect its share price, its distributions or income, and therefore, the fund's performance.


If fund shares are redeemed prior to the maturity of the fund, an investor may receive a significantly different investment return than anticipated at the time of purchase. Therefore, the Zero Coupon Funds may not be appropriate for contract owners who do not plan to invest for the long-term or until maturity.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. Because zero coupon securities do not pay interest, the market value of zeros can fall more dramatically than interest-paying securities of similar maturities when interest rates rise. When interest rates fall, however, zeros rise more rapidly in value. In general, securities with longer maturities usually are more sensitive to price changes. Thus, the Zero Coupon Fund 2010 may experience more volatility in its share price than the Zero Coupon Fund 2000. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments or the proceeds from a matured debt security, resulting in less income received by the fund.


[Begin callout]
Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price.
This means you could lose money.
[End callout]


CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]  PAST PERFORMANCE

The bar charts and tables show the volatility of each fund's returns, which is one indicator of the risks of investing in the funds. The bar charts show changes in the funds' returns for each full calendar year over the past ten years calendar years or since the funds' inception. The tables show how the funds' average annual total returns compare to those of broad-based indices. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

ZERO COUPON FUND - 2000 CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

5.91%    20.19%    9.04%    16.15%    -6.76%    20.67%     2.43%   7.11%   7.50%

 90        91       92       93         94       95         96      97      98

                                     Year

[Begin callout]
Best
Quarter:

Q4 '90
9.51%

Worst
Quarter:

Q1 '94
-5.18%

[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998

                                                                 Since Inception
                                     Past 1 Year   Past 5 Years      (3/14/89)
--------------------------------------------------------------------------------

Zero Coupon - 2000 Class 11              7.50%        5.82%          9.21%
Merrill Lynch Zero Coupon 1-Year
Bond Total Return Index2                 6.22%        5.82%          6.81%
Merrill Lynch Zero Coupon 5-Year
Bond Total Return Index2                10.57%        6.88%          9.89%

Zero Coupon Fund - 2005 Class 1
Calendar Year Total Returns1

[Insert bar graph]

2.69%   20.37%   10.81%   22.21%    -9.60%   31.76%   -0.50%   11.37%   12.53%

 90       91       92       93        94       95       96       97       98

                                     Year

[Begin callout]
Best
Quarter:

Q1 '89
13.10%

Worst
Quarter:

Q1 '94
-8.15%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998

                                                               Since Inception
                                   Past 1 Year   Past 5 Years    (3/14/89)
------------------------------------------------------------------------------

Zero Coupon - 2005 Class 11          12.53%        8.24%           11.35%
Merrill Lynch Zero Coupon 5-Year
Bond Total Return Index2             10.57%        6.88%            9.89%
Merrill Lynch Zero Coupon 10-Year
Bond Total Return Index2             15.53%        9.52%           12.55%

Zero Coupon Fund - 2010 Class 1
Calendar Year Total Returns1

[Insert bar chart]

0.57%   20.09%   10.31%   25.47%   -10.97%    42.79%    -2.69%   16.57%   14.45%

 90      91       92       93        94        95         96      97       98

                                     Year

[Begin callout]
Best
Quarter:

Q2 '95
16.03%

Worst
Quarter:

Q1 '90
-10.43%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998

                                                                 Since Inception
                                     Past 1 Year    Past 5 Years      (3/14/89)
--------------------------------------------------------------------------------

Zero Coupon - 2010 Class 11            14.45%         10.54%          12.61%
Merrill Lynch Zero Coupon 10-Year
Bond Total Return Index2               15.53%          9.52%          12.55%
Merrill Lynch Zero Coupon 20-Year
Bond Total Return Index2               15.98%         12.80%          15.41%

1. All fund performance assumes reinvestment of dividends. Past expense reductions by the manager increased returns.

2. Source: Standard & Poor's(R) Micropal. The unmanaged Merrill Lynch Zero Coupon indices include zero coupon bonds that pay no interest and are issued at a discount from redemption price. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]  MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the funds' investment manager.

MANAGEMENT TEAM  The team responsible for the funds' management is:

David Capurro
Senior Vice President, Advisers
Mr. Capurro has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1983.

Jack Lemein
Executive Vice President, Advisers
Mr. Lemein has been a manager of the fund since its inception in 1989. Mr. Lemein has more than 30 years' experience in the securities industry.

T. Anthony Coffey, CFA
Vice President, Advisers

Mr. Coffey has been a manager of the fund since 1989, and has been with the Franklin Templeton Group since 1989.

Each fund pays the manager a fee for managing the fund's assets, making its investment decisions, and providing certain administrative facilities and services for the funds. For the fiscal year ended December 31, 1998, management fees, before any advance waiver, were 0.63% each for the 2000 and 2005 funds, and 0.62% for the 2010 fund, as a percentage of each fund's average daily net assets. Under an agreement by the manager to limit its fees, the 2000 and 2005 funds each paid 0.37%, and the 2010 fund paid 0.36%, of average daily net assets to the manager in 1998. The manager ended its fee waiver agreement beginning January 1, 1999.

Global Utilities Securities Fund

[Insert graphic of bullseye and arrows]  Goals and Strategies

GOALS The fund's investment goals are capital appreciation and current income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies in the public utilities industry. These companies are primarily engaged in the ownership, operation or other services, or manufacture of facilities or equipment used to provide:

o    electricity
o    natural gas
o telecommunications services (including telephone communications, cable and internet, satellite and other pay television services, and wireless telecommunications)
o    water

The manager expects to invest substantially in the electricity and telecommunications sectors.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund may buy public utilities companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than any other single country.

[Begin callout]
The fund concentrates in common stocks of U.S.
and non-U.S. companies engaged in the public utilities industry.
[End callout]

The fund may also invest a significant portion of its assets in small-cap companies which have market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy. Relying on a team of analysts to provide in-depth industry expertise, the manager looks for companies that will position the fund to benefit from potential future technological advances and increasing worldwide demand in the public utilities sector. As a "bottom-up" investor focusing primarily on individual securities, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down]  Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.


UTILITIES INDUSTRY By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Utility companies in the U.S. and in non-U.S. countries have generally been subject to substantial government regulation. Major changes in government policies, ranging from increased regulation or expropriation to deregulation, privatization or increased competition, may dramatically increase or reduce opportunities for companies in these industries. For example, while certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable.


In addition, electric utility companies have historically been subject to price regulation; risks associated with high interest costs on borrowings or reduced ability to borrow; restrictions on operations and increased costs due to environmental and safety regulations; regulators disallowing these higher costs in rate authorizations; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and the effects of energy conservation and other factors affecting the level of demand for services.

Gas transmission and distribution companies continue to undergo significant changes as well. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices.

The wireless telecommunications industry is in its early developmental stages, characterized by emerging, rapidly growing companies, and is subject to the risk of rapidly changing technology. The water supply industry is highly fragmented due to local ownership. Generally, these companies are more mature and expect little or no per capita volume growth.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


[Begin callout]
Because the stocks the fund holds fluctuate in price with global market conditions, currencies, and interest rate movements, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


INTEREST RATE Rate changes can be sudden and unpredictable. Utility company stocks often pay relatively high dividends, so they are particularly sensitive to interest rate movements. Therefore, like bonds, their stock prices may rise as interest rates fall or fall as interest rates rise.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.


SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses, and technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]  Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

GLOBAL UTILITIES SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

1.84%   24.56%    9.69%    10.54%    -11.56%   31.35%   7.07%    26.76%   11.19%

 90       91       92        93         94      95       96        97      98

                                     Year


[Begin callout]
Best
Quarter:

Q4 '97
13.45%

Worst
Quarter:

Q1 '94
-10.27%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                              Since Inception
                                    Past 1 Year  Past 5 Years    (1/24/89)
------------------------------------------------------------------------------

Global Utilities Securities
Fund - Class 11                        11.19%        11.88%       12.57%
S&P 500(R)Index2                       28.58%        24.06%       18.70%
FT/S&P Actuaries World
Utilities Index2                       36.67%        15.96%       12.95%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Financial Times/S&P Actuaries World Utilities Index includes electric utilities, waterworks supply, natural gas and telephone companies. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]  MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Ian Link, CFA
Vice President, Advisers

Mr. Link has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1989.

Alex W. Peters
PORTFOLIO MANAGER, Advisers

Mr. Peters has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1992.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.47% of its average daily net assets to the manager.

Growth and Income Fund

[Insert graphic of bullseye and arrows]  Goals and Strategies

GOALS The fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in a broadly diversified portfolio of equity securities that the manager believes have the potential to increase in value. To help identify undervalued financially strong companies with attractive long-term growth prospects, the manager uses a current relative yield analysis. Dividend yield is a stock's annual per share dividends divided by its per share market price. Following this strategy, the fund will invest predominantly in common stocks that have dividend yields at least equal to the yield of the Standard & Poor's 500 Index. The fund seeks current income through receipt of dividends from its investments. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund may also invest up to 30% of its total assets in foreign securities, including Depositary Receipts and emerging markets, but currently intends to limit such investments to 20%. The fund may also invest to a lesser extent in equity real estate investment trusts (REITs). REITS are usually publicly traded companies that manage a portfolio of real estate to earn profits and tend to pay high yields since they must distribute most of their earnings.

[Begin callout]
The fund invests primarily in common stocks offering above market current dividend yields.
[End callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential, with an emphasis on current dividend yield. The manager believes that high relative dividend yield is frequently a good indicator of value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down]  MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[Begin callout]


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.


CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.


COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.


Emerging market countries have additional risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

REITs A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties. The value of a REIT may also be affected by factors that affect the underlying properties, the real estate industry, or local or general economic conditions.


See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]  PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


GROWTH AND INCOME FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

-2.35%    23.63%   6.73%    10.32%   -3.41%    32.83%    14.19%   27.74    8.33%

  90       91       92        93       94        95        96       97      98

                                     Year

[Begin callout]
Best
Quarter:

Q1 '91
10.93%

Worst
Quarter:

Q3 '90
-12.63%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                        Since Inception
                              Past 1 Year  Past 5 Years   (01/24/89)
------------------------------------------------------------------------------

Growth and Income Fund -
Class 11                         8.33%        15.51%         11.72%
S&P 500(R)Index2                 28.58%       24.06%         18.70%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]  MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Frank Felicelli, CFA
Senior Vice President, Advisers

Mr. Felicelli has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1986.

William Hawes
PORTFOLIO MANAGER, Advisers

Mr. Hawes has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1998.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.47% of its average daily net assets to the manager.

Income Securities Fund

[Insert graphic of bullseye and arrows]  GOAL AND STRATEGIES

GOAL The fund's investment goal is to maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in a diversified portfolio of debt and equity securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund seeks income by selecting investments such as corporate, foreign, and U.S. Treasury bonds. In its search for income-producing growth opportunities, the fund invests in common stocks with attractive dividend yields of companies from a variety of industries such as utilities, oil, gas, real estate, and consumer goods. From time to time, the fund may invest substantially in certain sectors, including utilities.

The fund may invest up to 100% of its total assets in debt securities that are below investment grade, including up to 5% in defaulted debt, but it is not currently expected that the fund will invest more than 50% of its assets in these securities. Investment grade debt securities are rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). The fund generally invests in securities rated at least Caa by Moody's or CCC by S&P or, if unrated, determined by the fund's manager to be comparable. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. During 1998, about 30% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.

The fund may invest up to 25% of its assets in foreign securities, including emerging markets. It ordinarily buys foreign securities that are traded in the U.S or American Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.


[Begin callout]
The fund invests primarily in a diversified portfolio of high yield lower rated bonds, and stocks.
[End callout]



PORTFOLIO SELECTION The manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and growth tomorrow. It performs independent analysis of the debt securities being considered for the fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

o a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;
o    the experience and managerial strength of the company;
o    responsiveness to changes in interest rates and business conditions;
o    debt maturity schedules and borrowing requirements; and
o the company's changing financial condition and market recognition of the change.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]  MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the funds seek to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

[Begin callout]
Because the bonds and stocks the fund holds fluctuate in price with interest rate changes and market conditions, the value of your investment in the fund will go up and down. This means you could lose money.
[End callout]

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. Companies issuing high yield debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings agencies. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further. Utility company stocks pay relatively high dividends, so they are particularly sensitive to interest rate movements: like bonds, when interest rates rise, their stock prices tend to fall.


CONVERTIBLE SECURITIES The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.


COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.


Emerging market countries have additional risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.


See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear]  PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

INCOME SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1


Insert bar graph]

-7.42%   39.93%   13.20%   18.59%   -6.27%   22.40%   11.28%   17.09%   1.64%

  90       91       92       93       94       95       96       97      98

                                     Year

[Begin callout]
Best
Quarter:

Q1 '91
16.48%

Worst
Quarter:

Q3 '90
-8.42%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                Since Inception
                                    Past 1 Year   Past 5 Years    (01/24/89)
------------------------------------------------------------------------------

Income Securities Fund - Class 11     1.64%           8.73%       11.23%
Lehman Brothers Government/
Corporate Bond Index2                 9.47%           7.30%        9.29%
S&P 500(R)Index2                     28.58%          24.06%       18.70%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of fixed-rate U.S. Government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of briefcase]  MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Charles B. Johnson
Chairman of the Board, Advisers

Mr. Johnson has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1957.

Matthew F. Avery
Senior Vice President, Advisers

Mr. Avery has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1987.

Frederick G. Fromm
Vice President, Advisers

Mr. Fromm has been a manager of the fund since 1998, and has been with the Franklin Templeton Group since 1992.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.47% of its average daily net assets to the manager.

Mutual Shares Securities Fund

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES

GOALS The fund's principal goal is capital appreciation. Its secondary goal is income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund will primarily invest in:

o    UNDERVALUED STOCKS Stocks trading at a discount to asset value.

o REORGANIZING COMPANIES Securities of companies in the midst of change such as mergers, consolidations, liquidations, reorganizations, financial restructurings, or companies with takeover, tender or exchange offers or likely to receive such offers (Reorganizing Companies). The fund may participate in such transactions.

o DISTRESSED COMPANIES Securities of companies that are distressed or even in bankruptcy.

[Begin callout]
The fund invests primarily in common stocks of companies the manager believes are significantly undervalued.
[End callout]

The fund invests primarily in companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies, which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

While the fund generally purchases securities for investment purposes, the manager may use the fund's ownership in a company to seek to influence or control management, or invest in other companies that do so, when the manager believes the fund may benefit.

The fund may invest in debt securities rated in any rating category established by an independent rating agency, including high yield, lower rated or defaulted debt securities ("junk bonds"), or if unrated, determined by the manager to be comparable. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund typically invests in unrated and lower rated debt securities of Reorganizing Companies or Distressed Companies. Such debt securities are primarily secured or unsecured indebtedness or participations in the indebtedness, including loan participations and trade claims. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. By purchasing direct indebtedness of companies, a fund steps into the shoes of a financial institution. Participation interests in indebtedness represent fractional interests in a company's indebtedness.

The fund currently intends to invest up to approximately 20% of its total assets in foreign equity and debt securities, including American, European and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund generally seeks to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available, and in the manager's opinion, it is economical to do so (Hedging Instruments).

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to its evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities. Similarly, debt securities are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating. Thus, each security is examined separately and there are no set criteria as to asset size, earnings or industry type.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down]  MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

REORGANIZING OR DISTRESSED companies The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a Reorganizing Company will be completed on the terms contemplated and therefore, benefit the fund.


[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]



FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.


COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

INDEBTEDNESS AND PARTICIPATIONS The purchase of debt securities of Reorganizing or Distressed Companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.


ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. There is a possible risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.


See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


MUTUAL SHARES SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

 17.73%        0.09%
 97             98
Year

[Begin callout]
Best
Quarter:

Q4 '98
12.94%

Worst
Quarter:

Q3 '98
-17.65%
[End callout]

Average Annual Total Returns
For the periods ended December 31, 1998

                                                            Since Inception
                                    Past 1 Year               (11/08/96)
------------------------------------------------------------------------------

Mutual Shares Securities
Fund - Class 11                           0.09%                  9.70%
S&P 500(R)Index2                         28.58%                 30.66%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard and Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Mutual Advisers, LLC (Franklin Mutual) is the fund's investment manager.

MANAGEMENT TEAM The team members primarily responsible for the fund's management are:

Lawrence N. Sondike
Senior Vice President
Franklin Mutual

Mr. Sondike has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual (Heine).

David E. Marcus
Senior Vice President
Franklin Mutual

Mr. Marcus has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Michael F. Price is Chairman of the Board of Directors which oversees the management of Franklin Mutual. The managers listed above are part of a larger team of investment professionals with management responsibility for all of the funds managed by Franklin Mutual, including this fund. Peter A. Langerman is Chief Executive Officer and Robert L. Friedman is Chief Investment Officer of Franklin Mutual. Mr. Friedman has overall supervisory responsibility for the day to day management of the funds managed by Franklin Mutual.

The team also includes:

Peter A. Langerman
President and Chief Executive Officer
Franklin Mutual

Mr. Langerman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.


Robert L. Friedman
Chief Investment Officer
Senior Vice President
Franklin Mutual

Mr. Friedman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.


Jeffrey A. Altman
Senior Vice President
Franklin Mutual

Mr. Altman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Raymond Garea
Senior Vice President
Franklin Mutual

Mr. Garea has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

David J. Winters
Senior Vice President
Franklin Mutual

Mr. Winters has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

Jim Agah
Assistant Portfolio Manager
Franklin Mutual

Mr. Agah has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1997, he was vice president of equity sales at Keefe, Bryette & Woods.

Jeff Diamond
Assistant Portfolio Manager
Franklin Mutual

Mr. Diamond has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1998, he was a vice president and co-manager of Prudential Conservative Stock Fund.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.60% of its average daily net assets to the manager.


Real Estate Securities Fund

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's principal goal is capital appreciation. Its secondary goal is to earn current income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in securities of companies operating in the real estate industry, primarily equity real estate investment trusts (REITs). Real estate companies include:

o    companies qualifying under federal tax law as REITs,


o real estate operating companies, real estate services companies, homebuilders and developers that derive at least half of their assets or revenues from the ownership, construction, management or other services, or sale of residential, commercial or industrial real estate.


[Begin callout]
The fund concentrates in securities of companies in the real estate industry, primarily equity REITs.
[End callout]


REITs are real estate investment trust companies, usually publicly traded, that manage a portfolio of income-producing real estate properties such as apartments, hotels, office buildings, or shopping centers. Equity REITs take ownership positions in real estate and shareholders receive income from the rents received, and receive capital gains on the properties sold at a profit. Other types, for example mortgage REITs, specialize in lending money to developers and pass interest income on to shareholders. Still others are hybrid REITs, having a mix of equity and debt investments. The fund generally invests in medium-cap (less than $5 billion) to small-cap (less than $1.5 billion) REITs, because that is reflective of the industry itself. Market capitalization is defined as share price times the number of common stock shares outstanding.

In addition to its principal investments, the fund may invest in equity or debt securities of issuers engaged in businesses whose products and services are closely related to the real estate industry, and issuers whose principal business is unrelated to the real estate industry but who have very significant real estate holdings believed to be undervalued relative to the company's securities. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The manager seeks to manage the risks of industry concentration by diversifying into different types of real estate investments although such risks cannot be eliminated. Historically, there has been a low correlation between the real estate market and the broader equity market. While there is no certainty those trends will continue in the future, investments in real estate securities may be a useful way to diversify one's overall portfolio.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" investor focusing primarily on individual securities, the fund's manager will focus on the market price of a company's security relative to its evaluation of the company's long-term earnings, asset value, and cash flow potential. Using both qualitative and quantitative analysis and on-site visits, the manager evaluates security characteristics, the strength and quality of management, and underlying properties. In addition, the manager may consider other factors, such as the supply and demand outlook for various property types and regional markets.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

REAL ESTATE SECURITIES By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions and tax considerations, the strength of specific industries renting properties, and other factors affecting the supply and demand for properties. When economic growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity and make other investments more attractive. Property values could decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.


REITs Equity REITs can be affected by any changes in the value of the properties owned, while mortgage REITs can be affected by the quality of any credit extended. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.


A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.


[Begin callout]
Because the securities the fund holds fluctuate in price with real estate market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]


STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

SMALLER COMPANIES Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses. Small cap REITs can be subject to greater risks than mid- or large-cap issuers due to greater regional concentration and less diversification in terms of the regions, clients and types of properties available for investment.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


REAL ESTATE SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

Insert bar graph]

-11.98%   33.47%   12.12%    19.01%   2.89%   17.53%   32.82%   20.70%   -16.82%

   90      91       92        93       94       95      96       97        98

                                     Year

[Begin callout]
Best
Quarter:

Q1 '91
20.13%

Worst
Quarter:

Q3 '90
-14.14%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                      Since Inception
                                 1 Year      5 Years    (01/24/89)
------------------------------------------------------------------------------

Real Estate Securities Fund -
Class 11                        -16.82%      10.03%        10.30%
S&P 500(R)Index2                 28.58%      24.06%        18.70%
Wilshire Real Estate
Securities Index2               -17.43%       9.36%         4.57%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Wilshire Real Estate Securities Index is a market-cap weighted index of publicly traded real estate securities. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Matthew F. Avery
Senior Vice President, Advisers

Mr. Avery has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1987.

Douglas Barton, CFA
Vice President, Advisers

Mr. Barton has been a manager of the fund since 1998, and has been with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.52% of its average daily net assets to the manager.


Rising Dividends Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the securities of companies that have:

o consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;

o    increased dividends substantially (at least 100%) over the past ten years;

o reinvested earnings, paying out less than 65% of current earnings in dividends (except for utility companies);

o strong balance sheets, with long-term debt representing no more than 30% of total capitalization (except for utility companies); and

o attractive prices, either in the lower half of the stock's price/earnings ratio range for the past 10 years or less than the average current market price/earnings ratio of the stocks comprising the Standard & Poor's(R) 500 Stock Index (this criterion applies only at the time of purchase).

[Begin callout]
The fund will invest primarily in the common stocks of financially sound companies that have paid consistently rising dividends.
[End callout]


The fund typically invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria. Following these policies, the fund typically invests predominantly in equity securities issued by large- and mid-cap U.S. companies, which generally have market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. It may also invest substantially in small-cap companies which generally have lower market capitalizations. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, and in particular a strong dividend record, asset value, and cash flow potential. The manager seeks bargains among companies with steadily rising dividends and strong balance sheets - out of favor companies that offer, in the manager's opinion, excellent long-term potential that might include companies that have stumbled recently, dropping sharply in price, but with significant potential.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager, or may decline further.


[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products and services may not find an established market or may become obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


RISING DIVIDENDS FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

 -3.48%   -4.08%   29.74%    24.18%   33.03%   6.92%

   93        94      95       96        97      98

                        Year

[Begin callout]
Best
Quarter:

Q4 '98
19.38%

Worst
Quarter:

Q3 '98
-14.78%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                              Since Inception
                                   Past 1 Year   Past 5 Years   (01/27/92)
------------------------------------------------------------------------------

Rising Dividends Fund - Class 11      6.92%         17.06%         12.98%
Wilshire MidCap Company
Growth Index2                        -1.08%         13.83%         13.61%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The Wilshire MidCap Company Growth Index is an unmanaged group of securities of companies selected based on growth characteristics from among the middle capitalization universe of the Wilshire 5000. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisory Services, LLC (Advisory Services) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Donald G. Taylor
Senior Vice President,
Advisory Services

Mr. Taylor has been a manager of the fund since 1996. Before joining the Franklin Templeton Group in 1996, he was a Portfolio Manager for Fidelity Management & Research Co.

William J. Lippman
President, Advisory Services

Mr. Lippman has been a manager of the fund since its inception in 1992. He has more than 30 years' experience in the securities industry and joined the Franklin Templeton Group in 1988.

Bruce C. Baughman
Senior Vice President,
Advisory Services

Mr. Baughman has been a manager of the fund since its inception in 1992, and has been with the Franklin Templeton Group since 1988.


Margaret McGee
Vice President, Advisory Services

Ms. McGee has been a manager of the fund since its inception in 1992, and has been with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.70% of its average daily net assets to the manager.


Templeton Global Asset Allocation Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is high total return.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest in equity securities of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. The mix of investments will be adjusted to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries. While there are no minimum or maximum percentage targets for each asset class, historically stocks have been the predominant investment.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, securities convertible into common stock, and American, European and Global Depositary Receipts. Depositary Receipts are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.


[Begin callout]
The fund invests primarily in common stocks and bonds of U.S. and non-U.S. countries.
[End callout]


The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 25% of its total assets in high yield, medium and lower rated debt securities ("junk bonds"), or, if unrated, determined by the fund's manager to be comparable. The fund will not invest in defaulted securities. During 1998, about 10.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.


PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries.


In choosing debt investments, the fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions; with respect to debt securities, the manager may also from time to time make use of forward currency exchange contracts for hedging (protection) purposes (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


[Begin callout]
Because the stocks and bonds the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


TEMPLETON GLOBAL ASSET ALLOCATION FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

  19.84%       11.71%    -0.04%

    96           97        98

               Year

[Begin callout]
Best
Quarter:

Q4 '98
11.93%

Worst
Quarter:

Q3 '98
-13.12%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                Since Inception
                                    Past 1 Year    (05/01/95)
------------------------------------------------------------------------------

Templeton Global Asset
Allocation Fund - Class 11            -0.04%        10.25%
MSCI World Index(R)2                  24.80%        18.24%
JP Morgan Global Government
Bond Index2                           15.31%         7.49%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index(R) tracks the performance of approximately 1500 securities in 23 countries and is designed to measure world stock market performance. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Templeton Global Advisors Limited (TGAL) is the fund's investment manager.

Under an agreement with TGAL, Templeton Investment Counsel, Inc. (TICI) through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor.

MANAGEMENT TEAM The team responsible for managing the equity portion of the fund is:

Dale Winner, CFA
Portfolio Manager,

Mr. Winner has been a manager of the fund since 1997. Before joining TGAL Franklin Templeton in 1995, he was a trust officer at J.P. Morgan.

Jeffrey A. Everett, CFA
Executive Vice President, TGAL

Mr. Everett has been a manager of the fund since its inception in 1995, and has been with the Franklin Templeton Group since 1990.

Mark G. Holowesko, CFA
President, TGAL

Mr. Holowesko has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1985.

A team from Global Bond Managers is responsible for managing the debt portion of the fund's investments.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.65% of its average daily net assets to the manager.

Value Securities Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term total return.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies of various sizes that the fund's manager believes are selling substantially below the underlying value of their assets or their private market value (what a sophisticated investor would pay for the entire company). Following this strategy, the fund will invest in companies with, for example: low prices relative to book value, cash flow, or earnings (of the market, of the industry group or earnings growth); valuable intangibles not reflected in the stock price such as franchises, trademarks, distribution channels or market share for particular products or services; underused or understated assets or cash; or strong balance sheets. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.


[Begin callout]
The fund invests primarily in the common stocks of companies the manager believes are significantly undervalued.
[End callout]


The fund may invest substantially in securities of small-cap companies, which have market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. The fund may also invest up to 25% of its total assets in foreign securities, including Depositary Receipts and emerging markets, but has no current intention of investing more than 15%.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. The manager seeks bargains among the "under researched and unloved" - out of favor companies that offer, in the manager's opinion, excellent long-term potential that might include former growth companies that have stumbled recently, dropping sharply in price, but with significant potential ("fallen angels") or companies that are a potential turnaround or takeover target.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further. The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk.


[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

DIVERSIFICATION The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General foreign securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


[Insert graphic of bull and bear]  PERFORMANCE

Because the fund started May 1, 1998, performance for a full calendar year is not yet available.

[Insert graphic of briefcase]  MANAGEMENT


Franklin Advisory Services, LLC (Advisory Services) is the fund's investment manager.


MANAGEMENT TEAM  The team responsible for the fund's management is:

William J. Lippman
President, Advisory Services

Mr. Lippman has been a manager of the fund since its inception in 1998. He has more than 30 years' experience in the securities industry and joined the Franklin Templeton Group in 1988.

Bruce C. Baughman
Senior Vice President,
Advisory Services


Mr. Baughman has been a manager of the fund since its inception in 1998, andhas been with the Franklin Templeton Group since 1988.



Gerard P. Sullivan
Senior Vice President,
Advisory Services

Mr. Sullivan has been a manager of the fund since its inception in 1998.
Before      joining the Franklin Templeton Group in 1998, he was a portfolio manager for SunAmerica Asset Management and for Texas Commerce Investment Management & Co.


Margaret McGee
Vice President, Advisory Services

Ms. McGee has been a manager of the fund since its inception in 1998 and has been with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of 0.60% of the average daily net assets up to an including $200 million; 0.50% of the average daily net assets up to $1.3 billion; and 0.40% of the average daily net assets over $1.3 billion.


Capital Growth Fund

[Insert graphic of bullseye and arrows] goal and strategies

GOAL  The fund's investment goal is capital appreciation.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies believed to be globally competitive and to offer favorable opportunities for long-term capital appreciation. Following this policy, the fund will typically invest predominantly in established, large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The fund may also invest, to a lesser extent, in small-cap companies, and in new and emerging industries where growth is expected to be above average. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.


[Begin callout]
The fund invests primarily in the common stocks of established companies. [End callout]


The fund generally invests less than 15% of its total assets in foreign securities, including Depositary Receipts and emerging markets.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined long-term growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are leaders in their industries, and are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise, and uses both qualitative and quantitative analysis to evaluate companies for historical and potential growth in revenues and earnings, strength and quality of management, and strategic positioning in its industry. The manager believes such factors point to steady growth over time potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.


[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses, and technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.


CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General foreign securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

See "Important Recent Developments," in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

CAPITAL GROWTH FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1


[Insert bar graph]

 18.31%        20.29%

  97            98

       Year

[Begin callout]
Best
Quarter:

Q4 '98
19.73%

Worst
Quarter:

Q3 '98
-10.47%
[End callout]

Average Annual Total Returns

For the periods ended December 31, 1998

                                                      Since Inception
                                          Past 1 Year   (05/01/96)
------------------------------------------------------------------------------

Capital Growth Fund - Class 11              20.29%        19.72%
S&P 500(R)2 Index                           28.58%        29.00%
Russell 1000 Index(R)2                      27.02%        27.92%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000 Index. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.


MANAGEMENT TEAM  The team responsible for the fund's management is:

Conrad B. Herrmann, CFA
Senior Vice President, Advisers


Mr. Herrmann has been a manager of the fund since its inception in 1996, and has been with the Franklin Templeton Group since 1989.

Vivian J. Palmieri
Portfolio Manager, Advisers

Mr. Palmieri has been a manager of the fund since its inception in 1996, and has been with the Franklin Templeton Group since 1965.

Kent Shepherd, CFA
Vice President, Advisers

Mr. Shepherd has been a manager of the fund since its inception in 1999, and has been with the Franklin Templeton Group since 1991.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.

Global Health Care Securities Fund

[Insert graphic of bullseye and arrows] Goal and Strategies

GOAL  The fund's investment goal is capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 70% of its total assets in equity securities of companies in the health care industry. These are companies whose principal assets or activities are in research, development, production or distribution of products and services in industries such as pharmaceutical; biotechnology; health care facilities, information systems and personal products; medical supplies, technology and services; and managed care companies. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.


[Begin callout]
The fund concentrates in common stocks of U.S. and non-U.S. companies in the health care industry.
[End callout]


The fund may buy health care companies anywhere in the world, but generally invests predominantly in U.S. companies. The fund may also invest a substantial portion of its assets in small-cap companies which have market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion.

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of U.S. or non-U.S. issuers. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, combining both growth and value strategies. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that fill particular health care niches and that it believes are positioned for rapid growth in revenues, earnings or assets, and/or are selling at reasonable prices using a company's historical value measures. The manager relies on a team of analysts to provide in-depth industry expertise, and uses both qualitative and quantitative analysis, to look for companies that will position the fund to benefit from potential future technological advances and increasing worldwide demand in the health care sector. In addition, the manager evaluates companies on factors such as strength and quality of management, strategic positioning in its industry and globally competitive advantages.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.


HEALTH CARE COMPANIES By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Government actions may affect health care companies in many ways. For example, foreign, U.S. federal, or state governments could discontinue subsidies of certain research or other activities of some companies. Stocks held by the fund may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, or legislative reform of a health care system. Health care companies are also subject to the risks of product liability lawsuits and the risk that their products and services may rapidly become obsolete.

[Begin callout]
Because the stocks the fund holds fluctuate in price with global market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.


FOREIGN SECURITIES Securities of companies located outside the U.S. involve risks that can increase the potential for losses in the fund.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


DIVERSIFICATION The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


[Insert graphic of bull and bear] Performance

Because the fund started May 1, 1998, performance for a full calendar year is not yet available.

[Insert graphic of briefcase] Management


Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Kurt von Emster, CFA
Vice President, Advisers

Mr. Von Emster has been a manager of the fund since its inception in 1998, and has been with the Franklin Templeton Group since 1989.

Evan McCulloch, CFA
Vice President, Advisers

Mr. McCulloch has been a manager of the fund since its inception in 1998, and has been with the Franklin Templeton Group since 1992.

Rupert H. Johnson, Jr.
President, Advisers

Mr. Johnson has been a manager of the fund since its inception in 1998, and has been with the Franklin Templeton Group since 1965.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. The fee is an amount equal to an annual rate of 0.60% of the average daily net assets up to and including $200 million; 0.50% of the average daily net assets up to $1.3 billion; and 0.40% of the average daily net assets over $1.3 billion.

Mutual Discovery Securities Fund

[Insert graphic of bullseye and arrows] Goal and Strategies

GOAL  The fund's principal goal is capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies of any nation that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund will primarily invest in:


o    UNDERVALUED STOCKS Stocks trading at a discount to asset value.


o REORGANIZING COMPANIES Securities of companies in the midst of change such as mergers, consolidations, liquidations, reorganizations, financial restructurings, or companies with takeover, tender or exchange offers or likely to receive such offers (Reorganizing Companies). The fund may participate in such transactions.

o DISTRESSED COMPANIES Securities of companies that are distressed or even in bankruptcy.


[Begin callout]
The fund invests primarily in common stocks of non-U.S. and U.S. companies the manager believes are significantly undervalued.
[End callout]


The fund invests primarily in companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a lesser amount in small-cap companies. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

While the fund generally purchases securities for investment purposes, the manager may use the fund's ownership in a company to seek to influence or control management, or invest in other companies that do so, when the manager believes the fund may benefit.

The fund may invest 50% or more of its total assets in foreign equity and debt securities, which may include sovereign debt and participation in foreign government debt, and American, European and Global Depositary Receipts. Depositary receipts are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund generally seeks to hedge (protect) against currency risks largely using forward foreign currency exchange contracts, where available, and in the manager's opinion, it is economical to do so (Hedging Instruments).

The fund may invest in debt securities rated in any rating category by an independent rating agency, including high yield, lower rated or defaulted debt securities ("junk bonds"), or in comparable unrated debt securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund typically invests in unrated and lower rated debt securities of Reorganizing Companies or Distressed Companies. Such debt securities are primarily secured or unsecured, indebtedness or participations in the indebtedness, including loan participations and trade claims. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. By purchasing direct indebtedness of companies, a fund steps into the shoes of a financial institution. Participation interests in indebtedness represent fractional interests in a company's indebtedness.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to its evaluation of the company's asset value, book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities. Similarly, debt securities are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating. Thus, each security is examined separately and there are no set criteria as to asset size, earnings or industry type.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

REORGANIZING OR DISTRESSED COMPANIES The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a Reorganizing Company will be completed on the terms contemplated, and therefore, benefit the fund.


[Begin callout]
Because the stocks the fund holds fluctuate in price with global market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluation by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluation. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

INDEBTEDNESS AND PARTICIPATIONS The purchase of debt securities of Reorganizing or Distressed Companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out its position because the trading market becomes illiquid.


ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. Illiquid securities have the risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.


See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


MUTUAL DISCOVERY SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

 19.25%        -5.00%

 97              98

        Year

[Begin callout]
Best
Quarter:

Q1 '98
10.85%

Worst
Quarter:

Q3 '98
-20.97%
[End callout]

Average Annual Total Returns

For the periods ended December 31, 1998

                                                      Since Inception
                                          Past 1 Year   (11/08/96)
------------------------------------------------------------------------------
Mutual Discovery Securities

Fund - Class 11                            -5.00%         7.02%
S&P 500(R)Index2                            28.58%       30.66%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] Management

Franklin Mutual Advisers, LLC (Franklin Mutual) is the fund's investment manager.

MANAGEMENT TEAM The team members primarily responsible for the fund's management are:

Robert L. Friedman
Chief Investment Officer
Senior Vice President
Franklin Mutual

Mr. Friedman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual (Heine).

David E. Marcus
Senior Vice President
Franklin Mutual

Mr. Marcus has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Michael F. Price is Chairman of the Board of Directors which oversees the management of Franklin Mutual. The managers listed above are part of a larger team of investment professionals with management responsibility for all of the funds managed by Franklin Mutual, including this fund. Peter A. Langerman is Chief Executive Officer and Robert L. Friedman is Chief Investment Officer of Franklin Mutual. Mr. Friedman has overall supervisory responsibility for the day to day management of the funds managed by Franklin Mutual.

The team also includes:

Peter A. Langerman
President and
Chief Executive Officer
Franklin Mutual

Mr. Langerman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.


Lawrence N. Sondike
Senior Vice President
Franklin Mutual

Mr. Sondike has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Jeffrey A. Altman
Senior Vice President
Franklin Mutual

Mr. Altman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Raymond Garea
Senior Vice President
Franklin Mutual

Mr. Garea has been a manager of the fund since its inception in 1998. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

David J. Winters
Senior Vice President
Franklin Mutual

Mr. Winters has been a manager of the fund since 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

Jim Agah
Assistant Portfolio Manager
Franklin Mutual

Mr. Agah has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1997, he was vice president of equity sales at Keefe, Bryette & Woods.

Jeff Diamond
Assistant Portfolio Manager
Franklin Mutual

Mr. Diamond has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1998, he was a vice president and co-manager of Prudential Conservative Stock Fund.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.80% of its average daily net assets to the manager.

Natural Resources Securities Fund

[Insert graphic of bullseye and arrows] Goals and Strategies

GOALS The fund's principal goal is capital appreciation. Its secondary goal is to provide current income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies principally engaged in the natural resources sector. These are companies that own, produce, refine, process or market natural resources. They may also provide support services for natural resources companies, for example, develop technologies or provide services, supplies or equipment related to natural resources. The natural resources sector includes industries such as integrated oil; oil and gas exploration and production; gold and precious metals; steel, iron ore, and aluminum production; forest, farming, and paper products; chemicals; building materials; energy services and technology; and environmental services. The manager expects to invest substantially in the energy industries, because of their larger weighting in the natural resources sector itself.

The fund generally invests a substantial portion of its assets in mid-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest significantly in small-cap companies. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.


[Begin callout]
The fund concentrates in common stocks of U.S. and non-U.S. companies in the natural resources sector.
[End callout]

The fund may buy natural resource companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than any other single country. In addition, the fund will be exposed to emerging markets through developed market companies, which often own or depend on natural resource assets in countries with emerging markets.


In addition to its principal investments, and depending upon market conditions, the fund may invest significantly in equity securities outside the natural resources sector or in debt securities, of U.S. or non-U.S. issuers. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. The fund may invest up to 5% in commodities (including gold bullion or gold coins) or futures on commodities related to the natural resources sector as defined above.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined, "growth at a reasonable price" strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager looks for companies it believes are positioned for rapid growth in revenues, earnings or assets, and are selling at reasonable prices. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to choose companies it believes are highly profitable with skilled management, and that have strong growth profiles and solid financials, as well as companies with sustainable competitive advantages either through strategic asset bases or technological expertise. These are all factors the manager believes point to strong long-term growth potential.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.


[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.


NATURAL RESOURCES By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. For example, commodity prices and the supply or demand for commodities change dramatically for reasons beyond a company's control. In addition, supply and demand factors may dictate the prices at which a company acquires raw materials or sells its products or services. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.


In addition, the fund may from time to time invest significantly in a particular industry or group of industries within the natural resources sector; such a strategy may expose the fund to greater investment risk than a more diversified strategy within the sector.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.


[Begin callout]
Because the stocks the fund holds fluctuate in price with global market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.


SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, and their securities are less liquid. These companies may suffer significant losses, and can be considered speculative.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

NATURAL RESOURCES SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1


[Insert bar graph]

-13.97%   3.86%   -10.13%   55.62%   -2.01%   2.35%   4.00%   -18.98%   -25.38%

   90      91       92       93        94      95      96        97        98

                                     Year

[Begin callout]
Best
Quarter:

Q4 '93 21.92%

Worst
Quarter:

Q3 '98 -19.12%
[End callout]

Average Annual Total Returns

For the periods ended December 31, 1998

                                                            Since Inception
                                 Past 1 year   Past 5 years   (01/24/89)
------------------------------------------------------------------------------

Natural Resources Securities

Fund - Class 11                   -25.38%       -8.81%            -0.25%
S&P 500(R)Index2                   28.58%       24.06%            18.70%
FT/S&P/Actuaries World:
Energy 50%/Basic Industries 50%
Composite Index2                   -0.11%        8.56%             7.04%


1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Financial Times/S&P Actuaries World (Energy 50%/Basic Industries 50%) Composite Index is a composite of companies of which 50% are in the energy sector and 50% are in the basic industries sectors. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] Management


Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Michael R. Ward
Portfolio Manager, Advisers

Mr. Ward has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1992.

Steve Land
Portfolio Manager, Advisers

Mr. Land has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1997.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.62% of its average daily net assets to the manager.

Small Cap Fund

[Insert graphic of bullseye and arrows] Goal and Strategies

GOAL  The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) growth companies. Small cap companies are generally those with market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund invests primarily in common stocks of small cap U.S. companies. [End callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined "growth at a reasonable price" strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses small cap companies that it believes are positioned for rapid growth in revenues, earnings or assets, and are selling at reasonable prices. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Such advantages as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]  Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

SMALLER COMPANIES While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may also suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to erratic or abrupt price movements.


[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

SMALL CAP FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1


[Insert bar graph]

  28.95%     17.42%      -0.98%

   96         97           98

             Year

[Begin callout]
Best
Quarter:

Q4 '98 24.39%

Worst
Quarter:

Q3 '98 -24.40%
[End callout]

Average Annual Total Returns

For the periods ended December 31, 1998

                                                 Since Inception
                                    Past 1 Year    (11/01/95)
------------------------------------------------------------------------------

Small Cap Fund - Class 11             -0.98%          14.51%
S&P 500(R)Index2                      28.58%          29.09%
Russell 2500(R)Index2                  0.38%          15.45%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks, whereas the Russell 2500(R) Index is an index of 2,500 companies with small market capitalizations, both covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Edward B. Jamieson
Executive Vice President, Advisers

Mr. Jamieson has been a manager of the fund since its inception in 1995, and has been with the Franklin Templeton Group since 1987.

Aidan O'Connell
Portfolio Manager, Advisers

Mr. O'Connell has been a manager of the fund since September 1998. Before joining Franklin Templeton in May 1998, Mr. O'Connell was a research analyst and a corporate financial analyst at Hambrecht & Quist.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.

Templeton Developing Markets Equity Fund

[Insert graphic of bullseye and arrows] Goal and Strategies

GOAL  The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in emerging markets equity securities. Emerging market equity securities generally include equity securities that trade in emerging markets or are issued by companies that have their principal activities in emerging market countries.

Emerging market countries generally include those considered to be emerging by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities. These countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Emerging market equity securities and emerging market countries are more fully described in the SAI.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stock, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in the common stocks of companies located in emerging market countries.
[End callout]

In addition to its principal investments, the fund may invest significantly in securities of issuers in developed market countries, and particularly those developed market countries that are linked by tradition, economic markets, geography or political events to emerging market countries.

Depending upon current market conditions, or for capital appreciation, the fund may also invest a substantial portion of its assets in rated or unrated debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. The fund may also invest up to 10% of its total assets in securities of closed-end investment companies to facilitate foreign investment.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual companies and securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency investments. Such investments may be medium-term (less than 5 years for this fund) or short-term, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund. Emerging markets in particular can experience significant price volatility in any given year, and even daily. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

[Begin callout]
Because the stocks the fund holds fluctuate in price with emerging market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON DEVELOPING MARKETS EQUITY FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1


[Insert bar graph]

 2.77%         21.59%       -8.72%          -21.61%

  95            96            97              98

                      Year

[Begin callout]
Best
Quarter:

Q4 '98
20.59%

Worst
Quarter:

Q4 '97
-23.44%
[End callout]

Average Annual Total Returns

For the periods ended December 31, 1998

                                                      Since Inception
                                          1 year        (03/15/94)
------------------------------------------------------------------------------
Templeton Developing Markets

Equity Fund - Class 11                    -21.61%        -3.22%
MSCI Emerging Markets Free Index2         -25.34%        -8.80%
IFC Investable Composite Index2           -22.01%        -9.24%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. The International Finance Corporation's Investable Composite Index is an emerging markets index that includes 650 stocks from 18 countries including Mexico, South Korea, Brazil, Jordan and Turkey. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase]  Management

Templeton Asset Management Ltd. (TAML) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Dr. J. Mark Mobius.
Managing Director, TAML

Dr. Mobius has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

Tom Wu
Director, TAML

Mr. Wu has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

H. Allan Lam
Portfolio Manager, TAML

Mr. Lam has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

Eddie Chow
portfolio manager, TAML

Mr. Chow has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1994.

Dennis Lim
director, TAML

Mr. Lim has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1990.

Tek-Khoan Ong
Portfolio Manager, TAML

Mr. Ong has been a manager if the fund since 1996, and has been with the Franklin Templeton Group since 1993.

The fund pays the manager a fee for managing its assets, making its investment decisions and providing certain administrative facilities and services to the fund. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average daily net assets to the manager.


Templeton Global Growth Fund

[Insert graphic of bullseye and arrows] Goal and Strategies

GOAL  The fund's investment goal is long-term capital growth.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including in the U.S. and emerging markets. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.


[Begin callout]
The fund invests primarily in a diversified portfolio of U.S. and non-U.S. common stocks.
[End callout]


Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stocks or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

[Begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON GLOBAL GROWTH FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1


[Insert bar graph]

12.72%     21.28%      13.50%         8.98%

  95        96           97            98

                  Year

[Begin callout]
Best
Quarter:

Q4 '98
16.30%

Worst
Quarter:

Q3 '98
-13.78%
[End callout]

Average Annual Total Returns

For the periods ended December 31, 1998

                                                           Since Inception
                                              Past 1 Year    (03/15/94)
------------------------------------------------------------------------------

Templeton Global Growth Fund - Class 11          8.98%         12.30%
MSCI All Country World Free(R)Index2            21.97%         14.79%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country World Free(R) Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and Eastern Europe. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] Management

Templeton Global Advisors Limited (TGAL) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Richard Sean Farrington, CFA
Senior Vice President, TGAL

Mr. Farrington has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1990.

Jeffrey A. Everett, CFA
Executive Vice President, TGAL

Mr. Everett has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1990.

The fund pays the manager a fee for managing its assets, making its investment decisions and providing certain administrative facilities and services to the fund. For the fiscal year ended December 31, 1998, the fund paid 0.83%
of its average daily net assets to the manager.

Templeton International Equity Fund

[Insert graphic of bullseye and arrows] Goal and Strategies

GOAL  The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in non-U.S. markets, including emerging markets, and that are issued by companies that have their principal activities outside the U.S. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in a diversified portfolio of non-U.S. common stocks.
[End callout]

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

[Begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.


COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON INTERNATIONAL EQUITY FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1


[Insert bar graph]

   28.56%      0.87%    10.59%   22.98%   11.69%   5.56%

     93         94        95       96       97      98

                             Year

[Begin callout]
Best
Quarter:

Q4 '93
13.64%

Worst
Quarter:

Q3 '98
-16.86%
[End callout]

Average Annual Total Returns

For the periods ended December 31, 1998

                                                              Since Inception
                                   Past 1 year  Past 5 years   (01/27/92)
------------------------------------------------------------------------------

Templeton International Equity

Fund - Class11                      5.56%         10.09%         10.75%
MSCI All Country World
Ex-U.S. Free Index2                 14.46%         7.87%          8.64%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country World Ex-U.S. Free Index measures the performance of securities located in 48 countries, both developed and emerging markets, except the U.S. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc., (TICI) is the fund's sub-advisor. TICI provides Advisers with investment management advice and assistance.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Howard J. Leonard CFA
Executive Vice President, TICI

Mr. Leonard has been a manager of the fund since 1997, and has been with the Franklin Templeton Group since 1989.

Mark R. Beveridge CFA
Senior Vice President, TICI

Mr. Beveridge has been a manager of the fund since 1994, and has been with the Franklin Templeton Group since 1994

Juan J. Benito
Vice President, TICI

Mr. Benito has been a manager of the fund since 1999. Before joining the Franklin Templeton Group in 1996, he was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.80% of its average daily net assets to the manager.

Templeton International Smaller Companies Fund

[Insert graphic of bullseye and arrows] Goal and Strategies

GOAL  The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of smaller companies located outside the U.S., including in emerging markets. Smaller companies generally are those with market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.


[Begin callout]
The fund invests primarily in an internationally diversified portfolio of smaller companies' common stocks.
[End callout]


In addition to its principal investments, the fund may invest significantly in equity securities of larger capitalized companies located outside the U.S., equity securities of U.S. companies (though currently not more than 5% of its assets), and depending upon current market conditions, in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency investments. Such investments may be medium-term (less than 5 years for this fund) or short-term, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

SMALLER COMPANIES While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies can be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.


[Begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.


COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON INTERNATIONAL SMALLER
COMPANIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1


[Insert bar graph]

  97        98

-1.50%    -12.27%

      Year

[Begin callout]
Best
Quarter:

Q1 '98
10.34%

Worst
Quarter:

Q3 '98
-19.96%
[End callout]

Average Annual Total Returns

For the periods ended December 31, 1998

                                                      Since Inception
                                       Past 1 Year      (05/01/96)
------------------------------------------------------------------------------

Templeton International Smaller Companies

Fund - Class 11                          -12.27%           -1.06%
Salomon Global Ex-U.S.
Less Than $1 Billion Index2                1.26%           -6.86%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The Salomon Global Ex-U.S. Less Than $1 Billion Index includes companies from developed and emerging markets, excluding the U.S., with a market capitalization below U.S. $1 billion. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] Management

Templeton Investment Counsel, Inc. (TICI) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

Simon Rudolph
Senior Vice President, TICI

Mr. Rudolph has been a manager of the fund since 1997. Before joining the Franklin Templeton Group in 1997, he was an executive director with Morgan Stanley.

Peter A. Nori, CFA
Senior Vice President, TICI
Mr. Nori has been a manager of the fund since 1997, and has been with the Franklin Templeton Group since 1987.

Juan J. Benito
Vice President, TICI

Mr. Benito has been a manager of the fund since 1997. Before joining the Franklin Templeton Group in 1996, he was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.85% of its average daily net assets to the manager.

Templeton Pacific Growth Fund

[Insert graphic of bullseye and arrows] Goal and Strategies

GOAL  The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in Pacific Rim markets, including emerging markets, and are issued by companies that have their principal activities in the Pacific Rim. Pacific Rim countries include Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, and Thailand. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[Begin callout]
The fund invests primarily in the common stocks of Pacific Rim companies. [End callout]

In addition to the fund's principal investments, the fund may invest significantly in securities of issuers domiciled outside the Pacific Rim, including the U.S., and those that are linked by tradition, economic markets, geography or political events to countries in the Pacific Rim. Depending upon current market conditions, the fund may also invest in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock and unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. While the manager intends to manage the fund's exposure to countries and their currencies based on its assessment of changing market and political conditions, it is limited to certain geographic regions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund. Emerging markets in particular can experience significant price volatility in any given year, and even daily. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

[Begin callout]
Because the stocks the fund holds fluctuate in price with Pacific Rim market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.


REGION Because the fund invests a significant amount of its assets in issuers located in a particular region of the world, and because the correlation among the Singapore, Malaysia, Thailand and Hong Kong markets is very high, the fund is subject to much greater risks of adverse events, including currency devaluations, and may experience greater volatility than a fund that is more broadly diversified geographically.


COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear]  Past Performance

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


TEMPLETON PACIFIC GROWTH FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

  47.87%   -8.79%    7.97%    11.10%   -35.95%   -13.13%

    93       94       95       96        97        98

                            Year

[Begin callout]
Best
Quarter:

Q4 '98
34.11%

Worst
Quarter:

Q4 '97
-28.67%
[End callout]

Average Annual Total Returns

For the periods ended December 31, 1998

                                                              Since Inception
                                    Past 1 year   Past 5 years   (01/27/92)
------------------------------------------------------------------------------
Templeton Pacific Growth

Fund - Class 11                     -13.13%         -9.45%        -1.68%
MSCI Pacific Index2                   2.69%         -3.95%        -0.88%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Pacific Index tracks approximately 450 companies in Australia, Hong Kong, Japan, New Zealand, and Singapore. This is a total return index in U.S. dollars, with gross dividends reinvested. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc., (TICI) is the fund's sub-advisor. TICI provides Advisers with investment management advice and assistance.

MANAGEMENT TEAM  The team responsible for the fund's management is:

William T. Howard, Jr., CFA
Senior Vice President, TICI

Mr. Howard has been a manager of the fund since 1993, and has been with the Franklin Templeton Group since 1993.

Mark R. Beveridge, CFA
Senior Vice President, TICI

Mr. Beveridge has been a manager of the fund since 1994, and has been with the Franklin Templeton Group since 1985.

Juan J. Benito
Vice President, TICI

Mr. Benito has been a manager of the fund since 1999. Before joining the Franklin Templeton Group in 1996, he was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.99% of its average daily net assets to the manager.

[ Insert graphic of starburst]  Important Recent Developments

o Year 2000 problem The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly called the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.


     When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by their managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.


     When evaluating current and potential portfolio positions, Year 2000 is one of the factors that the funds' managers consider. The managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging markets, may be more susceptible to Year 2000 problems and may not be required to make the same level of disclosure regarding Year 2000 readiness as is required in the U.S. The managers, of course, cannot audit any company or their major suppliers to verify their Year 2000 readiness. If a company in which any fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have similar impact on the fund's performance.


     The funds' managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and their managers may have no control.


o Euro On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which replaced the national currency for participating member countries.

     Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the funds may hold in their portfolios, and their impact on fund performance. To the extent a fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

[Insert graphic of dollar signs and stacks of coins] Distributions and Taxes

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund will declare as dividends substantially all of its net investment income. Except for the Money Fund, each fund typically pays dividends from net investment income and net capital gains, if any, following the close of the calendar year. Dividends or distributions by the funds will reduce the per share net asset value (NAV) by the per share amount paid.


The Money Fund declares a dividend each day the fund's NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the fund's net income.

Dividends paid by a fund will be automatically reinvested in additional shares of that fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners will depend on the provisions of the variable annuity or variable life insurance contract through which they are invested in the funds. For more information, please consult the accompanying contract prospectus.


[Insert graphic of dollar bill] Financial Highlights

The financial highlights table provides further details to help you understand the financial performance of Class 1 of each fund for the past five years or since the fund's inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and expense ratios. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report - along with the financial statements - are included in the fund's Annual Report (available upon request).


                PER SHARE OPERATING PERFORMANCE ($)                                               RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------         -------------------------------------------

                                                                                                                 Ratio of
          Net                Net       Total   Distri-    Distri-           Net             Net     Ratio of    net invest-
         asset      Net    realized &  from    butions    butions          asset           assets,  expenses    ment income Port-
         value,    invest- unrealized invest-  from net   from net Total   value, Total    end of   to average  to average  folio
Period  beginning   ment     gains     ment    investment realized distri- end of return+   year      net         net      turnover
 ended  of period  income   (losses) operations income     gains   butions period  (%)   (000's)($) assets (%)  assets (%) rate (%)
------------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund
19964    10.00      .03      1.33      1.36         -        -       -    11.36   13.60     44,667    .77*       .96*      3.91
1997     11.36      .06      2.02      2.08      (.02)       -    (.02)   13.42   18.31    109,355    .77        .72      19.90
1998     13.42      .10      2.62      2.72      (.06)       -    (.06)   16.08   20.29    220,952    .77       1.00      12.17
Global Health Care Securities Fund
19986    10.00      .03       .68       .71         -        -       -    10.71    7.10      8,990    .84*       .84*     40.80
Global Utilities Securities Fund
1994     17.14      .95     (2.94)    (1.99)     (.62)    (.11)   (.73)   14.42  (11.56) 1,155,110    .52       5.58      11.74
1995     14.42      .84      3.54      4.38      (.90)       -    (.90)   17.90   31.35  1,423,446    .50       5.14      13.27
1996     17.90      .91       .29      1.20      (.92)       -    (.92)   18.18    7.07  1,202,290    .50       4.20      29.69
1997     18.18      .90      3.54      4.44      (.96)   (1.33)  (2.29)   20.33   26.76  1,129,904    .50       3.91      17.00
1998     20.33      .76      1.41      2.17      (.83)   (1.22)  (2.05)   20.45   11.19    986,755    .50       3.15      33.85
Growth and Income Fund
1994     13.99      .19      (.47)     (.28)     (.09)    (.20)   (.29)   13.42   (3.41)   517,877    .54       1.81      99.21
1995     13.42      .41      3.92      4.33      (.20)    (.41)   (.61)   17.14   32.83    889,487    .52       3.30     116.54
1996     17.14      .62      1.64      2.26      (.41)   (1.44)  (1.85)   17.55   14.19  1,077,989    .50       4.06      23.01
1997     17.55      .67      4.05      4.72      (.64)    (.62)  (1.26)   21.01   27.74  1,338,476    .49       3.53      36.71
1998     21.01      .69       .99      1.68      (.69)   (1.64)  (2.33)   20.36    8.33  1,318,743    .49       3.27      27.32
High Income Fund
1994     13.13      .88     (1.18)     (.30)     (.55)    (.07)   (.62)   12.21   (2.26)   255,036    .60       9.45      22.94
1995     12.21     1.06      1.30      2.36      (.91)       -    (.91)   13.66   19.76    360,904    .56       9.63      20.65
1996     13.66     1.20       .56      1.76     (1.20)    (.06)  (1.26)   14.16   13.90    446,096    .54       9.63      27.16
1997     14.16     1.33       .22      1.55     (1.22)    (.04)  (1.26)   14.45   11.47    496,036    .53       9.64      36.38
1998     14.45     1.43     (1.25)      .18     (1.27)    (.08)  (1.35)   13.28     .99    446,609    .53       9.96      41.71
Income Securities Fund
1994     15.80      .82     (1.80)     (.98)     (.44)    (.07)   (.51)   14.31   (6.27) 1,000,002    .54       7.27      13.33
1995     14.31     1.16      1.96      3.12      (.89)    (.07)   (.96)   16.47   22.40  1,266,538    .51       8.05      33.14
1996     16.47     1.32       .44      1.76      (.87)    (.15)  (1.02)   17.21   11.28  1,350,659    .50       7.96      15.28
1997     17.21     1.40      1.38      2.78     (1.33)    (.29)  (1.62)   18.37   17.09  1,406,787    .50       7.53      14.68
1998     18.37     1.37     (1.07)      .30     (1.42)    (.33)  (1.75)   16.92    1.64  1,185,840    .49       6.94      12.22
Money Market Fund
1994      1.00      .04        -        .04      (.04)       -    (.04)    1.00    3.82    518,618    .467      4.05        -
1995      1.00      .06        -        .06      (.06)       -    (.06)    1.00    5.74    429,547    .407      5.58        -
1996      1.00      .05        -        .05      (.05)       -    (.05)    1.00    5.16    408,930    .437      5.04        -
1997      1.00      .05        -        .05      (.05)       -    (.05)    1.00    5.24    367,449    .457      5.11        -
1998      1.00      .05        -        .05      (.05)       -    (.05)    1.00    5.22    414,341    .457      5.08        -
Mutual Discovery Securities Fund
19965    10.00      .02       .19       .21         -        -       -    10.21    2.10     15,418   1.37*      2.11*       .14
1997     10.21      .13      1.84      1.97      (.01)       -    (.01)   12.17   19.25    198,653   1.06       1.19      55.93
1998     12.17      .20      (.76)     (.56)     (.17)    (.15)   (.32)   11.29   (5.00)   224,656   1.00       1.94      93.99
Mutual Shares Securities Fund
19965    10.00      .02       .33       .35         -        -       -    10.35    3.50     27,677   1.00*      2.56*      1.31
1997     10.35      .13      1.71      1.84      (.01)       -    (.01)   12.18   17.73    387,787    .80       2.10      49.01
1998     12.18      .28      (.25)      .03      (.13)    (.12)   (.25)   11.96     .09    482,444    .77       2.60      70.19



                PER SHARE OPERATING PERFORMANCE ($)                                               RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------         -------------------------------------------

                                                                                                                 Ratio of
          Net                Net       Total   Distri-    Distri-           Net              Net     Ratio of   net invest-
         asset      Net    realized &  from    butions    butions          asset            assets,  expenses   ment income Port-
         value,    invest- unrealized invest-  from net   from net Total   value, Total     end of   to average to average  folio
Period  beginning   ment     gains     ment    investment realized distri- end of return+    year      net        net      turnover
 ended  of period  income   (losses) operations income     gains   butions period  (%)    (000's)($) assets (%) assets (%) rate (%)
------------------------------------------------------------------------------------------------------------------------------------
Natural Resources Securities Fund
1994     14.46      .16      (.45)     (.29)     (.08)       -     (.08)   14.09   (2.01)   125,078     .68       1.63      7.66
1995     14.09      .22       .12       .34      (.20)    (.15)    (.35)   14.08    2.35    105,109     .66       1.40     15.66
1996     14.08      .15       .44       .59      (.20)    (.18)    (.38)   14.29    4.00    109,579     .65       1.00     21.77
1997     14.29      .15     (2.83)    (2.68)     (.20)       -     (.20)   11.41  (18.98)    74,924     .69       1.00     85.22
1998     11.41      .15     (3.02)    (2.87)     (.15)       -     (.15)    8.39  (25.38)    45,927     .64       1.21     64.68
Real Estate Securities Fund
1994     15.04      .38       .06       .44      (.17)       -     (.17)   15.31    2.89    195,697     .62       4.00     11.73
1995     15.31      .78      1.83      2.61      (.52)       -     (.52)   17.40   17.53    213,473     .59       4.74     22.15
1996     17.40      .79      4.74      5.53      (.78)       -     (.78)   22.15   32.82    322,721     .57       4.80     10.32
1997     22.15      .72      3.72      4.44      (.67)    (.32)    (.99)   25.60   20.70    440,554     .54       3.59     11.62
1998     25.60     1.45     (5.60)    (4.15)     (.94)    (.58)   (1.52)   19.93  (16.82)   282,290     .54       5.44     13.21
Rising Dividends Fund
1994     10.57      .26      (.69)     (.43)     (.17)       -     (.17)    9.97   (4.08)   309,929     .80       2.71     24.07
1995      9.97      .27      2.66      2.93      (.24)       -     (.24)   12.66   29.74    463,253     .78       2.72     18.72
1996     12.66      .25      2.77      3.02      (.28)       -     (.28)   15.40   24.18    597,424     .76       1.96     27.97
1997     15.40      .22      4.77      4.99      (.26)    (.45)    (.71)   19.68   33.03    780,298     .74       1.24     37.04
1998     19.68      .23      1.07      1.30      (.22)   (2.65)   (2.87)   18.11    6.92    751,869     .72       1.20     26.44
Small Cap Fund
19953    10.00      .03       .21       .24         -        -     -       10.24    2.30     13,301     .90*      2.70*    16.04
1996     10.24      .02      2.95      2.97      (.01)       -     (.01)   13.20   28.95    170,969     .77        .63     63.72
1997     13.20      .01      2.24      2.25      (.03)    (.37)    (.40)   15.05   17.42    313,462     .77        .06     64.07
1998     15.05      .07      (.20)     (.13)     (.01)   (1.19)   (1.20)   13.72    (.98)   315,460     .77        .51     53.01
Templeton Developing Markets Equity Fund
19941    10.00      .07      (.51)     (.44)        -        -     -        9.56   (4.40)    98,189    1.53*      1.85*     1.15
1995      9.56      .09       .18       .27      (.04)    (.01)    (.05)    9.78    2.77    158,084    1.41       2.01     19.96
1996      9.78      .12      1.97      2.09      (.10)    (.18)    (.28)   11.59   21.59    272,098    1.49       1.68     12.42
1997     11.59      .18     (1.10)     (.92)     (.15)    (.23)    (.38)   10.29   (8.72)   279,680    1.42       1.57     20.59
1998     10.29      .20     (2.35)    (2.15)     (.29)    (.94)   (1.23)    6.91  (21.61)   162,433    1.41       2.04     36.58
Templeton Global Asset Allocation Fund
19952    10.00      .18       .52       .70      (.18)       -     (.18)   10.52    7.01     14,729     .90*      3.84*    30.00
1996     10.52      .34      1.75      2.09      (.01)    (.01)    (.02)   12.59   19.84     56,274     .86       4.21     52.35
1997     12.59      .42      1.04      1.46      (.26)    (.07)    (.33)   13.72   11.71     93,402     .94       4.22     61.93
1998     13.72      .61      (.59)      .02      (.49)    (.58)   (1.07)   12.67    (.04)    81,670     .84       4.32     59.03
Templeton Global Growth Fund
19941    10.15      .07       .26       .33         -        -        -    10.48    3.25    158,856    1.14*      2.49*     7.14
1995     10.48      .16      1.17      1.33      (.06)       -     (.06)   11.75   12.72    338,755     .97       2.46     30.92
1996     11.75      .25      2.22      2.47      (.21)    (.21)    (.42)   13.80   21.28    579,877     .93       2.20     12.32
1997     13.80      .33      1.53      1.86      (.24)    (.08)    (.32)   15.34   13.50    758,445     .88       2.49     24.81
1998     15.34      .35       .98      1.33      (.41)   (1.49)   (1.90)   14.77    8.98    747,080     .88       2.27     32.30
Templeton Global Income Securities Fund
1994     13.31      .86     (1.52)     (.66)     (.33)    (.13)    (.46)   12.19   (4.99)   254,311     .71       7.99     79.38
1995     12.19      .29      1.47      1.76      (.49)       -     (.49)   13.46   14.68    243,194     .64       7.59    152.89
1996     13.46     1.02       .17      1.19     (1.04)       -    (1.04)   13.61    9.56    221,722     .61       7.30    140.96
1997     13.61     1.05      (.73)      .32      (.96)       -     (.96)   12.97    2.55    185,016     .62       7.03    181.61
1998     12.97     1.07      (.19)      .88      (.98)       -     (.98)   12.87    7.08    150,941     .63       6.86     84.17
Templeton International Equity Fund
1994     12.50      .19      (.07)      .12      (.04)    (.07)    (.11)   12.51     .87    785,124     .99       2.17     12.22
1995     12.51      .37       .94      1.31      (.22)    (.28)    (.50)   13.32   10.59    850,117     .92       2.87     16.42
1996     13.32      .40      2.58      2.98      (.38)    (.47)    (.85)   15.45   22.98  1,108,099     .89       3.07     27.52
1997     15.45      .30      1.51      1.81      (.45)    (.69)   (1.14)   16.12   11.69  1,161,430     .89       3.01     26.96
1998     16.12      .56       .42       .98      (.53)   (1.05)   (1.58)   15.52    5.56    955,900     .88       2.90      5.98
Templeton International Smaller Companies Fund
19964    10.00      .10      1.15      1.25         -        -        -    11.25   12.50     16,255    1.16*      2.51*        -
1997     11.25      .23      (.39)     (.16)     (.07)       -     (.07)   11.02   (1.50)    32,201    1.06       2.74     21.38
1998     11.02      .25     (1.52)    (1.27)     (.25)    (.30)    (.55)    9.20  (12.27)    24,999    1.10       2.26     18.45




                PER SHARE OPERATING PERFORMANCE ($)                                               RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------         -------------------------------------------
                                                                                                                Ratio of
          Net                Net       Total   Distri-    Distri-           Net             Net     Ratio of    net invest-
         asset      Net    realized &  from    butions    butions          asset           assets,  expenses    ment income Port-
         value,    invest- unrealized invest-  from net   from net Total   value, Total    end of   to average  to average  folio
Period  beginning   ment     gains     ment    investment realized distri- end of return+   year      net         net      turnover
 ended  of period  income   (losses) operations income     gains   butions period  (%)   (000's)($) assets (%)  assets (%) rate (%)
------------------------------------------------------------------------------------------------------------------------------------
Templeton Pacific Growth Fund
1994     14.61      .22     (1.50)    (1.28)     (.03)     (.06)   (.09)   13.24   (8.79)   375,832     1.07      2.04      4.29
1995     13.24      .33       .71      1.04      (.26)     (.11)   (.37)   13.91    7.97    331,936     1.01      2.08     36.06
1996     13.91      .21      1.34      1.55      (.44)     (.26)   (.70)   14.76   11.10    356,759      .99      1.51     12.85
1997     14.76      .29     (5.49)    (5.20)     (.28)        -    (.28)    9.28  (35.95)   165,404     1.03      1.97     11.87
1998      9.28      .21     (1.52)    (1.31)     (.35)     (.11)   (.46)    7.51  (13.13)    98,769     1.10      2.60     12.55
U.S. Government Securities Fund
1994     13.92      .96     (1.59)     (.63)     (.67)     (.05)   (.72)   12.57   (4.55)   579,039      .53      6.87     18.25**
1995     12.57      .93      1.46      2.39      (.96)        -    (.96)   14.00   19.46    643,165      .52      6.72     18.68**
1996     14.00      .75      (.31)      .44      (.97)        -    (.97)   13.47    3.62    843,858      .51      6.66     12.93***
1997     13.47     1.00       .21      1.21      (.76)        -    (.76)   13.92    9.31    765,084      .50      6.49     16.84
1998     13.92      .99       .01      1.00     (1.03)        -   (1.03)   13.89    7.44    710,832      .50      6.22     31.34
Value Securities Fund
19986    10.00      .02     (2.23)    (2.21)        -         -       -     7.79  (22.10)     9,013      .83*      .95*    22.79
Zero Coupon Fund - 2000
1994     15.44      .68     (1.71)    (1.03)     (.69)     (.10)   (.79)   13.62   (6.76)    94,230      .407     6.37         -
1995     13.62      .75      2.03      2.78      (.67)        -    (.67)   15.73   20.67    137,357      .407     6.14      1.63
1996     15.73      .98      (.65)      .33      (.86)     (.01)   (.87)   15.19    2.43    129,601      .407     6.14       .58
1997     15.19     1.15      (.12)     1.03     (1.06)     (.02)  (1.08)   15.14    7.11    111,650      .407     6.47      6.16
1998     15.14     1.22      (.15)     1.07     (1.21)     (.19)  (1.40)   14.81    7.50     93,543      .407     6.67     17.70
Zero Coupon Fund - 2005
1994     16.08      .71     (2.24)    (1.53)     (.60)     (.19)   (.79)   13.76   (9.60)    51,499      .407     6.53      2.00
1995     13.76      .78      3.53      4.31      (.69)        -    (.69)   17.38   31.76     83,222      .407     6.19      1.72
1996     17.38      .96     (1.13)     (.17)     (.86)        -    (.86)   16.35    (.50)    82,603      .407     6.15      2.06
1997     16.35     1.14       .63      1.77     (1.06)     (.01)  (1.07)   17.05   11.37     77,296      .407     6.16      4.52
1998     17.05     1.01      1.03      2.04     (1.10)     (.25)  (1.35)   17.74   12.53     84,487      .407     5.82      3.87
Zero Coupon Fund - 2010
1994     15.68      .55     (2.27)    (1.72)     (.63)     (.31)   (.94)   13.02  (10.97)    45,361      .407     6.57      4.34
1995     13.02      .76      4.75      5.51      (.49)        -    (.49)   18.04   42.79     85,633      .407     6.41     31.45
1996     18.04     1.02     (1.65)     (.63)     (.88)     (.24)  (1.12)   16.29   (2.69)    78,816      .407     6.24     16.10
1997     16.29     1.02      1.54      2.56     (1.01)     (.01)  (1.02)   17.83   16.57     85,515      .407     6.21     12.20
1998     17.83     1.09      1.39      2.48     (1.11)     (.15)  (1.26)   19.05   14.45     93,515      .407     5.55     15.92

*Annualized

**The portfolio turnover rate excludes mortgage dollar roll transactions.

***The portfolio turnover rate excludes transactions related to the liquidation of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.

+Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative changes, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the funds serve as underlying investments. If they had been included, total return would be lower. Total return is not annualized.

1. For the period March 15, 1994 (effective date) to December 31, 1994.
2. For the period April 19, 1995 (seed date) to December 31, 1995.
3. For the period November 1, 1995 (effective date) to December 31, 1995.
4. For the period May 1, 1996 (effective date) to December 31, 1996.
5. For the period November 8, 1996 (effective date) to December 31, 1996.
6. For the period May 1, 1998 (effective date) to December 31, 1998.
7. During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees incurred by the Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

Money Market Fund
1994  .54%
1995  .53
1996  .53
1997  .53
1998  .53
Zero Coupon Fund - 2000
1994  .66%
1995  .63
1996  .62
1997  .63
1998  .66
Zero Coupon Fund - 2005
1994  .68%
1995  .66
1996  .65
1997  .65
1998  .66
Zero Coupon Fund - 2010
1994  .68%
1995  .66
1996  .65
1997  .65
1998  .66


Fund Account Information

[Insert graphic of paper with lines and someone writing]  Buying Shares

Shares of each fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts. The funds' Board monitors this to be sure there are no material conflicts of interest between the two different types of contract owners. If there were, the Board would take corrective action.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of each fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The funds do not issue share certificates.


[Insert graphic of certificate]  Selling Shares

Each insurance company shareholder sells shares of the applicable fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after we receive the request in proper form.

[Insert graphic of two arrows]  Exchanging Shares

Contract owners may exchange shares of any one class or fund for shares of other classes or funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges can interfere with fund management or operations and drive up fund costs. To protect shareholders, there are limits on the number and amount of fund exchanges that may be made (please see "Market Timers" below).

[Insert graphic of paper and pen]  Fund Account Policies

CALCULATING SHARE PRICE The funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The funds' assets are generally valued at their market value, except that the Money Fund's assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.


Requests to buy and sell shares are processed on any day the funds are open for business at the NAV next calculated after we receive the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company shareholders will receive the fund's financial reports every six months. To reduce fund expenses, if you need additional copies, please call
1-800/342-3863.

If there is a dealer or other investment representative of record on the account, he or she will also receive confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.

MARKET TIMERS The funds are not designed for market timers, large or frequent transfers. The funds may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserves certain rights, including:

o    Each fund may refuse any order to buy shares.


o    At any time, each fund may establish or change investment minimums.

o Each fund may modify or discontinue the exchange privilege on 60 days' notice to insurance company shareholders.


o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the fund promptly.


SHARE CLASSES Each fund has two classes of shares, class 1 and class 2. Each class is identical except that class 2 has a distribution plan or "rule 12b-1" plan which is described in prospectuses offering class 2 shares.


[Insert graphic of question mark]  Questions

More detailed information about the Trust and the funds' account policies can be found in the funds' Statement of Additional Information (SAI). If you have any questions about the funds, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/342-3863 or the Valuemark Service Center at 1-800/624-0197. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

FOR MORE INFORMATION

The funds of Franklin Valuemark Funds (the Trust) are only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the funds in the following documents:

ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS


Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).


You may obtain these free reports by contacting your investment representative or by calling us at the number below.

Franklin(R)Templeton(R)
1-800/342-3863

You can also obtain information about the funds by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-5583




PROSPECTUS
FRANKLIN
VALUEMARK
FUNDS
CLASS 2 SHARES
MAY 1, 1999

[Insert Franklin Templeton Ben Head]


As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



CONTENTS

           FRANKLIN VALUEMARK FUNDS

Information about each fund
you should know before
investing

       1   Overview

           INDIVIDUAL FUND DESCRIPTIONS

           Capital Preservation and Income
       2   Money Market Fund

           Income
       4   High Income Fund

       7   Templeton Global Income Securities Fund

      10   U.S. Government Securities Fund

           Growth and Income
      13   Global Utilities Securities Fund

      16   Growth and Income Fund

      19   Income Securities Fund

      22   Mutual Shares Securities Fund

      26   Real Estate Securities Fund

      29   Rising Dividends Fund

      32   Templeton Global Asset Allocation Fund

      35   Value Securities Fund

           Capital Growth
      38   Capital Growth Fund

      41   Global Health Care Securities Fund

      44   Mutual Discovery Securities Fund

      49   Natural Resources Securities Fund

      52   Small Cap Fund

      54   Templeton Developing Markets Equity Fund

      57   Templeton Global Growth Fund

      60   Templeton International Equity Fund

      63   Templeton International Smaller Companies Fund

      66   Templeton Pacific Growth Fund

           ADDITIONAL INFORMATION, ALL FUNDS

      69   Important Recent Developments

      69   Distributions and Taxes

           FUND ACCOUNT INFORMATION
[Begin Callout]
Information about fund
account transactions
and services
[Begin Callout]
      70   Buying Shares

      70   Selling Shares

      70   Exchanging Shares

      70   Fund Account Policies

      71   Questions

           For More Information
[Begin Callout]
Where to learn more about
each fund
[Begin Callout]
           Back Cover




FRANKLIN VALUEMARK FUNDS

[Insert graphic of pyramid] OVERVIEW


FRANKLIN VALUEMARK FUNDS (THE TRUST) CURRENTLY CONSISTS OF TWENTY-FIVE SEPARATE FUNDS, OFFERING A WIDE VARIETY OF INVESTMENT CHOICES. EACH FUND HAS TWO CLASSES OF SHARES, CLASS 1 AND CLASS 2. THE FUNDS ARE ONLY AVAILABLE AS INVESTMENT OPTIONS IN VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS. THE ACCOMPANYING CONTRACT PROSPECTUS INDICATES WHICH FUNDS AND CLASSES ARE AVAILABLE TO YOU.

INVESTMENT CONSIDERATIONS

o Each fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

o No single fund can be a complete investment program; consider diversifying your fund choices.

o You should evaluate each fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which funds are right for you.

o All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investments goals.

RISKS

o  There can be no assurance that any fund will achieve its investment goal.


o Because you could lose money by investing in a fund, take the time to read each fund description and consider all risks before investing.

o Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. Fund shares involve investment risks, including the possible loss of principal.

MORE DETAILED INFORMATION ABOUT EACH FUND, ITS INVESTMENT POLICIES, AND ITS PARTICULAR RISKS CAN BE FOUND IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION (SAI).

MANAGEMENT

The funds' investment managers and their affiliates manage over $216 billion in assets. Franklin Templeton is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives. In 1992, Franklin, recognized as a leader in managing domestic mutual funds, joined forces with Templeton, a pioneer in international investing. The Mutual Advisers team, known for its value-driven approach to domestic equity investing, became part of the organization four years later.

o Franklin Advisers, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California, 94403-7777.

o Franklin Advisory Services, LLC, One Parker Plaza, Ninth Floor, Fort Lee, New Jersey, 07024.

o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

o Templeton Asset Management Ltd., 7 Temasek Blvd. #38-03, Suntec Tower One, Singapore, 038987.

o  Templeton Global Advisors Limited, Lyford Cay Nassau, N.P., Bahamas.

o Templeton Investment Counsel, Inc., Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida, 33394.

MONEY MARKET FUND

[Insert graphic of bullseye and arrows] GOAL AND STARTEGIES

GOAL The fund's goal is high current income, consistent with liquidity and capital preservation. The fund also tries to maintain a stable share price of $1.00.

PRINCIPAL INVESTMENTS The fund invests exclusively in U.S. dollar denominated money market debt instruments, including those issued by:

o  U.S. or foreign corporations;

o  U.S. and foreign banks;

o  the U.S. Government, its agencies or authorities; and

o  foreign governments or multinational organizations such as the World Bank.


[begin callout]
The fund invests exclusively in money market securities.
[end callout]


A debt instrument obligates the issuer both to repay a loan of money at a future date and generally to pay interest. Money market securities are high-quality, short-term (maturing in 13 months or less) debt instruments that may have fixed, floating or variable interest rates. Common money market securities are U.S. Treasury bills, U.S. Government agency securities, commercial paper (unsecured promissory note issued by large companies or financial firms), bank certificates of deposit, repurchase agreements, short-term corporate obligations, and bankers acceptances (credit instruments guaranteed by a bank).

Under the SEC's money fund rules, the fund maintains a dollar-weighted average portfolio maturity of 90 days or less and only buys securities:

o  with remaining maturities of 397 days or less, and

o that the fund's Board of Trustees determines present minimal credit risks, and

o that are rated in the top two short-term rating categories by independent rating agencies or, if unrated, determined by the fund's Board of Trustees to be comparable.

No more than 25% of the fund's total assets may be invested in money market securities issued by foreign banks or foreign branches of U.S. banks. No more than 5% of assets may be invested in securities rated in the second highest category (or comparable unrated). The fund may acquire securities on a when-issued or delayed delivery basis, lend portfolio securities, and invest up to 10% of its assets in illiquid investments.

PORTFOLIO SELECTION In selecting investments for the fund, the manager uses a conservative investment approach, focusing on the highest quality and the most liquid of eligible money market securities. The manager then assesses the relative value of each security meeting its stringent credit criteria in order to find the best combination of assets that it believes will maximize the fund's yield relative to its investment environment expectations. The manager also monitors short-term interest rates, economic conditions, and Federal Reserve monetary policy to determine the portfolio maturity it believes will provide a high overall return to the fund. Consistent with the manager's strategy of providing a higher-quality investment, the fund does not invest in potentially volatile securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security. In that case, the fund would receive less income, resulting in lower total return. Since the fund limits its investments to high-quality, short-term securities, it will generally earn lower yields than a fund with lower-quality, longer-term securities subject to more risk.

CREDIT The fund's investments in securities which are not backed by the full faith and credit of the U.S. Government depend on the ability of the issuer to meet interest or principal payments. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares. Even securities supported by credit enhancements have the credit risk of the entity providing credit support.

FOREIGN SECURITIES The fund's investments in foreign money market securities are always dollar denominated. Nonetheless, securities or credit support, issued by a foreign entity are subject to possible adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. In addition, non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

[begin callout]
An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund tries to keep a $1 share price, it is possible to lose money by investing in the fund.
[end callout]


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuations and their value at delivery may be higher or lower than the purchase price.


See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows the fund's average annual total returns. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

MONEY MARKET FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

        7.62%  5.48%  3.06%  2.54%  3.82%  5.74% 5.16%  5.24%  5.22%
        90     91     92     93     94     95    96     97     98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q4 '89
1.96 %

WORST
QUARTER:

Q2 '93
0.61%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                           SINCE INCEPTION
                            PAST 1 YEAR    PAST 5 YEARS    (01/24/89)
-------------------------------------------------------------------------------

MONEY MARKET FUND - CLASS 1 1  5.22%          5.04%            5.16%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%. Past expense reductions by the manager increased returns.

To obtain the fund's current yield information, please call 1-800/342-3863.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

The fund pays the manager a fee for managing the fund's assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, management fees, before any advance waiver, were 0.51% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.43% of its average daily net assets to the manager in 1998. The manager ended its fee waiver arrangement beginning January 1, 1999.

HIGH INCOME FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation.

[begin callout]
The fund invests primarily in high yield, lower rated bonds.
[end callout]

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in debt securities. The fund seeks to invest in debt securities that are offering the highest yield and expected total return. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; zero coupon bonds; notes; and short-term investments, including cash or cash equivalents. While the fund may also invest in dividend-paying common or preferred stocks, it more typically holds equity as a result of receiving those securities in a corporate restructuring. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund may invest up to 100% of its assets in high yield, lower quality debt securities ("junk bonds"). These securities are either rated below investment grade (below the top four rating categories) by independent rating agencies such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's), or are unrated securities the manager determines are comparable. Nevertheless, the fund generally invests in securities rated at least Caa by Moody's or CCC by S&P or unrated securities the fund's manager determines are comparable. The fund will not purchase defaulted securities. If, however, a security is downgraded in rating or goes into default, the fund will not automatically sell the security. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. During 1998, about 97.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.


The fund may also invest up to 20% of its total assets in foreign securities, including up to 10% in emerging markets, and will typically focus on dollar-denominated corporate debt. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.



PORTFOLIO SELECTION Yield and expected return are the primary criteria used by the manager in selecting securities. The manager searches for securities it believes offer opportunities for income today and growth tomorrow. It performs independent analysis of the corporate debt securities being considered for the fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

o a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

o  the experience and managerial strength of the company;

o  responsiveness to changes in interest rates and business conditions;

o  debt maturity schedules and borrowing requirements; and

o the company's changing financial condition and market recognition of the change.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

[begin callout]
Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.
[end callout]

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. Companies issuing high yield debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings agencies. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

Emerging market countries have additional risks due to a lack of established legal, business and social frameworks to support securities markets, and a greater likelihood of currency devaluations. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.


See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

HIGH INCOME FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[INSERT BAR GRAPH]

        -8.67% 30.15% 16.21% 15.71% -2.26% 19.76% 13.90% 11.47% 0.99%
        90     91     92     93     94     95     96     97     98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q1 '91 11.19%

WORST
QUARTER:

Q3 '90 -8.87%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                             SINCE INCEPTION
                                PAST 1 YEAR    PAST 5 YEARS    (01/24/89 )
-------------------------------------------------------------------------------

HIGH INCOME FUND - CLASS 1 1        0.99%          8.46%            9.35%
CSFIRST BOSTON HIGH YIELD INDEX 2   0.58%          8.16%           10.65%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The unmanaged CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the public high yield debt market. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

JEFF HOLBROOK, CFA
VICE PRESIDENT, ADVISERS

Mr. Holbrook has been a manager of the fund since 1997, and has been with the Franklin Templeton Group since 1992.

CHRIS MOLUMPHY, CFA
SENIOR VICE PRESIDENT, ADVISERS

Mr. Molumphy has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1988.

R. MARTIN WISKEMANN
VICE PRESIDENT, ADVISERS

Mr. Wiskemann has been a manager of the fund since its inception in 1989. Mr. Wiskemann has more than 30 years' experience in the securities industry.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.50% of its average daily net assets to the manager.

Templeton Global Income Securities Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is high current income. Capital appreciation is a secondary consideration.

[begin callout]
The fund invests primarily in bonds of governments located around the world. [end callout]

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 30% of its net assets in high yield, lower rated debt securities ("junk bonds") that are rated at least B, including emerging market debt, or if unrated, determined by the fund's manager to be comparable. The fund will not purchase defaulted securities. If, however, a security is downgraded in rating or goes into default, the fund will not automatically sell the security. During 1998, about 20.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.

Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis. The average maturity of debt securities in the fund's portfolio is medium-term (about 5 to 15 years) but will fluctuate depending on the manager's outlook on the country and future interest rate changes.

PORTFOLIO SELECTION The fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. In considering these factors, a country's changing market, economic, and political conditions, such as inflation rate, growth prospects, global trade patterns, and government policies will be evaluated. The manager intends to manage the fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

FOREIGN SECURITIES Securities of governments and companies located outside the U.S. involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets are generally not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

[begin callout]
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money. [end callout]

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by the fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

DIVERSIFICATION The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

PORTFOLIO TURNOVER The manager's rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels, as well as bond maturities, may cause the fund's portfolio turnover rate to be high. High turnover generally increases the fund's transaction costs.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON GLOBAL INCOME FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

        9.83%  12.34% -0.40% 16.68% -4.99% 14.68% 9.56%  2.55%  7.08%
         90     91     92     93     94     95     96     97     98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q1 '93
5.33%

WORST
QUARTER:

Q3 '92
-4.84%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                            SINCE INCEPTION
                             PAST 1 YEAR    PAST 5 YEARS    (01/24/89)
-------------------------------------------------------------------------------

TEMPLETON GLOBAL INCOME
SECURITIES FUND - CLASS 1 1    7.08%         5.56%            7.52%

JP MORGAN GLOBAL
GOVERNMENT BOND INDEX 2       15.31%         8.09%            9.23%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc. (TICI) through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor. A team from Global Bond Managers provides Advisers with investment management advice and assistance and is responsible for the day-to-day management of the fund.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.57% of its average daily net assets to the manager.

U.S. Government Securities Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest in a portfolio limited to U.S. Government securities, primarily fixed and variable rate mortgage-backed securities. The fund currently invests a substantial portion of its assets in Government National Mortgage Association obligations ("Ginnie Maes").

[begin callout]
The fund invests primarily in mortgage-backed U.S. Government securities. [end callout]

Ginnie Maes represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The individual loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. Ginnie Maes carry a guarantee backed by the full faith and credit of the U.S. Government. The guarantee applies only to the timely payment of principal and interest on the mortgages in the pool, and does not apply to the market prices and yields of the Ginnie Maes or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions. Ginnie Mae yields (interest income as a percent of price) have historically exceeded the current yields on other types of U.S. Government securities with comparable maturities, although interest rate changes and unpredictable prepayments can greatly change total return.

In addition to Ginnie Maes, the fund may invest in mortgage-backed securities issued or guaranteed by the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, or other U.S. Government agencies. The fund may also invest in U.S. Government securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration, and obligations of the Tennessee Valley Authority. Finally, the fund may invest in U.S. Treasury bonds, notes and bills, and securities issued by U.S. Government agencies or authorities. Securities issued or guaranteed by FNMA, FHLMC, TVA and certain other entities are not backed by the full faith and credit of the U.S. Government, but are generally supported by the creditworthiness of the issuer.

These debt securities may be fixed-rate, adjustable-rate, a hybrid of the two, or zero coupon securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Zero coupon securities are debt securities that make no periodic interest payments but instead are sold at substantial discounts from their value at maturity. The fund typically invests in zero coupon bonds issued or created by the U.S. Government or its agencies, where the coupons have been stripped off a bond and the principal and interest payments are sold separately.

The fund may purchase securities on a "to-be-announced" and "delayed delivery" basis. This means the securities will be paid for and delivered to the fund at a future date, generally in 30 to 45 days.

PORTFOLIO SELECTION The manager generally buys, and holds, high quality securities which pay high current interest rates. Using this straightforward, low turnover approach, the manager seeks to produce high current income with a high degree of credit safety and lower price volatility, from a conservatively managed portfolio of U.S. Government securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

[begin callout]
Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money over short or even extended periods.
[end callout]

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. Zero coupon bonds are more sensitive to interest rate changes and their price will fluctuate more than the prices of interest-paying bonds or notes for comparable maturities. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments or the proceeds from a matured debt security, resulting in less income received by the fund.


GINNIE MAES Ginnie Maes, and other mortgage- and asset-backed securities, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage or other loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The fund may be forced to reinvest returned principal at lower interest rates, reducing the fund's income. For this reason, Ginnie Maes may be less effective than other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other investments with similar maturities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of Ginnie Maes making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase volatility of the fund's returns and share price.


CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. The fund's investments in securities which are not backed by the full faith and credit of the U.S. Government depend upon the ability of the issuing agency or instrumentality to meet interest or principal payments, and may not permit recourse against the U.S. Treasury.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years calendar years or since the fund's inception. The table shows how the fund's average annual total returns compare with those of a broad-based index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

U.S. GOVERNMENT SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

        8.92%  15.93% 7.69%  9.71%  -4.55% 19.46% 3.62%  9.31%  7.44%
         90     91     92     93     94     95     96     97     98

                                YEAR
[Begin callout]
BEST
QUARTER:

Q2 '95
6.53%

WORST
QUARTER:

Q1 '94
-4.24%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                              SINCE INCEPTION
                               PAST 1 YEAR    PAST 5 YEARS    (03/14/89 )
-------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES
FUND - CLASS1 1                  7.44%          6.77%            8.29%

LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT BOND INDEX 2          8.49%          6.45%            8.43%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. Lehman Brothers Intermediate Government Bond Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

JACK LEMEIN
EXECUTIVE VICE PRESIDENT, ADVISERS

Mr. Lemein has been a manager of the fund since its inception in 1989. Mr. Lemein has more than 30 years experience in the securities industry.

DAVID CAPURRO
SENIOR VICE PRESIDENT, ADVISERS

Mr. Capurro has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1983.

ROGER BAYSTON, CFA
SENIOR VICE PRESIDENT, ADVISERS

Mr. Bayston has been a manager of the fund since 1993, and has been with the Franklin Templeton Group since 1991.

T. ANTHONY COFFEY, CFA
VICE PRESIDENT, ADVISERS

Mr. Coffey has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1989.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.48% of its average daily net assets to the manager.


Global Utilities Securities Fund

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's investment goals are capital appreciation and current income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies in the public utilities industry. These companies are primarily engaged in the ownership, operation or other services, or manufacture of facilities or equipment used to provide:

o  electricity

o  natural gas

o telecommunications services (including telephone communications, cable and internet, satellite and other pay television services, and wireless telecommunications)

o  water

[begin callout]
The fund concentrates in common stocks of U.S. and non-U.S. companies engaged in the public utilities industry.
[end callout]

The manager expects to invest substantially in the electricity and telecommunications sectors.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund may buy public utilities companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than any other single country.

The fund may also invest a significant portion of its assets in small-cap companies which have market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy. Relying on a team of analysts to provide in-depth industry expertise, the manager looks for companies that will position the fund to benefit from potential future technological advances and increasing worldwide demand in the public utilities sector. As a "bottom-up" investor focusing primarily on individual securities, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.


UTILITIES INDUSTRY By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Utility companies in the U.S. and in non-U.S. countries have generally been subject to substantial government regulation. Major changes in government policies, ranging from increased regulation or expropriation to deregulation, privatization or increased competition, may dramatically increase or reduce opportunities for companies in these industries. For example, while certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable.


In addition, electric utility companies have historically been subject to price regulation; risks associated with high interest costs on borrowings or reduced ability to borrow; restrictions on operations and increased costs due to environmental and safety regulations; regulators disallowing these higher costs in rate authorizations; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and the effects of energy conservation and other factors affecting the level of demand for services.

Gas transmission and distribution companies continue to undergo significant changes as well. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices.

The wireless telecommunications industry is in its early developmental stages, characterized by emerging, rapidly growing companies, and is subject to the risk of rapidly changing technology. The water supply industry is highly fragmented due to local ownership. Generally, these companies are more mature and expect little or no per capita volume growth.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


[begin callout]
Because the stocks the fund holds fluctuate in price with global market conditions, currencies, and interest rate movements, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]


INTEREST RATE Rate changes can be sudden and unpredictable. Utility company stocks often pay relatively high dividends, so they are particularly sensitive to interest rate movements. Therefore, like bonds, their stock prices may rise as interest rates fall or fall as interest rates rise.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.


SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses, and technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

GLOBAL UTILITIES SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

1.84%  24.56%  9.69%  10.54%  -11.56%   31.35%  7.07%  26.76%  11.19%
  90      91     92      93       94       95     96      97      98

                               YEAR
[Begin callout]
BEST
QUARTER:

Q4 '97
13.45%

WORST
QUARTER:

Q1 '94
-10.27%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                          SINCE INCEPTION
                           PAST 1 YEAR    PAST 5 YEARS    (01/24/89 )
-------------------------------------------------------------------------------

GLOBAL UTILITIES SECURITIES
Fund - Class 1 1              11.19%         11.88%          12.57%

S&P 500(R)Index 2             28.58%         24.06%          18.70%

FT/S&P Actuaries World
Utilities Index 2             36.67%         15.96%          12.95%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Financial Times/S&P Actuaries World Utilities Index includes electric utilities, waterworks supply, natural gas and telephone companies. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

IAN LINK, CFA
VICE PRESIDENT, ADVISERS

Mr. Link has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1989.

ALEX W. PETERS
PORTFOLIO MANAGER, ADVISERS

Mr. Peters has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1992.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.47% of its average daily net assets to the manager.

GROWTH AND INCOME FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in a broadly diversified portfolio of equity securities that the manager believes have the potential to increase in value. To help identify undervalued financially strong companies with attractive long-term growth prospects, the manager uses a current relative yield analysis. Dividend yield is a stock's annual per share dividends divided by its per share market price. Following this strategy, the fund will invest predominantly in common stocks that have dividend yields at least equal to the yield of the Standard & Poor's 500 Index. The fund seeks current income through receipt of dividends from its investments. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund may also invest up to 30% of its total assets in foreign securities, including Depositary Receipts and emerging markets, but currently intends to limit such investments to 20%. The fund may also invest to a lesser extent in equity real estate investment trusts (REITs). REITS are usually publicly traded companies that manage a portfolio of real estate to earn profits and tend to pay high yields since they must distribute most of their earnings.

[begin callout]
The fund invests primarily in common stocks offering above market current dividend yields.
[end callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential, with an emphasis on current dividend yield. The manager believes that high relative dividend yield is frequently a good indicator of value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


[begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.


CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.


COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.


Emerging market countries have additional risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

REITS A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties. The value of a REIT may also be affected by factors that affect the underlying properties, the real estate industry, or local or general economic conditions.


See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


Growth and Income Fund - Class 1
Calendar Year Total Returns 1

[Insert bar graph]

       -2.35% 23.63% 6.73%  10.32% -3.41% 32.83% 14.19% 27.74% 8.33%
        90     91     92     93     94     95    96     97     98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q1 '91
10.93%

WORST
QUARTER:

Q3 '90
-12.63%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                           SINCE INCEPTION
                            PAST 1 YEAR    PAST 5 YEARS    (01/24/89 )
-------------------------------------------------------------------------------

GROWTH AND INCOME FUND -
CLASS 1 1                     8.33%         15.51%          11.72%

S&P 500(R)INDEX 2            28.58%         24.06%          18.70%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] Management

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

FRANK FELICELLI, CFA
SENIOR VICE PRESIDENT, ADVISERS

Mr. Felicelli has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1986.

WILLIAM HAWES
PORTFOLIO MANAGER, ADVISERS

Mr. Hawes has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1998.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.47% of its average daily net assets to the manager.

Income Securities Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in a diversified portfolio of debt and equity securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund seeks income by selecting investments such as corporate, foreign, and U.S. Treasury bonds. In its search for income-producing growth opportunities, the fund invests in common stocks with attractive dividend yields of companies from a variety of industries such as utilities, oil, gas, real estate, and consumer goods. From time to time, the fund may invest substantially in certain sectors, including utilities.

The fund may invest up to 100% of its total assets in debt securities that are below investment grade, including up to 5% in defaulted debt, but it is not currently expected that the fund will invest more than 50% of its assets in these securities. Investment grade debt securities are rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). The fund generally invests in securities rated at least Caa by Moody's or CCC by S&P or, if unrated, determined by the fund's manager to be comparable. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. During 1998, about 30% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.

The fund may invest up to 25% of its assets in foreign securities, including emerging markets. It ordinarily buys foreign securities that are traded in the U.S or American Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.


[begin callout]
The fund invests primarily in a diversified portfolio of high yield lower rated bonds, and stocks.
[end callout]


PORTFOLIO SELECTION The manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and growth tomorrow. It performs independent analysis of the debt securities being considered for the fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

o a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

o  the experience and managerial strength of the company;

o  responsiveness to changes in interest rates and business conditions;

o  debt maturity schedules and borrowing requirements; and

o the company's changing financial condition and market recognition of the change.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[begin callout]
The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.
[end callout]

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the funds seek to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

[begin callout]
Because the bonds and stocks the fund holds fluctuate in price with interest rate changes and market conditions, the value of your investment in the fund will go up and down. This means you could lose money.
[end callout]

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. Companies issuing high yield debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings agencies. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.


STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further. Utility company stocks pay relatively high dividends, so they are particularly sensitive to interest rate movements: like bonds, when interest rates rise, their stock prices tend to fall.


CONVERTIBLE SECURITIES The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.


COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.


Emerging market countries have additional risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.


See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

INCOME SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

        -7.42% 39.93% 13.20% 18.59% -6.27% 22.40%11.28% 17.09% 1.64%
        90     91     92     93     94     95    96     97     98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q1 '91
16.48%

WORST
QUARTER:

Q3 '90
-8.42%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                SINCE INCEPTION
                                   PAST 1 YEAR   PAST 5 YEARS   (01/24/89 )
-------------------------------------------------------------------------------

INCOME SECURITIES FUND - CLASS 1 1   1.64%         8.73%       11.23%

LEHMAN BROTHERS GOVERNMENT/
CORPORATE BOND INDEX 2               9.47%         7.30%        9.29%

S&P 500(R)INDEX 2                   28.58%        24.06%       18.70%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of fixed-rate U.S. Government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

CHARLES B. JOHNSON
CHAIRMAN OF THE BOARD, ADVISERS

Mr. Johnson has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1957.

MATTHEW F. AVERY
SENIOR VICE PRESIDENT, ADVISERS

Mr. Avery has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1987.

FREDERICK G. FROMM
VICE PRESIDENT, ADVISERS

Mr. Fromm has been a manager of the fund since 1998, and has been with the Franklin Templeton Group since 1992.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.47% of its average daily net assets to the manager.

Mutual Shares Securities Fund

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's principal goal is capital appreciation. Its secondary goal is income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund will primarily invest in:

o UNDERVALUED STOCKS  Stocks trading at a discount to asset value.

o REORGANIZING COMPANIES Securities of companies in the midst of change such as mergers, consolidations, liquidations, reorganizations, financial restructurings, or companies with takeover, tender or exchange offers or likely to receive such offers (Reorganizing Companies). The fund may participate in such transactions.

o DISTRESSED COMPANIES Securities of companies that are distressed or even in bankruptcy.

[begin callout]
The fund invests primarily in common stocks of companies the manager believes are significantly undervalued.
[end callout]

The fund invests primarily in companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies, which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

While the fund generally purchases securities for investment purposes, the manager may use the fund's ownership in a company to seek to influence or control management, or invest in other companies that do so, when the manager believes the fund may benefit.

The fund may invest in debt securities rated in any rating category established by an independent rating agency, including high yield, lower rated or defaulted debt securities ("junk bonds"), or if unrated, determined by the manager to be comparable. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund typically invests in unrated and lower rated debt securities of Reorganizing Companies or Distressed Companies. Such debt securities are primarily secured or unsecured indebtedness or participations in the indebtedness, including loan participations and trade claims. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. By purchasing direct indebtedness of companies, a fund steps into the shoes of a financial institution. Participation interests in indebtedness represent fractional interests in a company's indebtedness.

The fund currently intends to invest up to approximately 20% of its total assets in foreign equity and debt securities, including American, European and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund generally seeks to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available, and in the manager's opinion, it is economical to do so (Hedging Instruments).

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to its evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities. Similarly, debt securities are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating. Thus, each security is examined separately and there are no set criteria as to asset size, earnings or industry type.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

REORGANIZING ORDISTRESSED COMPANIES The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a Reorganizing Company will be completed on the terms contemplated and therefore, benefit the fund.


[begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]



FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.


COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

INDEBTEDNESS AND PARTICIPATIONS The purchase of debt securities of Reorganizing or Distressed Companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.


ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. There is a possible risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.


See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


MUTUAL SHARES SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

                      17.73%            0.09%
                        97               98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
12.94%

WORST
QUARTER:

Q3 '98
-17.65%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                         SINCE INCEPTION
                                          PAST 1 YEAR    (11/08/96)
-------------------------------------------------------------------------------

MUTUAL SHARES SECURITIES
FUND - CLASS 1 1                            0.09%            9.70%

S&P 500(R)INDEX 2                           28.58%           30.66%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard and Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Mutual Advisers, LLC (Franklin Mutual) is the fund's investment manager.

MANAGEMENT TEAM The team members primarily responsible for the fund's management are:

LAWRENCE N. SONDIKE
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Sondike has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual (Heine).

DAVID E. MARCUS
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Marcus has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Michael F. Price is Chairman of the Board of Directors which oversees the management of Franklin Mutual. The managers listed above are part of a larger team of investment professionals with management responsibility for all of the funds managed by Franklin Mutual, including this fund. Peter A. Langerman is Chief Executive Officer and Robert L. Friedman is Chief Investment Officer of Franklin Mutual. Mr. Friedman has overall supervisory responsibility for the day to day management of the funds managed by Franklin Mutual.

The team also includes:

PETER A. LANGERMAN
PRESIDENT AND
CHIEF EXECUTIVE OFFICER
FRANKLIN MUTUAL

Mr. Langerman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

ROBERT L. FRIEDMAN
CHIEF INVESTMENT OFFICER
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Friedman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

JEFFREY A. ALTMAN
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Altman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

RAYMOND GAREA
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Garea has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

DAVID J. WINTERS
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Winters has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

JIM AGAH
ASSISTANT PORTFOLIO MANAGER
FRANKLIN MUTUAL

Mr. Agah has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1997, he was vice president of equity sales at Keefe, Bryette & Woods.

JEFF DIAMOND
ASSISTANT PORTFOLIO MANAGER
FRANKLIN MUTUAL

Mr. Diamond has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1998, he was a vice president and co-manager of Prudential Conservative Stock Fund.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.60% of its average daily net assets to the manager.


Real Estate Securities Fund

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's principal goal is capital appreciation. Its secondary goal is to earn current income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in securities of companies operating in the real estate industry, primarily equity real estate investment trusts (REITs). Real estate companies include:

o  companies qualifying under federal tax law as REITs,


o real estate operating companies, real estate services companies, homebuilders and developers that derive at least half of their assets or revenues from the ownership, construction, management or other services, or sale of residential, commercial or industrial real estate.


[begin callout]
The fund concentrates in securities of companies in the real estate industry, primarily equity REITs.
[end callout]


REITs are real estate investment trust companies, usually publicly traded, that manage a portfolio of income-producing real estate properties such as apartments, hotels, office buildings, or shopping centers. Equity REITs take ownership positions in real estate and shareholders receive income from the rents received, and receive capital gains on the properties sold at a profit. Other types, for example mortgage REITs, specialize in lending money to developers and pass interest income on to shareholders. Still others are hybrid REITs, having a mix of equity and debt investments. The fund generally invests in medium-cap (less than $5 billion) to small-cap (less than $1.5 billion) REITs, because that is reflective of the industry itself. Market capitalization is defined as share price times the number of common stock shares outstanding.

In addition to its principal investments, the fund may invest in equity or debt securities of issuers engaged in businesses whose products and services are closely related to the real estate industry, and issuers whose principal business is unrelated to the real estate industry but who have very significant real estate holdings believed to be undervalued relative to the company's securities. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The manager seeks to manage the risks of industry concentration by diversifying into different types of real estate investments although such risks cannot be eliminated. Historically, there has been a low correlation between the real estate market and the broader equity market. While there is no certainty those trends will continue in the future, investments in real estate securities may be a useful way to diversify one's overall portfolio.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" investor focusing primarily on individual securities, the fund's manager will focus on the market price of a company's security relative to its evaluation of the company's long-term earnings, asset value, and cash flow potential. Using both qualitative and quantitative analysis and on-site visits, the manager evaluates security characteristics, the strength and quality of management, and underlying properties. In addition, the manager may consider other factors, such as the supply and demand outlook for various property types and regional markets.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

REAL ESTATE SECURITIES By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions and tax considerations, the strength of specific industries renting properties, and other factors affecting the supply and demand for properties. When economic growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity and make other investments more attractive. Property values could decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.


REITS Equity REITs can be affected by any changes in the value of the properties owned, while mortgage REITs can be affected by the quality of any credit extended. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.


A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.


[begin callout]
Because the securities the fund holds fluctuate in price with real estate market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [end callout]


STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

SMALLER COMPANIES Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses. Small cap REITs can be subject to greater risks than mid- or large-cap issuers due to greater regional concentration and less diversification in terms of the regions, clients and types of properties available for investment.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


REAL ESTATE SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

      -11.98% 33.47% 12.12% 19.01% 2.89% 17.53%  32.82%  20.70% -16.82%
         90     91     92     93    94     95      96       97     98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q1 '91
20.13%

WORST
QUARTER:

Q3 '90
-14.14%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                         SINCE INCEPTION
                            1 YEAR          5 YEARS      (01/24/89 )
-------------------------------------------------------------------------------

REAL ESTATE SECURITIES FUND -
CLASS 1 1                    -16.82%          10.03%         10.30%

S&P 500(R)INDEX 2             28.58%          24.06%         18.70%

WILSHIRE REAL ESTATE
SECURITIES INDEX 2           -17.43%           9.36%          4.57%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Wilshire Real Estate Securities Index is a market-cap weighted index of publicly traded real estate securities. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

MATTHEW F. AVERY
SENIOR VICE PRESIDENT, ADVISERS

Mr. Avery has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1987.

DOUGLAS BARTON, CFA
VICE PRESIDENT, ADVISERS

Mr. Barton has been a manager of the fund since 1998, and has been with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.52% of its average daily net assets to the manager.


Rising Dividends Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the securities of companies that have:

o consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;

o  increased dividends substantially (at least 100%) over the past ten years;

o reinvested earnings, paying out less than 65% of current earnings in dividends (except for utility companies);

o strong balance sheets, with long-term debt representing no more than 30% of total capitalization (except for utility companies); and

o attractive prices, either in the lower half of the stock's price/earnings ratio range for the past 10 years or less than the average current market price/earnings ratio of the stocks comprising the Standard & Poor's(R) 500 Stock Index (this criterion applies only at the time of purchase).

[begin callout]
The fund will invest primarily in the common stocks of financially sound companies that have paid consistently rising dividends.
[end callout]


The fund typically invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria. Following these policies, the fund typically invests predominantly in equity securities issued by large- and mid-cap U.S. companies, which generally have market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. It may also invest substantially in small-cap companies which generally have lower market capitalizations. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, and in particular a strong dividend record, asset value, and cash flow potential. The manager seeks bargains among companies with steadily rising dividends and strong balance sheets - out of favor companies that offer, in the manager's opinion, excellent long-term potential that might include companies that have stumbled recently, dropping sharply in price, but with significant potential.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager, or may decline further.


Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.


SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products and services may not find an established market or may become obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


RISING DIVIDENDS FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

               -3.48% -4.08% 29.74% 24.18% 33.03% 6.92%
                 93     94     95     96     97    98

                                YEAR
[Begin callout]
BEST
QUARTER:

Q4 '98
19.38%

WORST
QUARTER:

Q3 '98
-14.78%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                SINCE INCEPTION
                                PAST 1 YEAR    PAST 5 YEARS     (01/27/92 )
-------------------------------------------------------------------------------

RISING DIVIDENDS FUND - CLASS 1 1   6.92%          17.06%        12.98%

WILSHIRE MIDCAP COMPANY
GROWTH INDEX 2                     -1.08%          13.83%        13.61%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The Wilshire MidCap Company Growth Index is an unmanaged group of securities of companies selected based on growth characteristics from among the middle capitalization universe of the Wilshire 5000. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisory Services, LLC (Advisory Services) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

DONALD G. TAYLOR
SENIOR VICE PRESIDENT,
ADVISORY SERVICES

Mr. Taylor has been a manager of the fund since 1996. Before joining the Franklin Templeton Group in 1996, he was a Portfolio Manager for Fidelity Management & Research Co.

WILLIAM J. LIPPMAN
PRESIDENT, ADVISORY SERVICES

Mr. Lippman has been a manager of the fund since its inception in 1992. He has more than 30 years' experience in the securities industry and joined the Franklin Templeton Group in 1988.

BRUCE C. BAUGHMAN
SENIOR VICE PRESIDENT,
ADVISORY SERVICES

Mr. Baughman has been a manager of the fund since its inception in 1992, and has been with the Franklin Templeton Group since 1988.

MARGARET MCGEE
VICE PRESIDENT,
ADVISORY SERVICES

Ms. McGee has been a manager of the fund since its inception in 1992, and has been with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.70% of its average daily net assets to the manager.


Templeton Global Asset Allocation Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is high total return.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest in equity securities of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. The mix of investments will be adjusted to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries. While there are no minimum or maximum percentage targets for each asset class, historically stocks have been the predominant investment.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, securities convertible into common stock, and American, European and Global Depositary Receipts. Depositary Receipts are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.



[begin callout]
The fund invests primarily in common stocks and bonds of U.S. and non-U.S. countries.
[end callout]


The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 25% of its total assets in high yield, medium and lower rated debt securities ("junk bonds"), or, if unrated, determined by the fund's manager to be comparable. The fund will not invest in defaulted securities. During 1998, about 10.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.


PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries.


In choosing debt investments, the fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions; with respect to debt securities, the manager may also from time to time make use of forward currency exchange contracts for hedging (protection) purposes (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


[begin callout]
Because the stocks and bonds the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON GLOBAL ASSET ALLOCATION FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1


[Insert bar graph]

                           19.84% 11.71% -0.04%
                             96     97     98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
11.93%

WORST
QUARTER:

Q3 '98
-13.12%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                         SINCE INCEPTION
                                          PAST 1 YEAR    (05/01/95 )
-------------------------------------------------------------------------------

TEMPLETON GLOBAL ASSET
ALLOCATION FUND - CLASS 1 1                 -0.04%           10.25%

MSCI WORLD INDEX(R) 2                       24.80%           18.24%

JP MORGAN GLOBAL GOVERNMENT
BOND INDEX 2                                15.31%            7.49%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index(R) tracks the performance of approximately 1500 securities in 23 countries and is designed to measure world stock market performance. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Templeton Global Advisors Limited (TGAL) is the fund's investment manager.

Under an agreement with TGAL, Templeton Investment Counsel, Inc. (TICI) through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor.

MANAGEMENT TEAM The team responsible for managing the equity portion of the fund is:

DALE WINNER, CFA
PORTFOLIO MANAGER, TGAL

Mr. Winner has been a manager of the fund since 1997. Before joining Franklin Templeton in 1995, he was a trust officer at J.P. Morgan.

JEFFREY A. EVERETT, CFA
EXECUTIVE VICE PRESIDENT, TGAL

Mr. Everett has been a manager of the fund since its inception in 1995, and has been with the Franklin Templeton Group since 1990.

MARK G. HOLOWESKO, CFA
PRESIDENT, TGAL

Mr. Holowesko has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1985.

A team from Global Bond Managers is responsible for managing the debt portion of the fund's investments.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.65% of its average daily net assets to the manager.

Value Securities Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term total return.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies of various sizes that the fund's manager believes are selling substantially below the underlying value of their assets or their private market value (what a sophisticated investor would pay for the entire company). Following this strategy, the fund will invest in companies with, for example: low prices relative to book value, cash flow, or earnings (of the market, of the industry group or earnings growth); valuable intangibles not reflected in the stock price such as franchises, trademarks, distribution channels or market share for particular products or services; underused or understated assets or cash; or strong balance sheets. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.


[begin callout]
The fund invests primarily in the common stocks of companies the manager believes are significantly undervalued.
[end callout]


The fund may invest substantially in securities of small-cap companies, which have market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. The fund may also invest up to 25% of its total assets in foreign securities, including Depositary Receipts and emerging markets, but has no current intention of investing more than 15%.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. The manager seeks bargains among the "under researched and unloved" - out of favor companies that offer, in the manager's opinion, excellent long-term potential that might include former growth companies that have stumbled recently, dropping sharply in price, but with significant potential ("fallen angels") or companies that are a potential turnaround or takeover target.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further. The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk.


[begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]


SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

DIVERSIFICATION The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General foreign securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


[Insert graphic of bull and bear] PERFORMANCE

Because the fund started May 1, 1998, performance for a full calendar year is not yet available.

[Insert graphic of briefcase] Management


Franklin Advisory Services, LLC (Advisory Services) is the fund's investment manager.


MANAGEMENT TEAM  The team responsible for the fund's management is:

WILLIAM J. LIPPMAN
PRESIDENT, ADVISORY SERVICES

Mr. Lippman has been a manager of the fund since its inception in 1998. He has more than 30 years' experience in the securities industry and joined the Franklin Templeton Group in 1988.

BRUCE C. BAUGHMAN
SENIOR VICE PRESIDENT,
ADVISORY SERVICES


Mr. Baughman has been a manager of the fund since its inception in 1998, and has been with the Franklin Templeton Group since 1988.


GERARD P. SULLIVAN
SENIOR VICE PRESIDENT,
ADVISORY SERVICES

Mr. Sullivan has been a manager of the fund since its inception in 1998. Before joining the Franklin Templeton Group in 1998, he was a portfolio manager for SunAmerica Asset Management and for Texas Commerce Investment Management & Co.


MARGARET MCGEE
VICE PRESIDENT, ADVISORY SERVICES

Ms. McGee has been a manager of the fund since its inception in 1998 and has been with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of 0.60% of the average daily net assets up to an including $200 million; 0.50% of the average daily net assets up to $1.3 billion; and 0.40% of the average daily net assets over $1.3 billion.

Capital Growth Fund


[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is capital appreciation.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies believed to be globally competitive and to offer favorable opportunities for long-term capital appreciation. Following this policy, the fund will typically invest predominantly in established, large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The fund may also invest, to a lesser extent, in small-cap companies, and in new and emerging industries where growth is expected to be above average. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.


[begin callout]
The fund invests primarily in the common stocks of established companies. [end callout]

The fund generally invests less than 15% of its total assets in foreign securities, including Depositary Receipts and emerging markets.


PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined long-term growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are leaders in their industries, and are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise, and uses both qualitative and quantitative analysis to evaluate companies for historical and potential growth in revenues and earnings, strength and quality of management, and strategic positioning in its industry. The manager believes such factors point to steady growth over time potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] Main Risks

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.


[begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]


SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses, and technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.


CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General foreign securities market movements in any country where the fund has investments are likely to affect the value of the securities the structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

See "Important Recent Developments," in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

CAPITAL GROWTH FUND - CLASS 1

CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

                           18.31%  20.29%
                             97      98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
19.73%

WORST
QUARTER:

Q3 '98
-10.47%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                            SINCE INCEPTION
                                        PAST 1 YEAR         (05/01/96)
-------------------------------------------------------------------------------

CAPITAL GROWTH FUND - CLASS 1 1            20.29%              19.72%

S&P 500(R) 2 INDEX                         28.58%              29.00%

RUSSELL 1000 INDEX(R) 2                    27.02%              27.92%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000 Index. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.


[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

CONRAD B. HERRMANN, CFA
SENIOR VICE PRESIDENT, ADVISERS

Mr. Herrmann has been a manager of the fund since its inception in 1996, and has been with the Franklin Templeton Group since 1989.

VIVIAN J. PALMIERI
PORTFOLIO MANAGER, ADVISERS

Mr. Palmieri has been a manager of the fund since its inception in 1996, and has been with the Franklin Templeton Group since 1965.

KENT SHEPHERD, CFA
VICE PRESIDENT, ADVISERS

Mr. Shepherd has been a manager of the fund since its inception in 1999, and has been with the Franklin Templeton Group since 1991.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.

Global Health Care Securities Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 70% of its total assets in equity securities of companies in the health care industry. These are companies whose principal assets or activities are in research, development, production or distribution of products and services in industries such as pharmaceutical; biotechnology; health care facilities, information systems and personal products; medical supplies, technology and services; and managed care companies. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.


[begin callout]
The fund concentrates in common stocks of U.S. and non-U.S. companies in the health care industry.
[end callout]


The fund may buy health care companies anywhere in the world, but generally invests predominantly in U.S. companies. The fund may also invest a substantial portion of its assets in small-cap companies which have market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion.

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of U.S. or non-U.S. issuers. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, combining both growth and value strategies. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that fill particular health care niches and that it believes are positioned for rapid growth in revenues, earnings or assets, and/or are selling at reasonable prices using a company's historical value measures. The manager relies on a team of analysts to provide in-depth industry expertise, and uses both qualitative and quantitative analysis, to look for companies that will position the fund to benefit from potential future technological advances and increasing worldwide demand in the health care sector. In addition, the manager evaluates companies on factors such as strength and quality of management, strategic positioning in its industry and globally competitive advantages.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.


HEALTH CARE COMPANIES By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Government actions may affect health care companies in many ways. For example, foreign, U.S. federal, or state governments could discontinue subsidies of certain research or other activities of some companies. Stocks held by the fund may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, or legislative reform of a health care system. Health care companies are also subject to the risks of product liability lawsuits and the risk that their products and services may rapidly become obsolete.

[begin callout]
Because the stocks the fund holds fluctuate in price with global market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]


STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.


FOREIGN SECURITIES Securities of companies located outside the U.S. involve risks that can increase the potential for losses in the fund.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


DIVERSIFICATION The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.


[Insert graphic of bull and bear] PERFORMANCE

Because the fund started May 1, 1998, performance for a full calendar year is not yet available.

[Insert graphic of briefcase] MANAGEMENT


Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

KURT VON EMSTER, CFA
VICE PRESIDENT, ADVISERS

Mr. Von Emster has been a manager of the fund since its inception in 1998, and has been with the Franklin Templeton Group since 1989.

EVAN MCCULLOCH, CFA
VICE PRESIDENT, ADVISERS

Mr. McCulloch has been a manager of the fund since its inception in 1998, and has been with the Franklin Templeton Group since 1992.

RUPERT H. JOHNSON, JR.
PRESIDENT, ADVISERS

Mr. Johnson has been a manager of the fund since its inception in 1998, and has been with the Franklin Templeton Group since 1965.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. The fee is an amount equal to an annual rate of 0.60% of the average daily net assets up to and including $200 million; 0.50% of the average daily net assets up to $1.3 billion; and 0.40% of the average daily net assets over $1.3 billion.

Mutual Discovery Securities Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's principal goal is capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies of any nation that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund will primarily invest in:


o  UNDERVALUED STOCKS STOCKS trading at a discount to asset value.


o REORGANIZING COMPANIES Securities of companies in the midst of change such as mergers, consolidations, liquidations, reorganizations, financial restructurings, or companies with takeover, tender or exchange offers or likely to receive such offers (Reorganizing Companies). The fund may participate in such transactions.

o Distressed Companies Securities of companies that are distressed or even in bankruptcy.


The fund invests primarily in common stocks of non-U.S. and U.S. companies the manager believes are significantly undervalued.

The fund invests primarily in companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a lesser amount in small-cap companies. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.


While the fund generally purchases securities for investment purposes, the manager may use the fund's ownership in a company to seek to influence or control management, or invest in other companies that do so, when the manager believes the fund may benefit.

The fund may invest 50% or more of its total assets in foreign equity and debt securities, which may include sovereign debt and participation in foreign government debt, and American, European and Global Depositary Receipts. Depositary receipts are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund generally seeks to hedge (protect) against currency risks largely using forward foreign currency exchange contracts, where available, and in the manager's opinion, it is economical to do so (Hedging Instruments).

The fund may invest in debt securities rated in any rating category by an independent rating agency, including high yield, lower rated or defaulted debt securities ("junk bonds"), or in comparable unrated debt securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund typically invests in unrated and lower rated debt securities of Reorganizing Companies or Distressed Companies. Such debt securities are primarily secured or unsecured, indebtedness or participations in the indebtedness, including loan participations and trade claims. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. By purchasing direct indebtedness of companies, a fund steps into the shoes of a financial institution. Participation interests in indebtedness represent fractional interests in a company's indebtedness.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to its evaluation of the company's asset value, book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities. Similarly, debt securities are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating. Thus, each security is examined separately and there are no set criteria as to asset size, earnings or industry type.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

REORGANIZING OR DISTRESSED COMPANIES The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a Reorganizing Company will be completed on the terms contemplated, and therefore, benefit the fund.


[begin callout]
Because the stocks the fund holds fluctuate in price with global market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluation by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluation. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

INDEBTEDNESS AND PARTICIPATIONS The purchase of debt securities of Reorganizing or Distressed Companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out its position because the trading market becomes illiquid.


ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. Illiquid securities have the risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.


See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


MUTUAL DISCOVERY SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

                           19.25%  -5.00%
                             97      98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q1 '98
10.85%

WORST
QUARTER:

Q3 '98
-20.97%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                          SINCE INCEPTION
                                          PAST 1 YEAR     (11/08/96)
-------------------------------------------------------------------------------

MUTUAL DISCOVERY SECURITIES
FUND - CLASS 1 1                            -5.00%            7.02%

S&P 500(R)INDEX 2                           28.58%           30.66%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Mutual Advisers, LLC (Franklin Mutual) is the fund's investment manager.

MANAGEMENT TEAM The team members primarily responsible for the fund's management are:

ROBERT L. FRIEDMAN
CHIEF INVESTMENT OFFICER
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Friedman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual (Heine).

DAVID E. MARCUS
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Marcus has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Michael F. Price is Chairman of the Board of Directors which oversees the management of Franklin Mutual. The managers listed above are part of a larger team of investment professionals with management responsibility for all of the funds managed by Franklin Mutual, including this fund. Peter A. Langerman is Chief Executive Officer and Robert L. Friedman is Chief Investment Officer of Franklin Mutual. Mr. Friedman has overall supervisory responsibility for the day to day management of the funds managed by Franklin Mutual.

The team also includes:

PETER A. LANGERMAN
PRESIDENT AND
CHIEF EXECUTIVE OFFICER
FRANKLIN MUTUAL

Mr. Langerman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

LAWRENCE N. SONDIKE
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Sondike has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

JEFFREY A. ALTMAN
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Altman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

RAYMOND GAREA
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Garea has been a manager of the fund since its inception in 1998. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

DAVID J. WINTERS
SENIOR VICE PRESIDENT
FRANKLIN MUTUAL

Mr. Winters has been a manager of the fund since 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

JIM AGAH
ASSISTANT PORTFOLIO MANAGER
FRANKLIN MUTUAL

Mr. Agah has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1997, he was vice president of equity sales at Keefe, Bryette & Woods.

JEFF DIAMOND
ASSISTANT PORTFOLIO MANAGER
FRANKLIN MUTUAL

Mr. Diamond has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1998, he was a vice president and co-manager of Prudential Conservative Stock Fund.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.80% of its average daily net assets to the manager.

Natural Resources Securities Fund

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's principal goal is capital appreciation. Its secondary goal is to provide current income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies principally engaged in the natural resources sector. These are companies that own, produce, refine, process or market natural resources. They may also provide support services for natural resources companies, for example, develop technologies or provide services, supplies or equipment related to natural resources. The natural resources sector includes industries such as integrated oil; oil and gas exploration and production; gold and precious metals; steel, iron ore, and aluminum production; forest, farming, and paper products; chemicals; building materials; energy services and technology; and environmental services. The manager expects to invest substantially in the energy industries, because of their larger weighting in the natural resources sector itself.

The fund generally invests a substantial portion of its assets in mid-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest significantly in small-cap companies. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.


[begin callout]
The fund concentrates in common stocks of U.S. and non-U.S. companies in the natural resources sector.
[end callout]

The fund may buy natural resource companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than any other single country. In addition, the fund will be exposed to emerging markets through developed market companies, which often own or depend on natural resource assets in countries with emerging markets.


In addition to its principal investments, and depending upon market conditions, the fund may invest significantly in equity securities outside the natural resources sector or in debt securities, of U.S. or non-U.S. issuers. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. The fund may invest up to 5% in commodities (including gold bullion or gold coins) or futures on commodities related to the natural resources sector as defined above.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined, "growth at a reasonable price" strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager looks for companies it believes are positioned for rapid growth in revenues, earnings or assets, and are selling at reasonable prices. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to choose companies it believes are highly profitable with skilled management, and that have strong growth profiles and solid financials, as well as companies with sustainable competitive advantages either through strategic asset bases or technological expertise. These are all factors the manager believes point to strong long-term growth potential.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.


NATURAL RESOURCES By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. For example, commodity prices and the supply or demand for commodities change dramatically for reasons beyond a company's control. In addition, supply and demand factors may dictate the prices at which a company acquires raw materials or sells its products or services. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.


In addition, the fund may from time to time invest significantly in a particular industry or group of industries within the natural resources sector; such a strategy may expose the fund to greater investment risk than a more diversified strategy within the sector.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.


[begin callout]
Because the stocks the fund holds fluctuate in price with global market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.


SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, and their securities are less liquid. These companies may suffer significant losses, and can be considered speculative.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

NATURAL RESOURCES SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1


[Insert bar graph]

     -13.97% 3.86% -10.13% 55.62% -2.01% 2.35% 4.00%  -18.98% -25.38%
        90      91    92      93     94     95    96     97      98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q4 '93
21.92%

WORST
QUARTER:

Q3 '98
-19.12%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                SINCE INCEPTION
                                 PAST 1 YEAR    PAST 5 YEARS    (01/24/89)
-------------------------------------------------------------------------------

NATURAL RESOURCES SECURITIES
FUND - CLASS 1 1                  -25.38%         -8.81%           -0.25%

S&P 500(R)INDEX 2                  28.58%         24.06%           18.70%

FT/S&P/ACTUARIES WORLD:
ENERGY 50%/BASIC INDUSTRIES 50%
COMPOSITE INDEX 2                  -0.11%          8.56%            7.04%


1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Financial Times/S&P Actuaries World (Energy 50%/Basic Industries 50%) Composite Index is a composite of companies of which 50% are in the energy sector and 50% are in the basic industries sectors. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT


Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

MICHAEL R. WARD
PORTFOLIO MANAGER, ADVISERS

Mr. Ward has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1992.

STEVE LAND
PORTFOLIO MANAGER, ADVISERS

Mr. Land has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1997.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.62% of its average daily net assets to the manager.

Small Cap Fund

[Insert graphic of bullseye and arrows]GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) growth companies. Small cap companies are generally those with market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[begin callout]
The fund invests primarily in common stocks of small cap U.S. companies. [end callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined "growth at a reasonable price" strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses small cap companies that it believes are positioned for rapid growth in revenues, earnings or assets, and are selling at reasonable prices. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Such advantages as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

SMALLER COMPANIES While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may also suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to erratic or abrupt price movements.


[begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]


See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

SMALL CAP FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[INSERT BAR GRAPH]

                           28.95% 17.42% -0.98%
                             96     97     98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
24.39%

WORST
QUARTER:

Q3 '98
-24.40%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                         Since Inception
                                     Past 1 Year         (11/01/95)
-------------------------------------------------------------------------------

SMALL CAP FUND - CLASS 1 1             -0.98%                14.51%

S&P 500(R)INDEX 2                      28.58%                29.09%

RUSSELL 2500(R)INDEX 2                  0.38%                15.45%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks, whereas the Russell 2500(R) Index is an index of 2,500 companies with small market capitalizations, both covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

EDWARD B. JAMIESON
EXECUTIVE VICE PRESIDENT, ADVISERS

Mr. Jamieson has been a manager of the fund since its inception in 1995, and has been with the Franklin Templeton Group since 1987.

AIDAN O'CONNELL
PORTFOLIO MANAGER, ADVISERS

Mr. O'Connell has been a manager of the fund since September 1998. Before joining Franklin Templeton in May 1998, Mr. O'Connell was a research analyst and a corporate financial analyst at Hambrecht & Quist.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.

Templeton Developing Markets Equity Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in emerging markets equity securities. Emerging market equity securities generally include equity securities that trade in emerging markets or are issued by companies that have their principal activities in emerging market countries.

Emerging market countries generally include those considered to be emerging by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities. These countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Emerging market equity securities and emerging market countries are more fully described in the SAI.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stock, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[begin callout]
The fund invests primarily in the common stocks of companies located in emerging market countries.
[end callout]

In addition to its principal investments, the fund may invest significantly in securities of issuers in developed market countries, and particularly those developed market countries that are linked by tradition, economic markets, geography or political events to emerging market countries.

Depending upon current market conditions, or for capital appreciation, the fund may also invest a substantial portion of its assets in rated or unrated debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. The fund may also invest up to 10% of its total assets in securities of closed-end investment companies to facilitate foreign investment.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual companies and securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency investments. Such investments may be medium-term (less than 5 years for this fund) or short-term, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund. Emerging markets in particular can experience significant price volatility in any given year, and even daily. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

[begin callout]
Because the stocks the fund holds fluctuate in price with emerging market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON DEVELOPING MARKETS EQUITY FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1


[INSERT BAR GRAPH]

                      2.77%  21.59% -8.72% -21.61%
                        95     96     97     98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
20.59%

WORST
QUARTER:

Q4 '97
-23.44%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                          SINCE INCEPTION
                                        1 YEAR            (03/15/94)
-------------------------------------------------------------------------------

TEMPLETON DEVELOPING MARKETS
EQUITY FUND - CLASS 1 1                 -21.61%              -3.22%

MSCI EMERGING MARKETS FREE INDEX 2      -25.34%              -8.80%

IFC INVESTABLE COMPOSITE INDEX 2        -22.01%              -9.24%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. The International Finance Corporation's Investable Composite Index is an emerging markets index that includes 650 stocks from 18 countries including Mexico, South Korea, Brazil, Jordan and Turkey. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Templeton Asset Management Ltd. (TAML) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

DR. J. MARK MOBIUS.
MANAGING DIRECTOR, TAML

Dr. Mobius has been a manager of the fund since its inception in 1994, andhas been with the Franklin Templeton Group since 1987.

TOM WU
DIRECTOR, TAML

Mr. Wu has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

H. ALLAN LAM
PORTFOLIO MANAGER, TAML

Mr. Lam has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

EDDIE CHOW
PORTFOLIO MANAGER, TAML

Mr. Chow has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1994.

DENNIS LIM
DIRECTOR, TAML

Mr. Lim has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1990.

TEK-KHOAN ONG
PORTFOLIO MANAGER, TAML

Mr. Ong has been a manager if the fund since 1996, and has been with the Franklin Templeton Group since 1993.

The fund pays the manager a fee for managing its assets, making its investment decisions and providing certain administrative facilities and services to the fund. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average daily net assets to the manager.


Templeton Global Growth Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term capital growth.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including in the U.S. and emerging markets. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.


[begin callout]
The fund invests primarily in a diversified portfolio of U.S. and non-U.S. common stocks.
[end callout]


Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stocks or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

[begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON GLOBAL GROWTH FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[INSERT BAR GRAPH]

                      12.72% 21.28% 13.50% 8.98%
                        95     96     97     98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
16.30%

WORST
QUARTER:

Q3 '98
-13.78%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                           SINCE INCEPTION
                                            PAST 1 YEAR    (03/15/94)
-------------------------------------------------------------------------------

TEMPLETON GLOBAL GROWTH FUND - CLASS 1 1      8.98%           12.30%

MSCI ALL COUNTRY WORLD FREE(R)INDEX 2        21.97%           14.79%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country World Free(R) Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and Eastern Europe. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Templeton Global Advisors Limited (TGAL) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

RICHARD SEAN FARRINGTON, CFA
SENIOR VICE PRESIDENT, TGAL

Mr. Farrington has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1990.

JEFFREY A. EVERETT, CFA
EXECUTIVE VICE PRESIDENT, TGAL

Mr. Everett has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1990.

The fund pays the manager a fee for managing its assets, making its investment decisions and providing certain administrative facilities and services to the fund. For the fiscal year ended December 31, 1998, the fund paid 0.83% of its average daily net assets to the manager.

Templeton International Equity Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in non-U.S. markets, including emerging markets, and that are issued by companies that have their principal activities outside the U.S. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[begin callout]
The fund invests primarily in a diversified portfolio of non-U.S. common stocks.
[end callout]

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

[begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON INTERNATIONAL EQUITY FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

               28.56% 0.87%  10.59% 22.98% 11.69%  5.56%
                 93    94      95     96     97     98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q4 '93
13.64%

WORST
QUARTER:

Q3 '98
-16.86%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                             SINCE INCEPTION
                              PAST 1 YEAR    PAST 5 YEARS    (01/27/92)
-------------------------------------------------------------------------------

TEMPLETON INTERNATIONAL EQUITY
FUND - CLASS 1 1                 5.56%          10.09%         10.75%

MSCI ALL COUNTRY WORLD
EX-U.S. FREE INDEX 2            14.46%           7.87%          8.64%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country World Ex-U.S. Free Index measures the performance of securities located in 48 countries, both developed and emerging markets, except the U.S. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc., (TICI) is the fund's sub-advisor. TICI provides Advisers with investment management advice and assistance.

MANAGEMENT TEAM  The team responsible for the fund's management is:

HOWARD J. LEONARD CFA
EXECUTIVE VICE PRESIDENT, TICI

Mr. Leonard has been a manager of the fund since 1997, and has been with the Franklin Templeton Group since 1989.

MARK R. BEVERIDGE CFA
SENIOR VICE PRESIDENT, TICI

Mr. Beveridge has been a manager of the fund since 1994, and has been with the Franklin Templeton Group since 1994

JUAN J. BENITO
VICE PRESIDENT, TICI

Mr. Benito has been a manager of the fund since 1999. Before joining the Franklin Templeton Group in 1996, he was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.80% of its average daily net assets to the manager.

Templeton International Smaller Companies Fund

GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of smaller companies located outside the U.S., including in emerging markets. Smaller companies generally are those with market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.


[begin callout]
The fund invests primarily in an internationally diversified portfolio of smaller companies' common stocks.
[end callout]


In addition to its principal investments, the fund may invest significantly in equity securities of larger capitalized companies located outside the U.S., equity securities of U.S. companies (though currently not more than 5% of its assets), and depending upon current market conditions, in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency investments. Such investments may be medium-term (less than 5 years for this fund) or short-term, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

SMALLER COMPANIES While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies can be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.


[begin callout]
Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.


COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON INTERNATIONAL SMALLER
COMPANIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1

[Insert bar graph]

                            -1.50% -12.27%
                               97     98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q1 '98
10.34%

WORST
QUARTER:

Q3 '98
-19.96%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                              SINCE INCEPTION
                                          PAST 1 YEAR         (05/01/96)
-------------------------------------------------------------------------------

TEMPLETON INTERNATIONAL SMALLER COMPANIES
FUND - CLASS 1 1                            -12.27%              -1.06%

SALOMON GLOBAL EX-U.S.
LESS THAN $1 BILLION INDEX 2                  1.26%              -6.86%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The Salomon Global Ex-U.S. Less Than $1 Billion Index includes companies from developed and emerging markets, excluding the U.S., with a market capitalization below U.S. $1 billion. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Templeton Investment Counsel, Inc. (TICI) is the fund's investment manager.

MANAGEMENT TEAM  The team responsible for the fund's management is:

SIMON RUDOLPH
SENIOR VICE PRESIDENT, TICI

Mr. Rudolph has been a manager of the fund since 1997. Before joining theFranklin Templeton Group in 1997, he was an executive director with Morgan Stanley.

PETER A. NORI, CFA
SENIOR VICE PRESIDENT, TICI

Mr. Nori has been a manager of the fund since 1997, and has been with the Franklin Templeton Group since 1987.

JUAN J. BENITO
VICE PRESIDENT, TICI

Mr. Benito has been a manager of the fund since 1997. Before joining the Franklin Templeton Group in 1996, he was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.85% of its average daily net assets to the manager.

Templeton Pacific Growth Fund

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in Pacific Rim markets, including emerging markets, and are issued by companies that have their principal activities in the Pacific Rim. Pacific Rim countries include Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, and Thailand. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

[begin callout]
The fund invests primarily in the common stocks of Pacific Rim companies. [end callout]

In addition to the fund's principal investments, the fund may invest significantly in securities of issuers domiciled outside the Pacific Rim, including the U.S., and those that are linked by tradition, economic markets, geography or political events to countries in the Pacific Rim. Depending upon current market conditions, the fund may also invest in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock and unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. While the manager intends to manage the fund's exposure to countries and their currencies based on its assessment of changing market and political conditions, it is limited to certain geographic regions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund. EMERGING MARKETS IN PARTICULAR CAN EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR, AND EVEN DAILY. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

[begin callout]
Because the stocks the fund holds fluctuate in price with Pacific Rim market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[end callout]


CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.


Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.


REGION Because the fund invests a significant amount of its assets in issuers located in a particular region of the world, and because the correlation among the Singapore, Malaysia, Thailand and Hong Kong markets is very high, the fund is subject to much greater risks of adverse events, including currency devaluations, and may experience greater volatility than a fund that is more broadly diversified geographically.


COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.


INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

Because class 2 shares were not offered until January 6th, 1999, the fund's class 1 performance is shown.

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.


PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON PACIFIC GROWTH FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS 1


[INSERT BAR GRAPH]

               47.87% -8.79%  7.97% 11.10% -35.95% -13.13%
                 93     94     95     96      97      98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
34.11%

WORST
QUARTER:

Q4 '97
-28.67%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                          SINCE INCEPTION
                           PAST 1 YEAR    PAST 5 YEARS    (01/27/92)
-------------------------------------------------------------------------------

TEMPLETON PACIFIC GROWTH
FUND - CLASS 1 1             -13.13%        -9.45%          -1.68%

MSCI PACIFIC INDEX 2           2.69%        -3.95%          -0.88%

1. All fund performance assumes reinvestment of dividends and capital gains. Because class 2 shares were not offered until January 6th, 1999, performance shown represents class 1 shares, which are not offered in this prospectus. Although invested in the same portfolio of securities as class 1, class 2 performance will differ because of class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Current annual 12b-1 expenses are 0.30%.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Pacific Index tracks approximately 450 companies in Australia, Hong Kong, Japan, New Zealand, and Singapore. This is a total return index in U.S. dollars, with gross dividends reinvested. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc., (TICI) is the fund's sub-advisor. TICI provides Advisers with investment management advice and assistance.

MANAGEMENT TEAM  The team responsible for the fund's management is:

WILLIAM T. HOWARD, JR., CFA
SENIOR VICE PRESIDENT, TICI

Mr. Howard has been a manager of the fund since 1993, and has been with the Franklin Templeton Group since 1993.

MARK R. BEVERIDGE, CFA
SENIOR VICE PRESIDENT, TICI

Mr. Beveridge has been a manager of the fund since 1994, and has been with the Franklin Templeton Group since 1985.

JUAN J. BENITO
VICE PRESIDENT, TICI

Mr. Benito has been a manager of the fund since 1999. Before joining the Franklin Templeton Group in 1996, he was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.99% of its average daily net assets to the manager.

[insert graphic of a star burst] IMPORTANT RECENT DEVELOPMENTS

o YEAR 2000 PROBLEM The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly called the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.


   When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by their managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.


   When evaluating current and potential portfolio positions, Year 2000 is one of the factors that the funds' managers consider. The managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging markets, may be more susceptible to Year 2000 problems and may not be required to make the same level of disclosure regarding Year 2000 readiness as is required in the U.S. The managers, of course, cannot audit any company or their major suppliers to verify their Year 2000 readiness. If a company in which any fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have similar impact on the fund's performance.


   The funds' managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and their managers may have no control.


o Euro On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which replaced the national currency for participating member countries.

  Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the funds may hold in their portfolios, and their impact on fund performance. To the extent a fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund will declare as dividends substantially all of its net investment income. Except for the Money Fund, each fund typically pays dividends from net investment income and net capital gains, if any, following the close of the calendar year. Dividends or distributions by the funds will reduce the per share net asset value (NAV) by the per share amount paid.


The Money Fund declares a dividend each day the fund's NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the fund's net income.

Dividends paid by a fund will be automatically reinvested in additional shares of that fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners will depend on the provisions of the variable annuity or variable life insurance contract through which they are invested in the funds. For more information, please consult the accompanying contract prospectus.

Fund Account Information


[Insert graphic of paper with lines and someone writing] BUYING SHARES

Shares of each fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts. The funds' Board monitors this to be sure there are no material conflicts of interest between the two different types of contract owners. If there were, the Board would take corrective action.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of each fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The funds do not issue share certificates.

[Insert graphic of certificate] SELLING SHARES

Each insurance company shareholder sells shares of the applicable fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after we receive the request in proper form.

[Insert graphic of two arrows] EXCHANGING SHARES

Contract owners may exchange shares of any one class or fund for shares of other classes or funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges can interfere with fund management or operations and drive up fund costs. To protect shareholders, there are limits on the number and amount of fund exchanges that may be made (please see "Market Timers" below).

FUND ACCOUNT POLICIES

CALCULATING SHARE PRICE The funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The funds' assets are generally valued at their market value, except that the Money Fund's assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the funds are open for business at the NAV next calculated after we receive the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company shareholders will receive the fund's financial reports every six months. To reduce fund expenses, if you need additional copies, please call
1-800/342-3863.

If there is a dealer or other investment representative of record on the account, he or she will also receive confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.

MARKET TIMERS The funds are not designed for market timers, large or frequent transfers. The funds may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserves certain rights, including:

o  Each fund may refuse any order to buy shares.

o  At any time, each fund may establish or change investment minimums.

o Each fund may modify or discontinue the exchange privilege on 60 days' notice to insurance company shareholders.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the fund promptly.

SHARE CLASSES Each fund has two classes of shares, class 1 and class 2. Each class is identical except that class 2 has a distribution plan or "rule 12b-1" plan which is described below.

DISTRIBUTION AND SERVICE (12B-1) FEES Class 2 of each fund has a distribution plan, sometimes known as a rule 12b-1 plan, that allows class 2 to pay distribution and other fees to those who sell and distribute class 2 shares, or contracts funded by class 2 shares or for services provided to contract owners. Because these fees are paid out of class 2's assets on an on-going basis, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. While the maximum fee is up to 0.35% per year, the Board of Trustees has set the current rate of 0.30% of a fund's class 2 average daily net assets.

[Insert graphic of question mark] QUESTIONS

More detailed information about the Trust and the funds' account policies can be found in the funds' Statement of Additional Information (SAI). If you have any questions about the funds, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/342-3863 or the Valuemark Service Center at 1-800/624-0197. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

For More Information

The funds of Franklin Valuemark Funds (the Trust) are only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the funds in the following documents:

ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS

Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

You may obtain these free reports by contacting your investment representative or by calling us at the number below.

Franklin(R)Templeton(R)
1-800/342-3863

You can also obtain information about the funds by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-5583



PROSPECTUS
FRANKLIN
VALUEMARK
FUNDS
CLASS 1 SHARES

MAY 1, 1999

[Begin callout] As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. [End callout]

[Insert Franklin Templeton Ben Head]

CONTENTS

FRANKLIN VALUEMARK FUNDS

[Begin callout]
Information about each fund you should know before investing
[End callout]

        1   Overview

            INDIVIDUAL FUND DESCRIPTIONS

            CAPITAL PRESERVATION AND INCOME
        2   Money Market Fund

            Income
        4   High Income Fund

            GROWTH AND INCOME
        7   Global Utilities Securities Fund

      10    Growth and Income Fund

      13    Income Securities Fund

      16    Mutual Shares Securities Fund

      20    Real Estate Securities Fund

      23    Rising Dividends Fund

      26    Templeton Global Asset Allocation Fund

      29    Value Securities Fund

            CAPITAL GROWTH
      32    Capital Growth Fund

      35    Mutual Discovery Securities Fund

      40    Small Cap Fund

      42    Templeton Developing Markets Equity Fund

      45    Templeton Global Growth Fund

      48    Templeton International Equity Fund

      51    Templeton International Smaller Companies Fund

      54    Templeton Pacific Growth Fund

            ADDITIONAL INFORMATION, ALL FUNDS

      57    Important Recent Developments

      57    Distributions and Taxes

      58    Financial Highlights

            Fund Account Information

[Begin callout]
Information about fund
account transactions
and services
[End callout]

      60    Buying Shares

      60    Selling Shares

      60    Exchanging Shares

      60    Fund Account Policies

      61    Questions

            For More Information

[Begin callout]
Where to learn more about
each fund
[End callout]

            Back Cover

FRANKLIN VALUEMARK FUNDS

[Insert graphic of pyramid] OVERVIEW

Franklin Valuemark Funds (the Trust) currently consists of twenty-five separate funds, offering a wide variety of investment choices. Each fund has two classes of shares, class 1 and class 2. The funds are only available as investment options in variable annuity or variable life insurance contracts. The accompanying contract prospectus indicates which funds and classes are available to you.

INVESTMENT CONSIDERATIONS

o Each fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

o No single fund can be a complete investment program; consider diversifying your fund choices.

o  You  should  evaluate  each  fund  in  relation  to your  personal  financial
   situation,   investment   goals,  and  comfort  with  risk.  Your  investment
   representative can help you determine which funds are right for you.

o All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investments goals.

RISKS

o There can be no assurance that any fund will achieve its investment goal.

o Because you could lose money by investing in a fund, take the time to read each fund description and consider all risks before investing.

o Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. Fund shares involve investment risks, including the possible loss of principal.

MORE DETAILED INFORMATION ABOUT EACH FUND, ITS INVESTMENT POLICIES, AND ITS PARTICULAR RISKS CAN BE FOUND IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION
(SAI).

MANAGEMENT

The funds' investment managers and their affiliates manage over $216 billion in assets. Franklin Templeton is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives. In 1992, Franklin, recognized as a leader in managing domestic mutual funds, joined forces with Templeton, a pioneer in international investing. The Mutual Advisers team, known for its value-driven approach to domestic equity investing, became part of the organization four years later.

o Franklin Advisers, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California, 94403-7777.

o Franklin Advisory Services, LLC, One Parker Plaza, Ninth Floor, Fort Lee, New Jersey, 07024.

o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

o Templeton Asset Management Ltd., 7 Temasek Blvd. #38-03, Suntec Tower One, Singapore, 038987.

o  Templeton Global Advisors Limited, Lyford Cay Nassau, N.P., Bahamas.

o Templeton Investment Counsel, Inc., Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida, 33394.

MONEY MARKET FUND

[INSERT GRAPHIC OF BULLSEYE AND ARROWS] GOAL AND STRATEGIES

GOAL The fund's goal is high current income, consistent with liquidity and capital preservation. The fund also tries to maintain a stable share price of $1.00.

PRINCIPAL INVESTMENTS The fund invests exclusively in U.S. dollar denominated money market debt instruments, including those issued by:

o  U.S. or foreign corporations;

o  U.S. and foreign banks;

o  the U.S. Government, its agencies or authorities; and

o  foreign governments or multinational organizations such as the World Bank.

The fund invests exclusively in money market securities.

A debt instrument obligates the issuer both to repay a loan of money at a future date and generally to pay interest. Money market securities are high-quality, short-term (maturing in 13 months or less) debt instruments that may have fixed, floating or variable interest rates. Common money market securities are U.S. Treasury bills, U.S. Government agency securities, commercial paper (unsecured promissory note issued by large companies or financial firms), bank certificates of deposit, repurchase agreements, short-term corporate obligations, and bankers acceptances (credit instruments guaranteed by a bank).

Under the SEC's money fund rules, the fund maintains a dollar-weighted average portfolio maturity of 90 days or less and only buys securities:

o  with remaining maturities of 397 days or less, and

o that the fund's Board of Trustees determines present minimal credit risks, and

o that are rated in the top two short-term rating categories by independent rating agencies or, if unrated, determined by the fund's Board of Trustees to be comparable.

No more than 25% of the fund's total assets may be invested in money market securities issued by foreign banks or foreign branches of U.S. banks. No more than 5% of assets may be invested in securities rated in the second highest category (or comparable unrated). The fund may acquire securities on a when-issued or delayed delivery basis, lend portfolio securities, and invest up to 10% of its assets in illiquid investments.

PORTFOLIO SELECTION In selecting investments for the fund, the manager uses a conservative investment approach, focusing on the highest quality and the most liquid of eligible money market securities. The manager then assesses the relative value of each security meeting its stringent credit criteria in order to find the best combination of assets that it believes will maximize the fund's yield relative to its investment environment expectations. The manager also monitors short-term interest rates, economic conditions, and Federal Reserve monetary policy to determine the portfolio maturity it believes will provide a high overall return to the fund. Consistent with the manager's strategy of providing a higher-quality investment, the fund does not invest in potentially volatile securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is reinvestment risk, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security. In that case, the fund would receive less income, resulting in lower total return. Since the fund limits its investments to high-quality, short-term securities, it will generally earn lower yields than a fund with lower-quality, longer-term securities subject to more risk.

CREDIT The fund's investments in securities which are not backed by the full faith and credit of the U.S. Government depend on the ability of the issuer to meet interest or principal payments. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares. Even securities supported by credit enhancements have the credit risk of the entity providing credit support.

FOREIGN SECURITIES The fund's investments in foreign money market securities are always dollar denominated. Nonetheless, securities or credit support, issued by a foreign entity are subject to possible adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. In addition, non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund tries to keep a $1 share price, it is possible to lose money by investing in the fund.

WHEN-ISSUED  AND  DELAYED  DELIVERY  TRANSACTIONS   Securities  purchased  on  a
when-issued or delayed delivery basis are subject to market fluctuations and their value at delivery may be higher or lower than the purchase price.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows the fund's average annual total returns. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

MONEY MARKET FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

        7.62%   5.48%   3.06%   2.54%   3.82%   5.74%   5.16%   5.24%   5.22%
         90      91      92      93      94      95      96      97      98

                                      YEAR

[Begin callout]
BEST
QUARTER:

Q4 '89
1.96 %

WORST
QUARTER:

Q2 '93
0.61%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                               PAST 1 YEAR      PAST 5 YEARS       (01/24/89)
--------------------------------------------------------------------------------

MONEY MARKET FUND - CLASS 11      5.22%             5.04%              5.16%

1. All fund performance assumes reinvestment of dividends. Past expense reductions by the manager increased returns.

To obtain the fund's current yield information, please call 1-800/342-3863.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

The fund pays the manager a fee for managing the fund's assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, management fees, before any advance waiver, were 0.51% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.43% of its average daily net assets to the manager in 1998. The manager ended its fee waiver arrangement beginning January 1, 1999.

HIGH INCOME FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in debt securities. The fund seeks to invest in debt securities that are offering the highest yield and expected total return. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; zero coupon bonds; notes; and short-term investments, including cash or cash equivalents. While the fund may also invest in dividend-paying common or preferred stocks, it more typically holds equity as a result of receiving those securities in a corporate restructuring. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund invests primarily in high yield, lower rated bonds.

The fund may invest up to 100% of its assets in high yield, lower quality debt securities ("junk bonds"). These securities are either rated below investment grade (below the top four rating categories) by independent rating agencies such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's), or are unrated securities the manager determines are comparable. Nevertheless, the fund generally invests in securities rated at least Caa by Moody's or CCC by S&P or unrated securities the fund's manager determines are comparable. The fund will not purchase defaulted securities. If, however, a security is downgraded in rating or goes into default, the fund will not automatically sell the security. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. During 1998, about 97.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.

The fund may also invest up to 20% of its total assets in foreign securities, including up to 10% in emerging markets, and will typically focus on dollar-denominated corporate debt. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

PORTFOLIO SELECTION Yield and expected return are the primary criteria used by the manager in selecting securities. The manager searches for securities it believes offer opportunities for income today and growth tomorrow. It performs independent analysis of the corporate debt securities being considered for the fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

o a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

o  the experience and managerial strength of the company;

o  responsiveness to changes in interest rates and business conditions;

o  debt maturity schedules and borrowing requirements; and

o the company's changing financial condition and market recognition of the change.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the fund seeks to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

Changes in interest rates affect the prices of the fund's debt securities. If rates rise, the value of the fund's debt securities will fall and so too will the fund's share price. This means you could lose money.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. Companies issuing high yield debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings agencies. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

Emerging market countries have additional risks due to a lack of established legal, business and social frameworks to support securities markets, and a greater likelihood of currency devaluations. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

HIGH INCOME FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[INSERT BAR GRAPH]

       -8.67%  30.15%  16.21%  15.71%  -2.26%  19.76%  13.90%  11.47%  0.99%
         90      91      92      93      94      95      96      97      98

                                        YEAR

[Begin callout]
BEST
QUARTER:

Q1 '91 11.19%

Worst
Quarter:

Q3 '90
-8.87%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                               PAST 1 YEAR      PAST 5 YEARS       (01/24/89 )
--------------------------------------------------------------------------------

HIGH INCOME FUND - CLASS 11       0.99%             8.46%              9.35%

CSFIRST BOSTON HIGH YIELD INDEX2  0.58%             8.16%             10.65%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the public high yield debt market. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

JEFF HOLBROOK, CFA
Vice President, Advisers

Mr. Holbrook has been a manager of the fund since 1997, and has been with the Franklin Templeton Group since 1992.

CHRIS MOLUMPHY, CFA
Senior Vice President, Advisers

Mr. Molumphy has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1988.

R. MARTIN WISKEMANN
Vice President, Advisers

Mr. Wiskemann has been a manager of the fund since its inception in 1989. Mr. Wiskemann has more than 30 years' experience in the securities industry.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.50% of its average daily net assets to the manager.

GLOBAL UTILITIES SECURITIES FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's investment goals are capital appreciation and current income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies in the public utilities industry. These companies are primarily engaged in the ownership, operation or other services, or manufacture of facilities or equipment used to provide:

o  electricity

o  natural gas

o  telecommunications  services (including telephone  communications,  cable and
   internet,   satellite  and  other  pay  television  services,   and  wireless
   telecommunications)

o  water

The  manager   expects  to  invest   substantially   in  the   electricity   and
telecommunications sectors.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund may buy public utilities companies anywhere in the world, including emerging markets, but generally invests a greater percentage of its assets in U.S. companies than any other single country.

The fund concentrates in common stocks of U.S. and non-U.S. companies engaged in the public utilities industry.

The fund may also invest a significant portion of its assets in small-cap companies which have market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy. Relying on a team of analysts to provide in-depth industry expertise, the manager looks for companies that will position the fund to benefit from potential future technological advances and increasing worldwide demand in the public utilities sector. As a "bottom-up" investor focusing primarily on individual securities, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

UTILITIES INDUSTRY By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Utility companies in the U.S. and in non-U.S. countries have generally been subject to substantial government regulation. Major changes in government policies, ranging from increased regulation or expropriation to deregulation, privatization or increased competition, may dramatically increase or reduce opportunities for companies in these industries. For example, while certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable.

In addition, electric utility companies have historically been subject to price regulation; risks associated with high interest costs on borrowings or reduced ability to borrow; restrictions on operations and increased costs due to environmental and safety regulations; regulators disallowing these higher costs in rate authorizations; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and the effects of energy conservation and other factors affecting the level of demand for services.

Gas transmission and distribution companies continue to undergo significant changes as well. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices.

The wireless telecommunications industry is in its early developmental stages, characterized by emerging, rapidly growing companies, and is subject to the risk of rapidly changing technology. The water supply industry is highly fragmented due to local ownership. Generally, these companies are more mature and expect little or no per capita volume growth.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

Because  the  stocks  the fund  holds  fluctuate  in price  with  global  market conditions, currencies, and interest rate movements, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

INTEREST RATE Rate changes can be sudden and unpredictable. Utility company stocks often pay relatively high dividends, so they are particularly sensitive to interest rate movements. Therefore, like bonds, their stock prices may rise as interest rates fall or fall as interest rates rise.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses, and technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

Insert graphic of bull and bear] [PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

GLOBAL UTILITIES SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[INSERT BAR GRAPH]

        1.84%   24.56%  9.69%   10.54%  -11.56% 31.35%  7.07%   26.76%  11.19%
         90      91      92      93      94      95      96      97      98

                                      YEAR

[Begin callout]
BEST
QUARTER:

Q4 '97
13.45%

WORST
QUARTER:

Q1 '94
-10.27%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                               PAST 1 YEAR      PAST 5 YEARS       (01/24/89 )
--------------------------------------------------------------------------------

GLOBAL UTILITIES SECURITIES
FUND - CLASS 11                   11.19%            11.88%            12.57%

S&P 500(R)INDEX2                   28.58%            24.06%            18.70%

FT/S&P ACTUARIES WORLD
UTILITIES INDEX2                  36.67%            15.96%            12.95%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Financial Times/S&P Actuaries World Utilities Index includes electric utilities, waterworks supply, natural gas and telephone companies. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

IAN LINK, CFA
Vice President, Advisers

Mr. Link has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1989.

ALEX W. PETERS
PORTFOLIO MANAGER, Advisers

Mr. Peters has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1992.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.47% of its average daily net assets to the manager.

GROWTH AND INCOME FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in a broadly diversified portfolio of equity securities that the manager believes have the potential to increase in value. To help identify undervalued financially strong companies with attractive long-term growth prospects, the manager uses a current relative yield analysis. Dividend yield is a stock's annual per share dividends divided by its per share market price. Following this strategy, the fund will invest predominantly in common stocks that have dividend yields at least equal to the yield of the Standard & Poor's 500 Index. The fund seeks current income through receipt of dividends from its investments. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund may also invest up to 30% of its total assets in foreign securities, including Depositary Receipts and emerging markets, but currently intends to limit such investments to 20%. The fund may also invest to a lesser extent in equity real estate investment trusts (REITs). REITS are usually publicly traded companies that manage a portfolio of real estate to earn profits and tend to pay high yields since they must distribute most of their earnings.

The fund invests primarily in common stocks offering above market current dividend yields.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential, with an emphasis on current dividend yield. The manager believes that high relative dividend yield is frequently a good indicator of value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

Emerging market countries have additional risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

REITS A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties. The value of a REIT may also be affected by factors that affect the underlying properties, the real estate industry, or local or general economic conditions.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

GROWTH AND INCOME FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

       -2.35%  23.63%  6.73%   10.32%  -3.41%  32.83%  14.19%  27.74%  8.33%
         90      91      92      93      94      95      96      97      98

                                      YEAR

[Begin callout]
BEST
QUARTER:

Q1 '91
10.93%

WORST
QUARTER:

Q3 '90
-12.63%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                               PAST 1 YEAR      PAST 5 YEARS       (01/24/89 )
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND -
CLASS 11                          8.33%             15.51%            11.72%

S&P 500(R)INDEX2                 28.58%             24.06%            18.70%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

FRANK FELICELLI, CFA
Senior Vice President, Advisers

Mr. Felicelli has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1986.

WILLIAM HAWES
PORTFOLIO MANAGER, Advisers

Mr. Hawes has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1998.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.47% of its average daily net assets to the manager.

INCOME SECURITIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in a diversified portfolio of debt and equity securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund seeks income by selecting investments such as corporate, foreign, and U.S. Treasury bonds. In its search for income-producing growth opportunities, the fund invests in common stocks with attractive dividend yields of companies from a variety of industries such as utilities, oil, gas, real estate, and consumer goods. From time to time, the fund may invest substantially in certain sectors, including utilities.

The fund may invest up to 100% of its total assets in debt securities that are below investment grade, including up to 5% in defaulted debt, but it is not currently expected that the fund will invest more than 50% of its assets in these securities. Investment grade debt securities are rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). The fund generally invests in securities rated at least Caa by Moody's or CCC by S&P or, if unrated, determined by the fund's manager to be comparable. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. During 1998, about 30% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities.

The fund may invest up to 25% of its assets in foreign securities, including emerging markets. It ordinarily buys foreign securities that are traded in the U.S or American Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

The fund invests primarily in a diversified portfolio of high yield lower rated bonds, and stocks.

PORTFOLIO SELECTION The manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and growth tomorrow. It performs independent analysis of the debt securities being considered for the fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

o a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects;

o  the experience and managerial strength of the company;

o  responsiveness to changes in interest rates and business conditions;

o  debt maturity schedules and borrowing requirements; and

o the company's changing financial condition and market recognition of the change.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes. A sub-category of interest rate risk is REINVESTMENT RISK, which is the risk that interest rates will be lower when the funds seek to reinvest interest payments, or the proceeds from a matured debt security, resulting in less income received by the fund.

Because the bonds and stocks the fund holds fluctuate in price with interest rate changes and market conditions, the value of your investment in the fund will go up and down. This means you could lose money.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. Companies issuing high yield debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings agencies. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further. Utility company stocks pay relatively high dividends, so they are particularly sensitive to interest rate movements: like bonds, when interest rates rise, their stock prices tend to fall.

CONVERTIBLE SECURITIES The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

Emerging market countries have additional risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

INCOME SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

       -7.42%  39.93%  13.20%  18.59%  -6.27%  22.40%  11.28%  17.09%  1.64%
         90      91      92      93      94      95      96      97      98

                                      YEAR

[Begin callout]
BEST
QUARTER:

Q1 '91
16.48%

WORST
QUARTER:

Q3 '90
-8.42%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                               PAST 1 YEAR      PAST 5 YEARS       (01/24/89 )
--------------------------------------------------------------------------------

INCOME SECURITIES FUND - CLASS 11 1.64%            8.73%              11.23%

LEHMAN BROTHERS GOVERNMENT/
CORPORATE BOND INDEX2             9.47%            7.30%               9.29%

S&P 500(R)INDEX2                 28.58%           24.06%              18.70%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source:    Standard   &   Poor's(R)    Micropal.    The   Lehman   Brothers
Government/Corporate Bond Index is an unmanaged index of fixed-rate U.S. Government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

CHARLES B. JOHNSON
Chairman of the Board, Advisers

Mr. Johnson has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1957.

MATTHEW F. AVERY
Senior Vice President, Advisers

Mr. Avery has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1987.

FREDERICK G. FROMM
Vice President, Advisers

Mr. Fromm has been a manager of the fund since 1998, and has been with the Franklin Templeton Group since 1992.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.47% of its average daily net assets to the manager.

MUTUAL SHARES SECURITIES FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's principal goal is capital appreciation. Its secondary goal is income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund will primarily invest in:

o  UNDERVALUED STOCKS  Stocks trading at a discount to asset value.

o REORGANIZING COMPANIES Securities of companies in the midst of change such as mergers, consolidations, liquidations, reorganizations, financial restructurings, or companies with takeover, tender or exchange offers or likely to receive such offers (Reorganizing Companies). The fund may participate in such transactions.

o DISTRESSED COMPANIES Securities of companies that are distressed or even in bankruptcy.

The fund invests primarily in common stocks of companies the manager believes are significantly undervalued.

The fund invests primarily in companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies, which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

While the fund generally purchases securities for investment purposes, the manager may use the fund's ownership in a company to seek to influence or control management, or invest in other companies that do so, when the manager believes the fund may benefit.

The fund may invest in debt securities rated in any rating category established by an independent rating agency, including high yield, lower rated or defaulted debt securities ("junk bonds"), or if unrated, determined by the manager to be comparable. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund typically invests in unrated and lower rated debt securities of Reorganizing Companies or Distressed Companies. Such debt securities are primarily secured or unsecured indebtedness or participations in the indebtedness, including loan participations and trade claims. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. By purchasing direct indebtedness of companies, a fund steps into the shoes of a financial institution. Participation interests in indebtedness represent fractional interests in a company's indebtedness.

The fund currently intends to invest up to approximately 20% of its total assets in foreign equity and debt securities, including American, European and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund generally seeks to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available, and in the manager's opinion, it is economical to do so (Hedging Instruments).

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to its evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities. Similarly, debt securities are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating. Thus, each security is examined separately and there are no set criteria as to asset size, earnings or industry type.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

REORGANIZING ORDISTRESSED COMPANIES The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a Reorganizing Company will be completed on the terms contemplated and therefore, benefit the fund.

Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

INDEBTEDNESS AND PARTICIPATIONS The purchase of debt securities of Reorganizing or Distressed Companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid.

ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. There is a possible risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert Graphic of Bull and Bear]PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

MUTUAL SHARES SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

                        17.73%          0.09%
                         97              98

                                YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
12.94%

WORST
QUARTER:

Q3 '98
-17.65%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                                                 PAST 1 YEAR       (11/08/96)
--------------------------------------------------------------------------------

MUTUAL SHARES SECURITIES
FUND - CLASS 11                                     0.09%              9.70%

S&P 500(R)INDEX2                                   28.58%             30.66%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard and Poor's(R) Micropal. The S&P 500(R) Index is an unmanageD group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Mutual Advisers, LLC (Franklin Mutual) is the fund's investment manager.

MANAGEMENT TEAM The team members primarily responsible for the fund's management are:

LAWRENCE N. SONDIKE
Senior Vice President
Franklin Mutual

Mr. Sondike has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual (Heine).

DAVID E. MARCUS
Senior Vice President
Franklin Mutual

Mr. Marcus has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Michael F. Price is Chairman of the Board of Directors which oversees the management of Franklin Mutual. The managers listed above are part of a larger team of investment professionals with management responsibility for all of the funds managed by Franklin Mutual, including this fund. Peter A. Langerman is Chief Executive Officer and Robert L. Friedman is Chief Investment Officer of Franklin Mutual. Mr. Friedman has overall supervisory responsibility for the day to day management of the funds managed by Franklin Mutual.

The team also includes:

PETER A. LANGERMAN
President and
Chief Executive Officer
Franklin Mutual

Mr. Langerman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

ROBERT L. FRIEDMAN
Chief Investment Officer
Senior Vice President
Franklin Mutual

Mr. Friedman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

JEFFREY A. ALTMAN
Senior Vice President
Franklin Mutual

Mr. Altman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

RAYMOND GAREA
Senior Vice President
Franklin Mutual

Mr. Garea has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

DAVID J. WINTERS
Senior Vice President
Franklin Mutual

Mr. Winters has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

JIM AGAH
Assistant Portfolio Manager
Franklin Mutual

Mr. Agah has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1997, he was vice president of equity sales at Keefe, Bryette & Woods.

JEFF DIAMOND
Assistant Portfolio Manager
Franklin Mutual

Mr. Diamond has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1998, he was a vice president and co-manager of Prudential Conservative Stock Fund.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.60% of its average daily net assets to the manager.

REAL ESTATE SECURITIES FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's principal goal is capital appreciation. Its secondary goal is to earn current income.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in securities of companies operating in the real estate industry, primarily equity real estate investment trusts (REITs).
Real estate companies include:

o  companies qualifying under federal tax law as REITs,

o real estate operating companies, real estate services companies, homebuilders and developers that derive at least half of their assets or revenues from the ownership, construction, management or other services, or sale of residential, commercial or industrial real estate.

The fund concentrates in securities of companies in the real estate industry, primarily equity REITs.

REITs are real estate investment trust companies, usu-ally publicly traded, that manage a portfolio of income-producing real estate properties such as apartments, hotels, office buildings, or shopping centers. Equity REITs take ownership positions in real estate and shareholders receive income from the rents received, and receive capital gains on the properties sold at a profit. Other types, for example mortgage REITs, specialize in lending money to developers and pass interest income on to shareholders. Still others are hybrid REITs, having a mix of equity and debt investments. The fund generally invests in medium-cap (less than $5 billion) to small-cap (less than $1.5 billion) REITs, because that is reflective of the industry itself. Market capitalization is defined as share price times the number of common stock shares outstanding.

In addition to its principal investments, the fund may invest in equity or debt securities of issuers engaged in businesses whose products and services are closely related to the real estate industry, and issuers whose principal business is unrelated to the real estate industry but who have very significant real estate holdings believed to be undervalued relative to the company's securities. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The manager seeks to manage the risks of industry concentration by diversifying into different types of real estate investments although such risks cannot be eliminated. Historically, there has been a low correlation between the real estate market and the broader equity market. While there is no certainty those trends will continue in the future, investments in real estate securities may be a useful way to diversify one's overall portfolio.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" investor focusing primarily on individual securities, the fund's manager will focus on the market price of a company's security relative to its evaluation of the company's long-term earnings, asset value, and cash flow potential. Using both qualitative and quantitative analysis and on-site visits, the manager evaluates security characteristics, the strength and quality of management, and underlying properties. In addition, the manager may consider other factors, such as the supply and demand outlook for various property types and regional markets.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

REAL ESTATE SECURITIES By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions and tax considerations, the strength of specific industries renting properties, and other factors affecting the supply and demand for properties. When economic growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity and make other investments more attractive. Property values could decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

REITS Equity REITs can be affected by any changes in the value of the properties owned, while mortgage REITs can be affected by the quality of any credit extended. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

Because the securities the fund holds fluctuate in price with real estate market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

SMALLER COMPANIES Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses. Small cap REITs can be subject to greater risks than mid- or large-cap issuers due to greater regional concentration and less diversification in terms of the regions, clients and types of properties available for investment.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

REAL ESTATE SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

       -11.89% 33.47%  12.12%  19.01%  2.89%   17.53%  32.82%  20.70%  -16.82%
         90      91      92      93      94      95      96      97      98

                                      YEAR

[Begin callout]
BEST
QUARTER:

Q1 '91
20.13%

WORST
QUARTER:

Q3 '90
-14.14%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                                 1 YEAR            5 YEARS         (01/24/89 )
--------------------------------------------------------------------------------

REAL ESTATE SECURITIES FUND -
CLASS 11                         -16.82%            10.03%            10.30%

S&P 500(R)INDEX2                  28.58%            24.06%            18.70%

WILSHIRE REAL ESTATE
SECURITIES INDEX2                -17.43%             9.36%             4.57%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Wilshire Real Estate Securities Index is a market-cap weighted index of publicly traded real estate securities. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

MATTHEW F. AVERY
Senior Vice President, Advisers

Mr. Avery has been a manager of the fund since its inception in 1989, and has been with the Franklin Templeton Group since 1987.

DOUGLAS BARTON, CFA
Vice President, Advisers

Mr. Barton has been a manager of the fund since 1998, and has been with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.52% of its average daily net assets to the manager.

RISING DIVIDENDS FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the securities of companies that have:

o consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;

o  increased dividends substantially (at least 100%) over the past ten years;

o reinvested earnings, paying out less than 65% of current earnings in dividends (except for utility companies);

o strong balance sheets, with long-term debt representing no more than 30% of total capitalization (except for utility companies); and

o attractive prices, either in the lower half of the stock's price/earnings ratio range for the past 10 years or less than the average current market price/earnings ratio of the stocks comprising the Standard & Poor's(R) 500 Stock Index (this criterion applies only at the time of purchase).

The fund will invest primarily in the common stocks of financially sound companies that have paid consistently rising dividends.

The fund typically invests the rest of its assets in equity securities of companies that pay dividends but do not meet all of these criteria. Following these policies, the fund typically invests predominantly in equity securities issued by large- and mid-cap U.S. companies, which generally have market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. It may also invest substantially in small-cap companies which generally have lower market capitalizations. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, and in particular a strong dividend record, asset value, and cash flow potential. The manager seeks bargains among companies with steadily rising dividends and strong balance sheets - out of favor companies that offer, in the manager's opinion, excellent long-term potential that might include companies that have stumbled recently, dropping sharply in price, but with significant potential.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager, or may decline further.

Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products and services may not find an established market or may become obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

RISING DIVIDENDS FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

               -3.48%  -4.08%  29.74%  24.18%  33.03%  6.92%
                 93      94      95      96      97      98

                                    YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
19.38%

WORST
QUARTER:

Q3 '98
-14.78%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                               PAST 1 YEAR      PAST 5 YEARS       (01/27/92 )
--------------------------------------------------------------------------------

RISING DIVIDENDS FUND - CLASS 11  6.92%            17.06%            12.98%

WILSHIRE MIDCAP COMPANY
GROWTH INDEX2                    -1.08%            13.83%            13.61%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The Wilshire MidCap Company Growth Index is an unmanaged group of securities of companies selected based on growth characteristics from among the middle capitalization universe of the Wilshire 5000. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisory Services, LLC (Advisory Services) is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

DONALD G. TAYLOR
Senior Vice President,
Advisory Services

Mr. Taylor has been a manager of the fund since 1996. Before joining the Franklin Templeton Group in 1996, he was a Portfolio Manager for Fidelity Management & Research Co.

WILLIAM J. LIPPMAN
President, Advisory Services

Mr. Lippman has been a manager of the fund since its inception in 1992. He has more than 30 years' experience in the securities industry and joined the Franklin Templeton Group in 1988.

BRUCE C. BAUGHMAN
Senior Vice President,
Advisory Services

Mr. Baughman has been a manager of the fund since its inception in 1992, and has been with the Franklin Templeton Group since 1988.

MARGARET MCGEE
Vice President, Advisory Services

Ms. McGee has been a manager of the fund since its inception in 1992, and has been with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.70% of its average daily net assets to the manager.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is high total return.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest in equity securities of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. The mix of investments will be adjusted to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries. While there are no minimum or maximum percentage targets for each asset class, historically stocks have been the predominant investment.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, securities convertible into common stock, and American, European and Global Depositary Receipts. Depositary Receipts are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund invests primarily in common stocks and bonds of U.S. and non-U.S. countries.

The fund focuses on "investment grade" debt securities. These are issues rated in the top four rating categories (AAA to BBB) by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the fund's manager to be comparable. The fund may also invest up to 25% of its total assets in high yield, medium and lower rated debt securities ("junk bonds"), or, if unrated, determined by the fund's manager to be comparable. The fund will not invest in defaulted securities. During 1998, about 10.2% of the fund's portfolio was invested in lower rated and comparable quality unrated debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the manager's internal analysis.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries.

In choosing debt investments, the fund's manager allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the manager's outlook for changes in interest rates, and credit risks. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions; with respect to debt securities, the manager may also from time to time make use of forward currency exchange contracts for hedging (protection) purposes (Hedging Instruments).

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

Because the stocks and bonds the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, risks, and bond ratings can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON GLOBAL ASSET ALLOCATION FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

                       19.84%          11.71%          -0.04%
                         96              97              98

                                        YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
11.93%

WORST
QUARTER:

Q3 '98
-13.12%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                                                 PAST 1 YEAR       (05/01/95 )
--------------------------------------------------------------------------------

TEMPLETON GLOBAL ASSET
ALLOCATION FUND - CLASS 11                         -0.04%             10.25%

MSCI WORLD INDEX(R)2                               24.80%             18.24%

JP MORGAN GLOBAL GOVERNMENT
BOND INDEX2                                        15.31%              7.49%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index(R) tracks the performance of approximately 1500 securities in 23 countries and is designed to measure world stock market performance. The unmanaged JP Morgan Global Government Bond Index tracks the performance of government bond markets in 13 countries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Templeton Global Advisors Limited (TGAL) is the fund's investment manager.

Under an agreement with TGAL, Templeton Investment Counsel, Inc. (TICI) through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor.

MANAGEMENT TEAM The team responsible for managing the equity portion of the fund is:

DALE WINNER, CFA
Portfolio Manager, TGAL

Mr. Winner has been a manager of the fund since 1997. Before joining Franklin Templeton in 1995, he was a trust officer at J.P. Morgan.

JEFFREY A. EVERETT, CFA
Executive Vice President, TGAL

Mr. Everett has been a manager of the fund since its inception in 1995, and has been with the Franklin Templeton Group since 1990.

MARK G. HOLOWESKO, CFA
President, TGAL

Mr. Holowesko has been a manager of the fund since 1999, and has been with the Franklin Templeton Group since 1985.

A team from Global Bond Managers is responsible for managing the debt portion of the fund's investments.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.65% of its average daily net assets to the manager.

VALUE SECURITIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term total return.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies of various sizes that the fund's manager believes are selling substantially below the underlying value of their assets or their private market value (what a sophisticated investor would pay for the entire company). Following this strategy, the fund will invest in companies with, for example: low prices relative to book value, cash flow, or earnings (of the market, of the industry group or earnings growth); valuable intangibles not reflected in the stock price such as franchises, trademarks, distribution channels or market share for particular products or services; underused or understated assets or cash; or strong balance sheets. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund invests primarily in the common stocks of companies the manager believes are significantly undervalued.

The fund may invest substantially in securities of small-cap companies, which have market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. The fund may also invest up to 25% of its total assets in foreign securities, including Depositary Receipts and emerging markets, but has no current intention of investing more than 15%.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" investor focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. The manager seeks bargains among the "under researched and unloved" - out of favor companies that offer, in the manager's opinion, excellent long-term potential that might include former growth companies that have stumbled recently, dropping sharply in price, but with significant potential ("fallen angels") or companies that are a potential turnaround or takeover target.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further. The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk.

Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

DIVERSIFICATION The fund is non-diversified under federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified fund. Therefore, the fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund will, however, meet tax diversification requirements.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General foreign securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PERFORMANCE

Because the fund started May 1, 1998, performance for a full calendar year is not yet available.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisory Services, LLC (Advisory Services) is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

WILLIAM J. LIPPMAN
President, Advisory Services

Mr. Lippman has been a manager of the fund since its inception in 1998. He has more than 30 years' experience in the securities industry and joined the Franklin Templeton Group in 1988.

BRUCE C. BAUGHMAN
Senior Vice President,
Advisory Services

Mr. Baughman has been a manager of the fund since its inception in 1998, and has been with the Franklin Templeton Group since 1988.

GERARD P. SULLIVAN
Senior Vice President,
Advisory Services

Mr. Sullivan has been a manager of the fund since its inception in 1998. Before joining the Franklin Templeton Group in 1998, he was a portfolio manager for SunAmerica Asset Management and for Texas Commerce Investment Management & Co.

MARGARET MCGEE
Vice President, Advisory Services

Ms. McGee has been a manager of the fund since its inception in 1998 and has been with the Franklin Templeton Group since 1988.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of 0.60% of the average daily net assets up to an including $200 million; 0.50% of the average daily net assets up to $1.3 billion; and 0.40% of the average daily net assets over $1.3 billion.

CAPITAL GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies believed to be globally competitive and to offer favorable opportunities for long-term capital appreciation. Following this policy, the fund will typically invest predominantly in established, large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The fund may also invest, to a lesser extent, in small-cap companies, and in new and emerging industries where growth is expected to be above average. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund invests primarily in the common stocks of established companies.

The fund generally invests less than 15% of its total assets in foreign securities, including Depositary Receipts and emerging markets.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined long-term growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are leaders in their industries, and are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise, and uses both qualitative and quantitative analysis to evaluate companies for historical and potential growth in revenues and earnings, strength and quality of management, and strategic positioning in its industry. The manager believes such factors point to steady growth over time potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, their growth prospects are less certain, their securities are less liquid, and they can be considered speculative. These companies may suffer significant losses, and technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Where the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates, including devaluation of currency by a country's government, will increase or decrease the fund's returns from its foreign portfolio holdings. Currency markets generally are not as regulated as securities markets.

COUNTRY General foreign securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic, and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies, or may become illiquid. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S.

See "Important Recent Developments," in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

CAPITAL GROWTH FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

                               18.31%          20.29%
                                 97              98

                                       YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
19.73%

WORST
QUARTER:

Q3 '98
-10.47%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                                                 PAST 1 YEAR       (05/01/96)
--------------------------------------------------------------------------------

CAPITAL GROWTH FUND - CLASS 11                     20.29%             19.72%

S&P 500(R)2 INDEX                                  28.58%             29.00%

RUSSELL 1000 INDEX(R)2                             27.02%             27.92%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000 Index. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

CONRAD B. HERRMANN, CFA
Senior Vice President, Advisers

Mr. Herrmann has been a manager of the fund since its inception in 1996, and has been with the Franklin Templeton Group since 1989.

VIVIAN J. PALMIERI
Portfolio Manager, Advisers

Mr. Palmieri has been a manager of the fund since its inception in 1996, and has been with the Franklin Templeton Group since 1965.

KENT SHEPHERD, CFA
Vice President, Advisers

Mr. Shepherd has been a manager of the fund since its inception in 1999, and has been with the Franklin Templeton Group since 1991.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.

MUTUAL DISCOVERY SECURITIES FUND

[Insert Graphic of Bullseye and Arrow]GOAL AND STRATEGIES

GOAL The fund's principal goal is capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of companies of any nation that the manager believes are available at market prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund will primarily invest in:

o  UNDERVALUED STOCKS  Stocks trading at a discount to asset value.

o REORGANIZING COMPANIES Securities of companies in the midst of change such as mergers, consolidations, liquidations, reorganizations, financial restructurings, or companies with takeover, tender or exchange offers or likely to receive such offers (Reorganizing Companies). The fund may participate in such transactions.

o DISTRESSED COMPANIES Securities of companies that are distressed or even in bankruptcy.

The fund invests primarily in common stocks of non-U.S. and U.S. companies the manager believes are significantly undervalued.

The fund invests primarily in companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a lesser amount in small-cap companies. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

While the fund generally purchases securities for investment purposes, the manager may use the fund's ownership in a company to seek to influence or control management, or invest in other companies that do so, when the manager believes the fund may benefit.

The fund may invest 50% or more of its total assets in foreign equity and debt securities, which may include sovereign debt and participation in foreign government debt, and American, European and Global Depositary Receipts. Depositary receipts are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund generally seeks to hedge (protect) against currency risks largely using forward foreign currency exchange contracts, where available, and in the manager's opinion, it is economical to do so (Hedging Instruments).

The fund may invest in debt securities rated in any rating category by an independent rating agency, including high yield, lower rated or defaulted debt securities ("junk bonds"), or in comparable unrated debt securities. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

The fund typically invests in unrated and lower rated debt securities of Reorganizing Companies or Distressed Companies. Such debt securities are primarily secured or unsecured, indebtedness or participations in the indebtedness, including loan participations and trade claims. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. By purchasing direct indebtedness of companies, a fund steps into the shoes of a financial institution. Participation interests in indebtedness represent fractional interests in a company's indebtedness.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to its evaluation of the company's asset value, book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities. Similarly, debt securities are generally selected based on the manager's own analysis of the security's intrinsic value rather than the coupon rate or rating. Thus, each security is examined separately and there are no set criteria as to asset size, earnings or industry type.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

REORGANIZING OR DISTRESSED COMPANIES The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors, including companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies, or companies emerging from bankruptcy, which may have higher risk. There can be no assurance that any merger or other restructuring, or tender or exchange offer proposed at the time the fund invests in a Reorganizing Company will be completed on the terms contemplated, and therefore, benefit the fund.

Because the stocks the fund holds fluctuate in price with global market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because the investment is worth fewer dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluation by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluation. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

SMALLER COMPANIES While smaller companies, and to a lesser extent mid-size companies, may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management, or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the security's value and, thus, impact the value of fund shares.

INDEBTEDNESS AND PARTICIPATIONS The purchase of debt securities of Reorganizing or Distressed Companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. There are no established markets for indebtedness, making them less liquid than other securities, and purchasers of participations, such as the fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the issuer of the underlying indebtedness.

LOWER-RATED SECURITIES Junk bonds generally have more risk than higher-rated securities, and can be considered speculative. Companies issuing high yield debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates. If an issuer stops paying interest and/or principal, payments may never resume. The fund may lose its entire investment on bonds that may be, or are, in default.

The prices of high yield debt securities fluctuate more than higher quality securities. Prices are especially sensitive to developments affecting the company's business and to rating changes, and typically rise and fall in response to factors that affect the company's stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, market activity, large sustained sales, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds, and infrequent trades can make accurate pricing more difficult. At times, it may be difficult to sell these securities promptly at an acceptable price.

HEDGING INSTRUMENTS Hedging Instruments used by this fund are considered derivative investments. Their successful use will depend on the manager's ability to predict market movements, and losses from their use can be greater than if they had not been used. Risks include potential loss to the fund due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out its position because the trading market becomes illiquid.

ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. Illiquid securities have the risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

MUTUAL DISCOVERY SECURITIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[INSERT BAR GRAPH]

                               19.25%          -5.00%
                                 97              98

                                       YEAR

[Begin callout]
BEST
QUARTER:

Q1 '98
10.85%

WORST
QUARTER:

Q3 '98
-20.97%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                                                 PAST 1 YEAR       (11/08/96)
--------------------------------------------------------------------------------

MUTUAL DISCOVERY SECURITIES
FUND - CLASS 11                                    -5.00%              7.02%

S&P 500(R)INDEX2                                   28.58%             30.66%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Mutual Advisers, LLC (Franklin Mutual) is the fund's investment manager.

MANAGEMENT TEAM The team members primarily responsible for the fund's management are:

ROBERT L. FRIEDMAN
Chief Investment Officer
Senior Vice President
Franklin Mutual

Mr. Friedman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine Securities Corporation, the predecessor of Franklin Mutual (Heine).

DAVID E. MARCUS
Senior Vice President
Franklin Mutual

Mr. Marcus has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

Michael F. Price is Chairman of the Board of Directors which oversees the management of Franklin Mutual. The managers listed above are part of a larger team of investment professionals with management responsibility for all of the funds managed by Franklin Mutual, including this fund. Peter A. Langerman is Chief Executive Officer and Robert L. Friedman is Chief Investment Officer of Franklin Mutual. Mr. Friedman has overall supervisory responsibility for the day to day management of the funds managed by Franklin Mutual.

The team also includes:

PETER A. LANGERMAN
President and
Chief Executive Officer
Franklin Mutual

Mr. Langerman has been involved with the management of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

LAWRENCE N. SONDIKE
Senior Vice President
Franklin Mutual

Mr. Sondike has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

JEFFREY A. ALTMAN
Senior Vice President
Franklin Mutual

Mr. Altman has been a manager of the fund since its inception in 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

RAYMOND GAREA
Senior Vice President
Franklin Mutual

Mr. Garea has been a manager of the fund since its inception in 1998. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

DAVID J. WINTERS
Senior Vice President
Franklin Mutual

Mr. Winters has been a manager of the fund since 1996. Before joining the Franklin Templeton Group in 1996, he was a research analyst for Heine.

In addition, the following Franklin Mutual employees serve as Assistant Portfolio Managers:

JIM AGAH
Assistant Portfolio Manager
Franklin Mutual

Mr. Agah has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1997, he was vice president of equity sales at Keefe, Bryette & Woods.

JEFF DIAMOND
Assistant Portfolio Manager
Franklin Mutual

Mr. Diamond has been a manager of the fund since 1998. Before joining the Franklin Templeton Group in 1998, he was a vice president and co-manager of Prudential Conservative Stock Fund.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.80% of its average daily net assets to the manager.

SMALL CAP FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) growth companies. Small cap companies are generally those with market cap values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

The fund invests primarily in common stocks of small cap U.S. companies.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a disciplined "growth at a reasonable price" strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses small cap companies that it believes are positioned for rapid growth in revenues, earnings or assets, and are selling at reasonable prices. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Such advantages as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections.

SMALLER COMPANIES While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may also suffer significant losses, their securities can be less liquid, and investments in these companies may be speculative. Technology and biotechnology industry stocks, in particular, can be subject to erratic or abrupt price movements.

Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

See "Important Recent Developments" in this prospectus for Year 2000 discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

SMALL CAP FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

                       28.95%          17.42%          -0.98%
                         96              97              98

                                        YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98 24.39%

WORST
QUARTER:

Q3 '98
-24.40%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                                                 PAST 1 YEAR       (11/01/95)
--------------------------------------------------------------------------------

SMALL CAP FUND - CLASS 11                          -0.98%             14.51%

S&P 500(R)INDEX2                                   28.58%             29.09%

RUSSELL 2500(R)INDEX2                               0.38%             15.45%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks, whereas the Russell 2500(R) Index is an index of 2,500 companies with small market capitalizations, both covering a variety of industries. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

EDWARD B. JAMIESON
Executive Vice President, Advisers

Mr. Jamieson has been a manager of the fund since its inception in 1995, and has been with the Franklin Templeton Group since 1987.

AIDAN O'CONNELL
Portfolio Manager, Advisers

Mr. O'Connell has been a manager of the fund since September 1998. Before joining Franklin Templeton in May 1998, Mr. O'Connell was a research analyst and a corporate financial analyst at Hambrecht & Quist.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.75% of its average daily net assets to the manager.

TEMPLETON DEVELOPING MARKETS EQUITY FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in emerging markets equity securities. Emerging market equity securities generally include equity securities that trade in emerging markets or are issued by companies that have their principal activities in emerging market countries.

Emerging market countries generally include those considered to be emerging by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities. These countries are typically located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. EMERGING MARKET EQUITY SECURITIES AND EMERGING MARKET COUNTRIES ARE MORE FULLY DESCRIBED IN THE SAI.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stock, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The fund invests primarily in the common stocks of companies located in emerging market countries.

In addition to its principal investments, the fund may invest significantly in securities of issuers in developed market countries, and particularly those developed market countries that are linked by tradition, economic markets, geography or political events to emerging market countries.

Depending upon current market conditions, or for capital appreciation, the fund may also invest a substantial portion of its assets in rated or unrated debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents. The fund may also invest up to 10% of its total assets in securities of closed-end investment companies to facilitate foreign investment.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual companies and securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency investments. Such investments may be medium-term (less than 5 years for this fund) or short-term, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund. Emerging markets in particular can experience significant price volatility in any given year, and even daily. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

Because the stocks the fund holds fluctuate in price with emerging market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON DEVELOPING MARKETS EQUITY FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

                2.77%           21.59%         -8.72%          -21.61%
                 95              96              97              98

                                        YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
20.59%

WORST
QUARTER:

Q4 '97
-23.44%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                                                   1 YEAR          (03/15/94)
--------------------------------------------------------------------------------

TEMPLETON DEVELOPING MARKETS
EQUITY FUND - CLASS 11                             -21.61%           -3.22%

MSCI EMERGING MARKETS FREE INDEX2                  -25.34%           -8.80%

IFC INVESTABLE COMPOSITE INDEX2                    -22.01%           -9.24%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. The International Finance Corporation's Investable Composite Index is an emerging markets index that includes 650 stocks from 18 countries including Mexico, South Korea, Brazil, Jordan and Turkey. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Templeton Asset Management Ltd. (TAML) is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

DR. J. MARK MOBIUS.
Managing Director, TAML

Dr. Mobius has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

TOM WU
Director, TAML

Mr. Wu has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

H. ALLAN LAM
Portfolio Manager, TAML

Mr. Lam has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1987.

EDDIE CHOW
portfolio manager, TAML

Mr. Chow has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1994.

DENNIS LIM
director, TAML

Mr. Lim has been a manager of the fund since 1996, and has been with the Franklin Templeton Group since 1990.

TEK-KHOAN ONG
Portfolio Manager, TAML

Mr. Ong has been a manager if the fund since 1996, and has been with the Franklin Templeton Group since 1993.

The fund pays the manager a fee for managing its assets, making its investment decisions and providing certain administrative facilities and services to the fund. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average daily net assets to the manager.

TEMPLETON GLOBAL GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including in the U.S. and emerging markets. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The fund invests primarily in a diversified portfolio of U.S. and non-U.S. common stocks.

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stocks or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON GLOBAL GROWTH FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

               12.72%          21.28%          13.5%           8.89%
                 95              96              97              98

                                        YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
16.30%

WORST
QUARTER:

Q3 '98
-13.78%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                                                 PAST 1 YEAR       (03/15/94)
--------------------------------------------------------------------------------

TEMPLETON GLOBAL GROWTH FUND - CLASS 11             8.98%            12.30%

MSCI ALL COUNTRY WORLD FREE(R)INDEX2               21.97%            14.79%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country World Free(R) Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and Eastern Europe. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Templeton Global Advisors Limited (TGAL) is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

RICHARD SEAN FARRINGTON, CFA
Senior Vice President, TGAL

Mr. Farrington has been a manager of the fund since 1995, and has been with the Franklin Templeton Group since 1990.

JEFFREY A. EVERETT, CFA
Executive Vice President, TGAL

Mr. Everett has been a manager of the fund since its inception in 1994, and has been with the Franklin Templeton Group since 1990.

The fund pays the manager a fee for managing its assets, making its investment decisions and providing certain administrative facilities and services to the fund. For the fiscal year ended December 31, 1998, the fund paid 0.83% of its average daily net assets to the manager.

TEMPLETON INTERNATIONAL EQUITY FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in non-U.S. markets, including emerging markets, and that are issued by companies that have their principal activities outside the U.S. While there are no set percentage targets, the fund generally invests in large- to medium-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion, but may invest a small portion in small-cap companies which have more risk. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The fund invests primarily in a diversified portfolio of non-U.S. common stocks.

Depending upon current market conditions, the fund may invest a significant portion of its assets in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON INTERNATIONAL EQUITY FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

               28.56%   0.87%  10.59%  22.98%  11.69%  5.56%
                 93      94      95      96      97      98

                                    YEAR

[Begin callout]
BEST
QUARTER:

Q4 '93
13.64%

WORST
QUARTER:

Q3 '98
-16.86%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                               PAST 1 YEAR      PAST 5 YEARS       (01/27/92)
--------------------------------------------------------------------------------

TEMPLETON INTERNATIONAL EQUITY
FUND - CLASS11                    5.56%            10.09%             10.75%

MSCI ALL COUNTRY WORLD
EX-U.S. FREE INDEX2              14.46%             7.87%              8.64%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country World Ex-U.S. Free Index measures the performance of securities located in 48 countries, both developed and emerging markets, except the U.S. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc., (TICI) is the fund's sub-advisor. TICI provides Advisers with investment management advice and assistance.

MANAGEMENT TEAM The team responsible for the fund's management is:

HOWARD J. LEONARD CFA
Executive Vice President, TICI

Mr. Leonard has been a manager of the fund since 1997, and has been with the Franklin Templeton Group since 1989.

MARK R. BEVERIDGE CFA
Senior Vice President, TICI

Mr. Beveridge has been a manager of the fund since 1994, and has been with the Franklin Templeton Group since 1994

JUAN J. BENITO
Vice President, TICI

Mr. Benito has been a manager of the fund since 1999. Before joining the Franklin Templeton Group in 1996, he was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.80% of its average daily net assets to the manager.

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of smaller companies located outside the U.S., including in emerging markets. Smaller companies generally are those with market capitalization values (share price times the number of common stock shares outstanding) of less than $1.5 billion, at the time of purchase. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European, and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The fund invests primarily in an internationally diversified portfolio of smaller companies' common stocks.

In addition to its principal investments, the fund may invest significantly in equity securities of larger capitalized companies located outside the U.S., equity securities of U.S. companies (though currently not more than 5% of its assets), and depending upon current market conditions, in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock or unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. The manager intends to manage the fund's exposure to various geographic regions and their currencies based on its assessment of changing market and political conditions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency investments. Such investments may be medium-term (less than 5 years for this fund) or short-term, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

SMALLER COMPANIES While smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also have more risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the shorter-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies may suffer significant losses, their securities can be less liquid, and investments in these companies can be speculative. Technology and biotechnology industry stocks, in particular, can be subject to abrupt or erratic price movements.

Because the stocks the fund holds fluctuate in price with foreign market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON INTERNATIONAL SMALLER
COMPANIES FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

                               -1.50%          -12.27%
                                 97              98

                                        YEAR

[Begin callout]
BEST
QUARTER:

Q1 '98
10.34%

WORST
QUARTER:

Q3 '98
-19.96%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                                                 PAST 1 YEAR       (05/01/96)
--------------------------------------------------------------------------------

TEMPLETON INTERNATIONAL SMALLER COMPANIES

FUND - CLASS 11                                    -12.27%            -1.06%

SALOMON GLOBAL EX-U.S.

LESS THAN $1 BILLION INDEX2                          1.26%            -6.86%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The Salomon Global Ex-U.S. Less Than $1 Billion Index includes companies from developed and emerging markets, excluding the U.S., with a market capitalization below U.S. $1 billion. Indices include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Templeton Investment Counsel, Inc. (TICI) is the fund's investment manager.

MANAGEMENT TEAM The team responsible for the fund's management is:

SIMON RUDOLPH
Senior Vice President, TICI

Mr. Rudolph has been a manager of the fund since 1997. Before joining the Franklin Templeton Group in 1997, he was an executive director with Morgan Stanley.

PETER A. NORI, CFA
Senior Vice President, TICI

Mr. Nori has been a manager of the fund since 1997, and has been with the Franklin Templeton Group since 1987.

JUAN J. BENITO
Vice President, TICI

Mr. Benito has been a manager of the fund since 1997. Before joining the Franklin Templeton Group in 1996, he was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm.

The fund pays the manager a fee for managing its assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.85% of its average daily net assets to the manager.

TEMPLETON PACIFIC GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in Pacific Rim markets, including emerging markets, and are issued by companies that have their principal activities in the Pacific Rim. Pacific Rim countries include Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, and Thailand. Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock. The fund also invests in American, European and Global Depositary Receipts, which are certificates issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The fund invests primarily in the common stocks of Pacific Rim companies.

In  addition  to  the  fund's  principal   investments,   the  fund  may  invest
significantly in securities of issuers domiciled outside the Pacific Rim, including the U.S., and those that are linked by tradition, economic markets, geography or political events to countries in the Pacific Rim. Depending upon current market conditions, the fund may also invest in debt securities of companies and governments located anywhere in the world. A debt security obligates the issuer to the bondholders, both to repay a loan of money at a future date and generally to pay interest. Common debt securities are bonds, including bonds convertible into common stock and unsecured bonds; notes; and short-term investments, including cash or cash equivalents.

PORTFOLIO SELECTION The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. As a "bottom-up" investor focusing primarily on individual securities, the fund may from time to time have significant investments in particular countries. While the manager intends to manage the fund's exposure to countries and their currencies based on its assessment of changing market and political conditions, it is limited to certain geographic regions.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. or non-U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or securities markets. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S., including Depositary Receipts, involve risks that can increase the potential for losses in the fund. EMERGING MARKETS IN PARTICULAR CAN EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR, AND EVEN DAILY. The fund should be thought of as a long-term investment for the aggressive portion of a well diversified portfolio.

Because the stocks the fund holds fluctuate in price with Pacific Rim market conditions and currencies, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency markets generally are not as regulated as securities markets.

COUNTRY General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of currency devaluations by a country's government or banking authority, the imposition of exchange controls, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. In addition, political or economic conditions can cause previously established securities markets to become limited trading markets, potentially causing liquid securities to become illiquid, particularly in emerging market countries.

Emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business, and social frameworks to support securities markets, and a greater likelihood of currency devaluations. Non-U.S. securities markets, particularly emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

REGION Because the fund invests a significant amount of its assets in issuers located in a particular region of the world, and because the correlation among the Singapore, Malaysia, Thailand and Hong Kong markets is very high, the fund is subject to much greater risks of adverse events, including currency devaluations, and may experience greater volatility than a fund that is more broadly diversified geographically.

COMPANY Non-U.S. companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Non-U.S. stock exchanges, trading systems, brokers, and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to U.S. companies in U.S. courts.

INTEREST RATE Rate changes can be sudden and unpredictable. When interest rates rise, debt securities can lose market value. Similarly, when interest rates fall, debt securities can gain value. In general, securities with longer maturities are more sensitive to these price changes.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength may affect the debt security's value and, thus, impact the value of fund shares.

See "Important Recent Developments" in this prospectus for Year 2000 and euro discussion, and any potential impact on the fund's portfolio and operations. More detailed information about the fund, its policies, and risks can be found in the SAI.

[Insert graphic of bull and bear] PAST PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns for each full calendar year over the past ten years or since the fund's inception. The table shows how the fund's average annual total returns compare to those of a broad-based securities index. Of course, past performance cannot predict or guarantee future results.

PERFORMANCE REFLECTS ALL FUND EXPENSES BUT DOES NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

TEMPLETON PACIFIC GROWTH FUND - CLASS 1
CALENDAR YEAR TOTAL RETURNS1

[Insert bar graph]

               47.87%  -8.79%  7.97%   11.10%  -35.95% -13.13%
                 93      94      95      96      97      98

                                    YEAR

[Begin callout]
BEST
QUARTER:

Q4 '98
34.11%

WORST
QUARTER:

Q4 '97
-28.67%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                 SINCE INCEPTION
                               PAST 1 YEAR      PAST 5 YEARS       (01/27/92)
--------------------------------------------------------------------------------

TEMPLETON PACIFIC GROWTH
FUND - CLASS 11                 -13.13%            -9.45%            -1.68%

MSCI PACIFIC INDEX2               2.69%            -3.95%            -0.88%

1. All fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Pacific Index tracks approximately 450 companies in Australia, Hong Kong, Japan, New Zealand, and Singapore. This is a total return index in U.S. dollars, with gross dividends reinvested. One cannot invest directly in an index, nor is an index representative of the fund's investments.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers) is the fund's investment manager.

Under an agreement with Advisers, Templeton Investment Counsel, Inc., (TICI) is the fund's sub-advisor. TICI provides Advisers with investment management advice and assistance.

MANAGEMENT TEAM The team responsible for the fund's management is:

WILLIAM T. HOWARD, JR., CFA
Senior Vice President, TICI

Mr. Howard has been a manager of the fund since 1993, and has been with the Franklin Templeton Group since 1993.

MARK R. BEVERIDGE, CFA
Senior Vice President, TICI

Mr. Beveridge has been a manager of the fund since 1994, and has been with the Franklin Templeton Group since 1985.

JUAN J. BENITO
Vice President, TICI

Mr. Benito has been a manager of the fund since 1999. Before joining the Franklin Templeton Group in 1996, he was a management consultant and case team leader with Monitor Company, a leading global strategy consulting firm.

The fund pays the manager a fee for managing its assets, making its investment decisions, and providing certain administrative facilities and services for the fund. For the fiscal year ended December 31, 1998, the fund paid 0.99% of its average daily net assets to the manager.

[Insert graphic of Starburst] Important Recent Developments

o YEAR 2000 PROBLEM The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly called the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

   When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by their managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.

   When evaluating current and potential portfolio positions, Year 2000 is one of the factors that the funds' managers consider. The managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging markets, may be more susceptible to Year 2000 problems and may not be required to make the same level of disclosure regarding Year 2000 readiness as is required in the U.S. The managers, of course, cannot audit any company or their major suppliers to verify their Year 2000 readiness. If a company in which any fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have similar impact on the fund's performance.

   The funds' managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and their managers may have no control.

o  Euro On January 1, 1999, the European  Monetary Union (EMU)  introduced a new
   single  currency,   the  euro,  which  replaced  the  national  currency  for
   participating member countries.

   Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the funds may hold in their portfolios, and their impact on fund performance. To the extent a fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund will declare as dividends substantially all of its net investment income. Except for the Money Fund, each fund typically pays dividends from net investment income and net capital gains, if any, following the close of the calendar year. Dividends or distributions by the funds will reduce the per share net asset value (NAV) by the per share amount paid.

The Money Fund declares a dividend each day the fund's NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the fund's net income.

Dividends paid by a fund will be automatically reinvested in additional shares of that fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners will depend on the provisions of the variable annuity or variable life insurance contract through which they are invested in the funds. For more information, please consult the accompanying contract prospectus.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

The financial highlights table provides further details to help you understand the financial performance of Class 1 of each fund for the past five years or since the fund's inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key fund statistics, such as total return (past performance) and expense ratios. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report - along with the financial statements - are included in the fund's Annual Report (available upon request).


       PER SHARE OPERATING PERFORMANCE ($)                                                        RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------       ---------------------------------------------
                        Net                  Distri-   Distri-                                                Ratio of net
       Net asset Net    realized &           butions   butions                          Net       Ratio of    investment
       value     invest-unrealizedTotal from from net  from netTotal   Net asset Total assets, end expenses to income to   Portfolio
Period beginning ment   gains     investment investmentrealizeddistri- value, endreturn of year    average net average net turnover
ended  of period income (losses)  operations income    gains   butions of period (%)   (000's) ($) assets (%)  assets (%)  rate (%)
------------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund

19964   10.00    .03     1.33       1.36           -        -       -   11.36    13.60     44,667     .77*        .96*        3.91
1997    11.36    .06     2.02       2.08        (.02)       -    (.02)  13.42    18.31    109,355     .77         .72        19.90
1998    13.42    .10     2.62       2.72        (.06)       -    (.06 ) 16.08    20.29    220,952     .77        1.00        12.17

Global Utilities Securities Fund
1994    17.14    .95    (2.94)     (1.99)       (.62)    (.11)   (.73)  14.42   (11.56) 1,155,110     .52        5.58        11.74
1995    14.42    .84     3.54       4.38        (.90)       -    (.90)  17.90    31.35  1,423,446     .50        5.14        13.27
1996    17.90    .91      .29       1.20        (.92)       -    (.92)  18.18     7.07  1,202,290     .50        4.20        29.69
1997    18.18    .90     3.54       4.44        (.96)   (1.33)  (2.29)  20.33    26.76  1,129,904     .50        3.91        17.00
1998    20.33    .76     1.41       2.17        (.83)   (1.22)  (2.05)  20.45    11.19    986,755     .50        3.15        33.85

Growth and Income Fund
1994    13.99    .19     (.47)      (.28)       (.09)    (.20)   (.29)  13.42    (3.41)   517,877     .54        1.81        99.21
1995    13.42    .41     3.92       4.33        (.20)    (.41)   (.61)  17.14    32.83    889,487     .52        3.30       116.54
1996    17.14    .62     1.64       2.26        (.41)   (1.44)  (1.85)  17.55    14.19  1,077,989     .50        4.06        23.01
1997    17.55    .67     4.05       4.72        (.64)    (.62)  (1.26)  21.01    27.74  1,338,476     .49        3.53        36.71
1998    21.01    .69      .99       1.68        (.69)   (1.64)  (2.33)  20.36     8.33  1,318,743     .49        3.27        27.32

High Income Fund
1994    13.13    .88    (1.18)      (.30)       (.55)    (.07)   (.62)  12.21    (2.26)   255,036     .60        9.45        22.94
1995    12.21   1.06     1.30       2.36        (.91)       -    (.91)  13.66    19.76    360,904     .56        9.63        20.65
1996    13.66   1.20      .56       1.76       (1.20)    (.06)  (1.26)  14.16    13.90    446,096     .54        9.63        27.16
1997    14.16   1.33      .22       1.55       (1.22)    (.04)  (1.26)  14.45    11.47    496,036     .53        9.64        36.38
1998    14.45   1.43    (1.25)       .18       (1.27)    (.08)  (1.35   13.28      .99    446,609     .53        9.96        41.71

Income Securities Fund
1994    15.80    .82   (1.80)       (.98)       (.44)    (.07)   (.51)  14.31    (6.27) 1,000,002     .54        7.27        13.33
1995    14.31   1.16    1.96        3.12        (.89)    (.07)   (.96)  16.47    22.40  1,266,538     .51        8.05        33.14
1996    16.47   1.32     .44        1.76        (.87)    (.15)  (1.02)  17.21    11.28  1,350,659     .50        7.96        15.28
1997    17.21   1.40    1.38        2.78       (1.33)    (.29)  (1.62)  18.37    17.09  1,406,787     .50        7.53        14.68
1998    18.37   1.37   (1.07)        .30       (1.42)    (.33)  (1.75)  16.92     1.64  1,185,840     .49        6.94        12.22

Money Market Fund
1994     1.00    .04       -         .04        (.04)       -    (.04)   1.00     3.82    518,618     .46       74.05            -
1995     1.00    .06       -         .06        (.06)       -    (.06)   1.00     5.74    429,547     .40       75.58            -
1996     1.00    .05       -         .05        (.05)       -    (.05)   1.00     5.16    408,930     .43       75.04            -
1997     1.00    .05       -         .05        (.05)       -    (.05)   1.00     5.24    367,449     .45       75.11            -
1998     1.00    .05       -         .05        (.05)       -    (.05)   1.00     5.22    414,341     .45       75.08            -

Mutual Discovery Securities Fund
19965   10.00    .02     .19         .21           -        -       -   10.21     2.10     15,418    1.37*       2.11*         .14
1997    10.21    .13    1.84        1.97        (.01)       -    (.01)  12.17    19.25    198,653    1.06        1.19        55.93
1998    12.17    .20    (.76)       (.56)       (.17)    (.15)   (.32)  11.29    (5.00    224,656    1.00        1.94        93.99

Mutual Shares Securities Fund
19965   10.00    .02     .33         .35           -        -       -   10.35     3.50     27,677    1.00*       2.56*        1.31
1997    10.35    .13    1.71        1.84        (.01)       -    (.01)  12.18    17.73    387,787     .80        2.10        49.01
1998    12.18    .28    (.25)        .03        (.13)    (.12)   (.25)  11.96      .09    482,444     .77        2.60        70.19

Real Estate Securities Fund
1994    15.04    .38     .06         .44        (.17)       -    (.17)  15.31     2.89    195,697     .62        4.00        11.73
1995    15.31    .78    1.83        2.61        (.52)       -    (.52)  17.40    17.53    213,473     .59        4.74        22.15
1996    17.40    .79    4.74        5.53        (.78)       -    (.78)  22.15    32.82    322,721     .57        4.80        10.32
1997    22.15    .72    3.72        4.44        (.67)    (.32)   (.99)  25.60    20.70    440,554     .54        3.59        11.62
1998    25.60   1.45   (5.60)      (4.15)       (.94)    (.58)  (1.52)  19.93   (16.82)   282,290     .54        5.44        13.21

Rising Dividends Fund
1994    10.57    .26    (.69)       (.43)       (.17)       -    (.17)   9.97    (4.08)   309,929     .80        2.71        24.07
1995     9.97    .27    2.66        2.93        (.24)       -    (.24)  12.66    29.74    463,253     .78        2.72        18.72
1996    12.66    .25    2.77        3.02        (.28)       -    (.28)  15.40    24.18    597,424     .76        1.96        27.97
1997    15.40    .22    4.77        4.99        (.26)    (.45)   (.71)  19.68    33.03    780,298     .74        1.24        37.04
1998    19.68    .23    1.07        1.30        (.22)   (2.65)  (2.87)  18.11     6.92    751,869     .72        1.20        26.44

      Per share operating performance ($) [GRAPHIC OMITTED]
Ratios/supplemental data

       PER SHARE OPERATING PERFORMANCE ($)                                                        RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------       ---------------------------------------------
                        Net                  Distri-   Distri-                                                Ratio of net
       Net asset Net    realized &           butions   butions                          Net       Ratio of    investment
       value     invest-unrealizedTotal from from net  from netTotal   Net asset Total assets, end expenses to income to   Portfolio
Period beginning ment   gains     investment investmentrealizeddistri- value, endreturn of year    average net average net turnover
ended  of period income (losses)  operations income    gains   butions of period (%)   (000's) ($) assets (%)  assets (%)  rate (%)
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Fund
19953  10.00     .03     .21        .24           -        -       -   10.24      2.30     13,301     .90*       2.70*       16.04
1996   10.24     .02    2.95       2.97        (.01)       -    (.01)  13.20     28.95    170,969     .77         .63        63.72
1997   13.20     .01    2.24       2.25        (.03)    (.37)   (.40)  15.05     17.42    313,462     .77         .06        64.07
1998   15.05     .07    (.20)      (.13)       (.01)   (1.19)  (1.20)  13.72      (.98)   315,460     .77         .51        53.01

Templeton Developing Markets Equity Fund

19941  10.00     .07    (.51)      (.44)          -        -       -    9.56     (4.40)    98,189    1.53*       1.85*        1.15
1995    9.56     .09     .18        .27        (.04)    (.01)   (.05)   9.78      2.77    158,084    1.41        2.01        19.96
1996    9.78     .12    1.97       2.09        (.10)    (.18)   (.28)  11.59     21.59    272,098    1.49        1.68        12.42
1997   11.59     .18   (1.10)      (.92)       (.15)    (.23)   (.38)  10.29     (8.72)   279,680    1.42        1.57        20.59
1998   10.29     .20   (2.35)     (2.15)       (.29)    (.94)  (1.23)   6.91    (21.61)   162,433    1.41        2.04        36.58

Templeton Global Asset Allocation Fund
19952  10.00     .18     .52        .70        (.18)       -    (.18)  10.52      7.01     14,729     .90*       3.84*       30.00
1996   10.52     .34    1.75       2.09        (.01)    (.01)   (.02)  12.59     19.84     56,274     .86        4.21        52.35
1997   12.59     .42    1.04       1.46        (.26)    (.07)   (.33)  13.72     11.71     93,402     .94        4.22        61.93
1998   13.72     .61    (.59)       .02        (.49)    (.58)  (1.07)  12.67      (.04)    81,670     .84        4.32        59.03

Templeton Global Growth Fund
19941  10.15     .07     .26        .33           -        -       -   10.48      3.25    158,856    1.14*       2.49*        7.14
1995   10.48     .16    1.17       1.33        (.06)       -    (.06)  11.75     12.72    338,755     .97        2.46        30.92
1996   11.75     .25    2.22       2.47        (.21)    (.21)   (.42)  13.80     21.28    579,877     .93        2.20        12.32
1997   13.80     .33    1.53       1.86        (.24)    (.08)   (.32)  15.34     13.50    758,445     .88        2.49        24.81
1998   15.34     .35     .98       1.33        (.41)   (1.49)  (1.90)  14.77      8.98    747,080     .88        2.27        32.30

Templeton International Equity Fund
1994   12.50     .19    (.07)       .12        (.04)    (.07)   (.11)  12.51       .87    785,124     .99        2.17        12.22
1995   12.51     .37     .94       1.31        (.22)    (.28)   (.50)  13.32     10.59    850,117     .92        2.87        16.42
1996   13.32     .40    2.58       2.98        (.38)    (.47)   (.85)  15.45     22.98  1,108,099     .89        3.07        27.52
1997   15.45     .30    1.51       1.81        (.45)    (.69)  (1.14)  16.12     11.69  1,161,430     .89        3.01        26.96
1998   16.12     .56     .42        .98        (.53)   (1.05)  (1.58)  15.52      5.56    955,900     .88        2.90         5.98

Templeton International Smaller Companies Fund

19964  10.00     .10    1.15       1.25           -        -       -   11.25     12.50     16,255    1.16*       2.51*           -
1997   11.25     .23    (.39)      (.16)       (.07)       -    (.07)  11.02     (1.50)    32,201    1.06        2.74        21.38
1998   11.02     .25   (1.52)     (1.27)       (.25)    (.30)   (.55)   9.20    (12.27)    24,999    1.10        2.26        18.45

Templeton Pacific Growth Fund

1994   14.61     .22   (1.50)     (1.28)       (.03)    (.06)   (.09)  13.24     (8.79)   375,832    1.07        2.04         4.29
1995   13.24     .33     .71       1.04        (.26)    (.11)   (.37)  13.91      7.97    331,936    1.01        2.08        36.06
1996   13.91     .21    1.34       1.55        (.44)    (.26)   (.70)  14.76     11.10    356,759     .99        1.51        12.85
1997   14.76     .29   (5.49)     (5.20)       (.28)       -    (.28)   9.28    (35.95)   165,404    1.03        1.97        11.87
1998    9.28     .21   (1.52)     (1.31)       (.35)    (.11)   (.46)   7.51    (13.13)    98,769    1.10        2.60        12.55

Value Securities Fund

19986  10.00     .02   (2.23)     (2.21)          -        -       -    7.79    (22.10)     9,013     .83*        .95*       22.79

*Annualized
+Total return does not include deductions at the contract level for cost of insurance charges, premium load, administrative changes, mortality and expense risk charges or other charges that may be incurred under the variable insurance contracts for which the funds serve as underlying investments. If they had been included, total return would be lower. Total return is not annualized.
1. For the period March 15, 1994 (effective date) to December 31, 1994.
2. For the period April 19, 1995 (seed date) to December 31, 1995.
3. For the period November 1, 1995 (effective date) to December 31, 1995.
4. For the period May 1, 1996 (effective date) to December 31, 1996.
5. For the period November 8, 1996 (effective date) to December 31, 1996.
6. For the period May 1, 1998 (effective date) to December 31, 1998.
7. During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees incurred by the Money Market Fund. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:
1994  .54%
1995  .53
1996  .53
1997  .53
1998  .53

FUND ACCOUNT INFORMATION

[Insert graphic of paper with lines and someone writing] BUYING SHARES

Shares of each fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts. The funds' Board monitors this to be sure there are no material conflicts of interest between the two different types of contract owners. If there were, the Board would take corrective action.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of each fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The funds do not issue share certificates.

[Insert graphic of certificate] SELLING SHARES

Each insurance company shareholder sells shares of the applicable fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after we receive the request in proper form.

[Insert graphic of two arrows] EXCHANGING SHARES

Contract owners may exchange shares of any one class or fund for shares of other classes or funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges can interfere with fund management or operations and drive up fund costs. To protect shareholders, there are limits on the number and amount of fund exchanges that may be made (please see "Market Timers" below).

[Insert graphic of paper and pen] FUND ACCOUNT POLICIES

CALCULATING SHARE PRICE The funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The funds' assets are generally valued at their market value, except that the Money Fund's assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the funds are open for business at the NAV next calculated after we receive the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company shareholders will receive the fund's financial reports every six months. To reduce fund expenses, if you need additional copies, please call 1-800/342-3863.

If there is a dealer or other investment representative of record on the account, he or she will also receive confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.

MARKET TIMERS The funds are not designed for market timers, large or frequent transfers. The funds may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or
(ii) exchanged shares out of the fund more than twice in a calendar quarter,  or
(iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserves certain rights, including:

o  Each fund may refuse any order to buy shares.

o  At any time, each fund may establish or change investment minimums.

o Each fund may modify or discontinue the exchange privilege on 60 days' notice to insurance company shareholders.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the fund promptly.

SHARE CLASSES Each fund has two classes of shares, class 1 and class 2. Each class is identical except that class 2 has a distribution plan or "rule 12b-1" plan which is described in prospectuses offering class 2 shares.

[Insert graphic of question mark] QUESTIONS

More detailed information about the Trust and the funds' account policies can be found in the funds' Statement of Additional Information (SAI). If you have any questions about the funds, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/342-3863 or the Valuemark Service Center at 1-800/624-0197. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

FOR MORE INFORMATION

The funds of Franklin Valuemark Funds (the Trust) are only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the funds in the following documents:

ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS

Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

You may obtain these free reports by contacting your investment representative or by calling us at the number below.

Franklin(R)Templeton(R)
1-800/342-3863

You can also obtain information about the funds by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-5583





Franklin(R)
Valuemark(R)
Funds

Class 1 and Class 2

STATEMENT OF ADDITIONAL INFORMATION

May 1, 1999

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/342-3863

Franklin Valuemark Funds ("Trust") has twenty-five separate series or funds ("funds") each of which is in effect a separate mutual fund. Each fund has two classes of shares: class 1 and class 2. The funds are: Money Market Fund, High Income Fund, Templeton Global Income Securities Fund, U.S. Government Securities Fund, Zero Coupon Fund - 2000, Zero Coupon Fund - 2005, Zero Coupon - 2010, Global Utilities Securities Fund, Growth and Income Fund, Income Securities Fund, Mutual Shares Securities Fund, Real Estate Securities Fund, Rising Dividends Fund, Templeton Global Asset Allocation Fund, Value Securities Fund, Capital Growth Fund, Global Health Care Securities Fund, Mutual Discovery Securities Fund, Natural Resources Securities Fund, Small Cap Fund, Templeton Developing Markets Equity Fund, Templeton Global Growth Fund, Templeton International Equity Fund, Templeton International Smaller Companies Fund and Templeton Pacific Growth Fund. Shares of the funds are sold only to insurance companies for use as investment options in variable annuity or variable life insurance contracts.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Trust's prospectuses. The Trust's prospectuses, dated May 1, 1999, which we may amend from time to time, contain the basic information you should know before investing in the funds. You should read this SAI together with the Trust's prospectuses.

The audited financial statements and auditor's report in the Trust's Annual Report to Shareholders, for the fiscal year ended December 31, 1998 are incorporated by reference (are legally a part of this SAI).

For a free copy of a current prospectus or annual report call 1-800/342-3863.

Contents                                          Page

Goals and Strategies                               2

Fund Seeking Capital Preservation
And Income                                         2

Funds Seeking Income                               2

Funds Seeking Growth and Income                    5

Funds Seeking Capital Growth                      10

Non-Fundamental Policies
Affecting Multiple Funds                          18

Securities and Investment Techniques,
 Generally                                        18

Risks                                             36

Fundamental Investment Restrictions               45

Officers and Trustees                             47

Management and Other Services                     49

Portfolio Transactions                            52

Distributions and Taxes                           54

Organization, Voting Rights and
 Principal Holders                                55

Pricing Shares                                    56

The Underwriter                                   57

Performance                                       58

Miscellaneous Information                         63

Description of Bond Ratings                       64

Mutual funds, annuities, and other investment products:

o are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government;

o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

o are subject to investment risks, including the possible loss of principal.

FVF SAI 05/99

Goals and Strategies

FUND SEEKING CAPITAL PRESERVATION AND INCOME

Money Market Fund (Money Fund)

The fund's investment goal is high current income, consistent with liquidity and capital preservation. The fund also tries to maintain a stable share price of $1.00.

The fund seeks to achieve its investment goal by investing in high-quality, short-term money market securities of domestic and foreign issuers, including:

o U.S. Government securities with fixed, floating or variable interest rates;

o repurchase agreements;

o obligations, with fixed, floating or variable interest rates, issued or guaranteed by U.S. banks with assets of at least one billion dollars, including certificates of deposit, bank notes, loan participation interests, commercial paper, unsecured promissory notes, time deposits, and bankers' acceptances;

o obligations of foreign branches of foreign banks, U.S. branches of foreign banks ("Yankee Dollar Investments"), and foreign branches of U.S. banks ("Eurodollar Investments"), all of which include certificates of deposit, bank notes, loan participation interests, commercial paper, unsecured promissory notes, time deposits, and bankers' acceptances, where the parent bank has more than five billion dollars in total assets at the time of purchase;

o commercial paper;

o other short-term securities, with fixed, floating or variable interest rates, issued or guaranteed by U.S. corporations, or securities issued by foreign entities;

o taxable municipal securities, up to 10% of the fund's assets; and

o unrated notes, paper, securities or other instruments that the manager determines to be of comparable high quality.

Because the fund limits its investments to high-quality securities, it will generally earn lower yields than a portfolio with lower quality securities that are subject to greater risk. Accordingly, the yield to shareholders in the fund will likely be lower.

Bank obligations The fund may invest in obligations of U.S. branches of foreign banks, which are considered domestic banks. The fund will only make these investments if the branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The fund may invest up to 25% of its assets in obligations of foreign branches of U.S. or foreign banks. The fund may also invest in time deposits, which are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The fund may invest up to 10% of its assets in time deposits with maturities in excess of seven calendar days.

Diversification With respect to diversification, the fund may not invest more than 5% of its total assets in securities of a single issuer, other than U.S. Government securities, although it may invest more than 5% of its total assets in securities of a single issuer that are rated in the highest rating category for a period of up to three business days after purchase. The fund also must not invest more than (a) the greater of 1% of its total assets or $1 million in securities issued by a single issuer that are rated in the second highest rating category; and (b) 5% of its total assets in securities rated in the second highest rating category.

Other investment policies The fund may also:

o buy U.S. Government securities on a when-issued or delayed delivery basis,

o lend portfolio securities up to 30% of its assets, and

o enter into repurchase agreements.

FUNDS SEEKING INCOME

High Income Fund

The fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation.

Under normal market conditions, the fund will invest primarily in debt securities. The fund may invest in debt securities in any rating category, including high yield, lower-rated debt securities ("junk bonds"), or in unrated debt securities, but does not intend to invest more than 5% in the lowest rating categories, i.e., rated below Caa by Moody's or CCC by S&P; or, if unrated, comparable securities in the view of the manager. The fund will not purchase defaulted securities. The fund may also buy lower rated zero-coupon, deferred interest and pay-in-kind securities.

Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the fund's portfolio.

Foreign securities The fund may invest up to 20% of its assets in foreign securities, including emerging markets. However, the fund will limit its investments in emerging markets to 10% of its assets.

Other investment policies The fund is also permitted to:

o acquire loan participations;

o purchase debt securities on a "when-issued" basis;

o write covered call options;

o lend its portfolio securities up to 30% of its assets; and

o enter into repurchase agreements and forward currency exchange contracts, participate in interest rate swaps, invest in restricted securities, and invest in trade claims.

Templeton Global Income Securities Fund
(Global Income Fund)

The fund's investment goal is high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.

Under normal market conditions, the fund will invest primarily in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. The fund selects investments to provide a high current yield and currency stability, or a combination of yield, capital appreciation, and currency appreciation consistent with the fund's goal. As a global fund, the fund may invest in securities issued in any currency and may hold foreign currency.

The fund may invest in debt or equity securities of any type of issuer, including domestic and foreign corporations, domestic and foreign banks (with assets in excess of one billion dollars), other business organizations, and domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities, and supranational organizations.

The fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state, or equivalent government or are securities of a government jurisdiction that are not backed by its full faith and credit and general taxing powers.

Under normal market conditions, the fund will have at least 25% of its assets invested in debt securities issued or guaranteed by foreign governments. The fund considers securities issued by central banks that are guaranteed by their national governments to be government securities.

The fund may invest in long-term or short-term debt securities, such as bonds, debentures, notes, convertible debt securities, and commercial paper. These debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

Foreign securities Under normal circumstances, at least 65% of the fund's assets will be invested in issuers located in at least three countries, one of which may be the U.S.

The fund normally invests its assets principally within Australia, Canada, Japan, New Zealand, the U.S., and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the euro or European Currency Unit
(ECU). The fund may also invest a substantial portion of its assets in securities and currency in emerging markets countries. The manager intends to manage the fund's exposure to various currencies, and may from time to time use forward currency exchange contracts or options on currencies for hedging purposes.

Maturity The fund may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the fund's investments, i.e., the average life span of all of the fund's investments, will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when the manager expects interests rates worldwide or in a particular country to rise, and longer when the manager expects interest rates to fall.

Non-diversification risk Because the fund is not diversified, there is no restriction under the Investment Company Act of 1940 on the percentage of its assets that it may invest at any time in the securities of any issuer. Nevertheless, the fund's non-diversified status may expose it to greater risk or volatility than diversified funds with otherwise similar investment policies, since the fund may invest a larger portion of its assets in securities of a small number of issuers.

Other investment policies In order to hedge currency risk, the fund may, but is not required to, use forward and futures contracts and interest rate swaps. The fund may also:

o acquire loan participations;

o lend its portfolio securities up to 30% of its assets;

o enter into repurchase, reverse repurchase, and "when-issued" transactions;

o invest in preferred stock;

o invest in structured notes;

o purchase and sell call and put options on U.S. or foreign securities; and

o enter into futures contracts for the purchase or sale of U.S. Treasury or foreign securities or based upon financial indices.

U.S. Government Securities Fund (Government Fund)

The fund's investment goal is income.

Under normal market conditions, the fund will invest in a portfolio limited to U.S. Government securities. These securities include U.S. Treasury bonds, notes and bills, and securities issued by U.S. Government agencies.

Government National Mortgage Association ("GNMA") obligations ("Ginnie Maes") Ginnie Maes differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. GNMA's guarantee of payment of principal and interest on Ginnie Maes is backed by the full faith and credit of the U.S. Government. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and issuers' fees. The fund will reinvest the return of principal in securities that may have different interest rates than the Ginnie Mae.

Principal payments are passed through to the Ginnie Mae holders, such as the fund, when mortgages in the pool underlying a Ginnie Mae are prepaid by borrowers or as a result of foreclosure. Accordingly, a Ginnie Mae's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular Ginnie Mae.

Other mortgage securities The fund may also invest in fixed-rate mortgage-backed securities, adjustable-rate mortgage-backed securities ("ARMS"), or a hybrid of the two. In addition to ARMS, the fund may also invest in adjustable rate U.S. Government securities, which may include securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration ("SBA"), and obligations of the Tennessee Valley Authority (TVA). Some government agency obligations or guarantees are supported by the full faith and credit of the U.S. Government, while others are supported principally by the issuing agency and may not permit recourse against the U.S. Treasury if the issuing agency does not meet its commitments.

The ARMS in which the fund invests are issued primarily by GNMA, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), and are actively traded in the secondary market. ARMS issued by GNMA are collateralized by underlying mortgages that are fully guaranteed by the Federal Housing Administration or the Veterans Administration. ARMS issued by the FNMA or the FHLMC are collateralized by conventional residential mortgages conforming to standard underwriting size and maturity constraints.

ARMS allow the fund to participate in increases in interest rates through periodic adjustments in the coupon rates of the underlying mortgages, resulting in both higher current yields and lower price fluctuations.

The fund will not, however, benefit from increases in interest rates to the extent that interest rates rise to the point where the current coupon of adjustable rate mortgages in the fund exceeds the maximum annual or lifetime reset limits (or "cap rates"). Fluctuations in interest rates above these levels could cause such ARMS to behave more like long-term, fixed-rate bonds. See "Securities and Investment Techniques, Adjustable Rate Mortgage Securities" for additional details.

Other investment policies The fund may invest in certain other types of pass-through debt securities, issued or guaranteed by U.S. Government agencies or instrumentalities. The fund may also:

o enter into covered mortgage "dollar rolls,"

o lend portfolio securities up to 30% of its assets, and

o engage in repurchase agreements.

Zero Coupon Funds:
Maturing in December of 2000, 2005, 2010

Each fund's investment goal is to provide as high an investment return as is consistent with the preservation of capital.

Stripped securities Under normal market conditions, each fund will invest primarily in "stripped securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations, all described below. The stripped securities in which each fund will invest consist of:

o Zero coupon securities issued by the U.S. Treasury, including treasury bills, debt securities issued by the U.S. Treasury which have been stripped of their interest coupons or which were issued without interest coupons, and interest coupons that have been stripped from debt securities issued by the U.S. Treasury ("Stripped Treasury Securities"). The funds do not anticipate that these securities will exceed 55% of a fund's assets.

o Other zero coupon securities issued by the U.S. Government and its agencies and instrumentalities ("Stripped Government Securities").

o Debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

o To a lesser extent, zero coupon securities issued by domestic corporations which consist of corporate debt securities without interest coupons, and, if available, interest coupons that have been stripped from corporate debt securities, and receipts and certificates for such stripped debt securities and stripped coupons (collectively, "Stripped Corporate Securities");

Stripped securities, like other debt securities, are subject to certain risks, including credit and market risks. To the extent the funds invest in stripped securities other than Stripped Treasury Securities, these investments will be rated at least A by nationally recognized statistical rating agencies, or unrated securities that the manager determines are of comparable quality. Debt securities rated A are regarded as having an adequate capacity to pay principal and interest but are vulnerable to adverse economic conditions and have some speculative characteristics. The funds will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments. The availability of stripped securities, other than Stripped Treasury Securities, may be limited at times; during such periods, because the funds must meet annuity tax diversification rules, they may invest in other types of fixed-income securities.

Because each fund will be primarily invested in zero coupon securities, investors who hold shares to maturity will experience a return consisting primarily of the amortization of discount on the underlying securities in the fund. However, the net asset value of a fund's shares increases or decreases with changes in the market value of that fund's investments.

Foreign securities Although each fund reserves the right to invest up to 10% of its assets in foreign securities, each fund typically limits these investments to less than 10% of its assets and to dollar denominated obligations.

Structured notes Although each fund reserves the right to invest up to 10%, each fund currently does not intend to invest more than 5% of its assets in certain structured notes, which are comparable to zero coupon bonds in terms of credit quality, interest rate volatility, and yield.

Other investment policies To provide income for expenses, redemption payments, and cash dividends, each fund may invest up to 20% of its assets in money market instruments. The manager intends to have less than 20% of a fund's assets in these instruments, under normal circumstances. The funds may also lend portfolio securities and enter into repurchase agreements.

Tax considerations Under federal income tax law, a portion of the difference between the purchase price of the zero coupon securities and their face value ("original issue discount") is considered to be income to the Zero Coupon Funds each year, even though the funds will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of the funds which must be "distributed" to the insurance company, as shareholder each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, the fund may have to generate the required cash from interest earned on non-zero coupon securities or possibly from the disposition of zero coupon securities.

FUNDS SEEKING GROWTH AND INCOME

Global Utilities Securities Fund (Global Utilities Fund)

Before May 1, 1998, the fund's name was "Utility Equity Fund." The fund's investment goals are capital appreciation and current income.

Under normal market conditions, the fund will invest primarily in companies in the public utilities industry. The public utilities industry includes companies which are, in the manager's opinion, engaged in the ownership or operation or manufacture of facilities, equipment or components used to generate, transmit or distribute electricity, communications, satellite communications, cable and internet services, wireless telecommunications, gas or water. The fund will normally invest in common stocks that the manager expects to pay dividends.

The fund may invest in stocks and debt securities of companies of any nation, developed or emerging. The fund will normally invest at least 65% of its assets in issuers located in at least three different countries, and generally expects to invest a higher percentage of its assets in U.S. securities than issuers located in any other single country.

Foreign securities As a non-fundamental policy, the fund will limit its investments in securities of Russian issuers to 5% of assets.

Concentration. The fund may invest more than 25% of its total assets in any sector of the global utilities industry described above. Investing in a fund, like this fund, that concentrates its investments in a limited group of related industries involves increased risks.

Other investment policies The fund may invest up to 5% of its assets in debt securities, including convertible bonds issued by public utility issuers. These debt securities may be rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities that the manager determines to be of comparable quality. The fund currently intends to invest no more than 5% of its assets in preferred stocks or convertible preferred stocks issued by public utility issuers. Subject to these limits, the fund may invest up to 5% of its assets in enhanced convertible securities. The fund may also write covered call options, lend its portfolio securities up to 30% of its assets, and enter into repurchase transactions.

Growth and Income Fund

The fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income.

Under normal market conditions, the fund will invest primarily in equity securities that the manager believes have the potential to increase in value. The fund will normally invest in the U.S. stock market by investing in a broadly diversified portfolio of common stocks which may be traded on a securities exchange or over-the-counter, i.e., directly from the dealer.

The fund seeks current income through the receipt of dividends or interest from its investments, and the payment of dividends may therefore be a consideration in purchasing debt or equity securities. In pursuing its secondary goal of current income, the fund may also purchase convertible securities, including bonds or preferred stocks, enhanced convertible securities, debt securities, and money market instruments.

Foreign securities The fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts and emerging markets, but currently intends to limit such investments to 20%.

REITs The fund currently intends to invest no more than 15% of its assets in equity real estate investment trusts ("REITs").

Other investment policies The fund currently does not intend to invest more than 10% of its assets in convertible securities, which may carry special risks as described below. In addition, the fund currently does not intend to invest more than 5% of its assets in debt securities, including convertible debt securities, rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the manager to be of comparable quality. The fund may also:

o write covered call and put options;

o purchase call and put options on securities and indices of securities, including "forward conversion" transactions;

o lend its portfolio securities up to 30% of its assets; and

o enter into repurchase transactions.

Income Securities Fund (Income Fund)

The fund's investment goal is to maximize income while maintaining prospects for capital appreciation.

Under normal market conditions, the fund will invest primarily in a diversified portfolio of debt and equity securities. The assets of the fund may be held in cash or invested in securities traded on any national securities exchange, in money market instruments, or in securities issued by a corporation, association or similar legal entity having gross assets valued at not less than $1 million as shown by its latest published annual report. These investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. The manager has the discretion to choose the percentage of assets that can be invested in a particular type of security. As market conditions change, the fund's portfolio may be entirely invested in debt securities or, conversely, in common stocks.

The fund may invest in debt securities rated in any rating category, including high yield, lower-rated debt securities ("junk bonds"), or if unrated, determined by the manager to be comparable. The fund may invest up to 5% of its assets in defaulted debt securities. These securities are considered speculative.

Foreign securities The fund may invest up to 25% of its total assets in foreign securities, including Depositary Receipts and emerging markets.

Other investment policies The fund currently does not intend to invest more than 5% of its assets in loan participations and other related direct or indirect bank securities. The fund may invest up to 5% of its assets in trade claims. Both loan participations and trade claims carry a high degree of risk. In addition, the fund does not intend to invest more than 5% of its assets in enhanced convertible securities. The fund may also:

o lend its portfolio securities up to 30% of its assets;

o enter into repurchase transactions;

o purchase debt securities on a "when-issued" or "delayed-delivery" basis; and

o write covered call options on securities.

Mutual Shares Securities Fund (Mutual Shares Fund)

The fund's principal goal is capital appreciation. Its secondary goal is income.

Under normal market conditions, the fund invests primarily in domestic equity securities that the manager believes are significantly undervalued, as well as debt securities of any quality. Debt includes notes, bonds, or debentures, as well as distressed mortgage obligations and other debt secured by real property. The manager does not establish percentage limits for the fund's investment in equity securities, debt securities or money market instruments.

The fund may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market or in the over-the-counter market. It may invest in any industry sector, although it will not concentrate in any one industry. From time to time, the fund may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.

Small companies The fund may invest in securities from any size issuer, including smaller capitalization companies. It will tend to invest, however, in securities of issuers with market capitalizations in excess of $500 million.

Reorganizing companies The fund also seeks to invest in securities of companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers. The fund may participate in such transactions. The fund does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount.

Indebtedness The fund may also invest in other forms of secured or unsecured indebtedness or participations ("indebtedness"). These include without limitation loan participations and trade claims of debtor companies involved in reorganization or financial restructuring. Some of the indebtedness may have very long maturities or is illiquid.

Control The fund purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, the manager may seek to influence or control management if it perceives that the fund may benefit. The fund may also invest in other entities that purchase securities for the purpose of influencing or controlling management. These entities may invest in a potential takeover or leveraged buyout or invest in other entities engaged in such practices.

Lower-rated securities The fund may invest in debt securities in any rating category including lower rated debt securities ("junk bonds") or in unrated debt securities. In general, the fund will invest in these instruments for the same reasons as equity securities, i.e., the manager believes that the securities are available at prices less than their intrinsic values. Consequently, the manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The fund expects to invest in debt securities issued by reorganizing or restructuring companies, or companies that recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or lower rated securities that are often in, or are about to, default, that the manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The fund may invest without limit in defaulted debt securities, subject to the fund's restriction on investments in illiquid securities. Defaulted debt securities may be considered speculative. The purchase of debt of a troubled company always involves a risk that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Foreign securities Although the fund reserves the right to purchase securities in any foreign country without percentage limitation, the fund's current investment strategy is to invest primarily in domestic securities, with approximately 15-20% of its assets in foreign securities, including Depositary Receipts. Depositary Receipts are discussed more fully under "Foreign Securities, Depositary Receipts" below. The fund presently does not intend to invest more than 5% of its assets in securities of emerging markets, including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals.

Currency hedging The fund may use the following currency hedging techniques: investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts ("forward contracts") and currency swaps.

Closed-end investment companies While the fund may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities. The fund may not purchase more than 3% of the voting securities of another investment company. In addition, the fund will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that they indirectly bear a proportionate share of the expenses of these investment companies, including operating costs, and investment advisory and administrative fees.

Short sales The fund may also sell short securities it does not own up to 5% of its assets. The fund may also sell securities "short against the box" without limit.

Other investment policies The fund may also:

o lend its portfolio securities up to 30% of its assets;

o enter into repurchase transactions;

o purchase securities on a "when-issued" or "delayed delivery" basis;

o invest in restricted or illiquid securities; purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; and

o purchase and sell financial futures contracts and related options.

Real Estate Securities Fund (Real Estate Fund)

The fund's principal goal is capital appreciation. Its secondary goal is current income.

Under normal market conditions the fund will invest primarily in equity real estate investment trusts ("REITs"). The fund will generally invest in real estate securities of companies listed on a securities exchange or traded over-the-counter. As used by the fund, "real estate securities" will include equity, debt securities, and convertible securities of companies having the following characteristics and limitations:

o Companies qualifying as a REIT for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains form the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

o Companies that have at least 50% of their assets or revenues attributable to the ownership, construction, management or other services, or sale of residential, commercial or industrial real estate. These companies would include real estate operating companies, real estate services and home builders.

Small and mid-cap companies The fund will typically invest predominately in securities issued by mid-cap or small-cap U.S. companies, which is reflective of the industry itself. Mid-cap companies have market capitalizations of $5 billion or less and small-cap companies, $1.5 billion or less. Small cap REITs can be subject to different and greater risks than mid or larger cap issuers. Small cap REITs may have greater regional concentration and less diversification in terms of the regions, clients and types of properties available for investment.

Concentration. The fund may invest more than 25% of its total assets in any sector of the real estate industry described above. Because the fund concentrates its investments in the real estate industry, adverse developments in that industry will have a greater impact on the fund, and your investment, than a fund with broader diversification.

The manager believes, however, that diversifying the fund's assets into different types of real estate investments will help mitigate, although it cannot eliminate, the inherent risks of such industry concentration. Moreover, the real estate market historically has not correlated with the broader equity market. While there can be no guarantee that historical trends will continue in the future, investments in real estate securities may be a useful way of diversifying one's overall portfolio.

In addition to fund's investments in real estate securities, it may also invest a portion of its assets in debt or equity securities of issuers whose products and services are closely related to the real estate industry, and publicly traded on an exchange or in the over-the-counter market. These issuers may include manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers. Also, the fund may invest in companies whose principal business is unrelated to the real estate industry but who have at least 50% of their assets in real estate holdings and the manager believes are undervalued relative to the price of those companies' securities.

Lower-rated securities As an operating policy, the fund will not invest more than 10% of its net assets in convertible debt securities or debt securities rated Ba or lower by Moody's or, if unrated, the manager determines are of comparable quality. Generally, however, the fund will not acquire any investments rated lower than B by Moody's or, if unrated, the manager determines are of comparable quality.

Foreign securities The fund may invest up to 10% in foreign securities, including emerging markets.

Other investment policies The fund may also:

o write covered call options;

o lend its portfolio securities up to 30% of its assets;

o engage in repurchase transactions; and

o invest in enhanced convertible securities.

Rising Dividends Fund

The fund's investment goal is long-term capital appreciation. The fund will attempt to attain current income incidental to capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

Under normal market conditions, the fund will, as a fundamental policy, invest at least 65% of its net assets in financially sound companies that have paid consistently rising dividends. The fund believes that the securities of such companies, because of their dividend record, have a strong potential to increase in value.

The remaining 35% of the fund's assets typically are invested in dividend-paying equity securities with similar characteristics that may not meet all of the specialized as defined in the fund's prospectus. The manager also considers other factors, such as return on shareholder's equity, rate of earnings growth and anticipated price/earnings ratios, in selecting investments for the fund.

Following these policies, the fund will invest predominantly in large- or mid-cap companies with market capitalizations greater than $1.5 billion, and to a lesser extent in small-cap companies.

Other investment policies The fund may invest up to 10% of its net assets in foreign securities, including emerging markets. The fund may also lend its portfolio securities up to 30% of its assets, enter into repurchase transactions, and write covered call options.

Templeton Global Asset Allocation Fund
(Asset Allocation Fund)

The fund's investment goal is high total return.

Under normal market conditions, the fund will invest in equity securities of companies in any nation, debt securities of companies and governments of any nation, and money market instruments.

The fund will adjust its investments among these three market segments in an attempt to capitalize on total return potential with changing economic conditions throughout the world. The fund may invest in each of the market segments without limitation. Except as noted below under "Fundamental Investment Restrictions", the manager has complete discretion in determining the amount of equity securities, debt securities, or money market instruments in which the fund may invest.

The fund will normally invest its assets in at least three countries, except during defensive periods.

Equity securities Equity securities in which the fund may invest may include common and preferred stocks, securities (bonds or preferred stock) convertible into common stock ("convertible securities"), warrants, equity real estate investment trusts ("REITs"), and Depositary Receipts. Depositary Receipts may not be denominated in the same currency as the underlying securities.

Debt securities Debt securities in which the fund may invest may include issues of both domestic and foreign governments or companies, such as bonds, debentures, notes, commercial paper, collateralized mortgage obligations ("CMOs") and securities issued or guaranteed by governments or government agencies or instrumentalities. U.S. Government securities include, specifically, Government National Mortgage Association mortgage-backed certificates ("Ginnie Mae"). The fund may invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount. Debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades.

The average maturity of debt security's in the fund's portfolio is medium-term (about 5 to 15 years), but will fluctuate depending on the manager's outlook on the country and future interest rate changes.

Lower-rated securities As an operating policy established by the Board, the fund will not invest more than 25% of its assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody's or in unrated securities that the manager determines to be comparable. This limit includes defaulted debt securities. The Board may consider an increase in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the fund and its shareholders.

Money market instruments The fund may invest in money market instruments. In addition, the fund may hold cash and time deposits with banks in the currency of any major nation and invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion. The fund may also invest in commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, unrated commercial paper issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

Currency hedging With respect to debt securities the fund may employ the following currency hedging techniques: foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies.

Other investment policies The fund has an unlimited ability to purchase exchange listed securities in any foreign country, developed or emerging. The fund has a limited ability to purchase unlisted foreign securities. However, as a non-fundamental policy, the fund will limit its investments in securities of Russian issuers to 5% of assets. The fund may also:

o invest in illiquid and restricted securities;

o purchase securities on a "when-issued" basis;

o enter into repurchase transactions; and

o lend its portfolio securities up to 33% of its assets.

As non-fundamental investment policies, which may be changed by the Board without shareholder approval, the fund will not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange, or more than 10% of their total assets in:

(a) securities with a limited trading market;

(b) securities subject to legal or contractual restrictions as to resale;

(c) repurchase agreements not terminable within seven days; and

(d debt obligations rated Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation or, unrated securities that the managers determine are of comparable investment quality.

Value Securities Fund (Value Fund)

The fund's investment goal is long-term total return. Income, though not a goal, is a secondary consideration.

Under normal market conditions, the fund will invest primarily in companies that the manager believes are selling substantially below the underlying value of their assets or their private market value. The fund may invest in common and preferred stocks, securities convertible into common stocks, warrants, secured and unsecured debt securities, and notes. The fund may, from time to time, hold significant money market instruments, up to 100% of its total assets, until suitable investment opportunities meeting its value standards become available.

The fund may purchase securities based on information regarding company stock buy-backs and company insiders' purchases and sales. The fund purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. In rare cases, however, when the manager perceives that the fund may benefit, the manager may itself seek to influence or control management.

Companies emerging from bankruptcy The fund may buy securities of companies emerging from bankruptcy. These securities may have special risks. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt securities and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the fund to sell the securities or to value them based on actual trades.

As with all investments, there is always the possibility when investing in these securities that the manager may be incorrect in its assessment of a particular industry or company. Also, the manager may not buy these securities at their lowest possible prices or sell them at their highest prices.

Foreign securities The fund may invest up to 25% of its total assets in foreign securities, including Depositary Receipts, but currently does not intend to invest more than 15%. The fund presently does not intend to invest more than 5% of its assets in emerging markets securities.

Convertible securities The fund may invest in convertible securities, enhanced convertible securities and synthetic convertibles. The fund applies the same rating criteria and investment policies to convertible debt securities as its investments in debt securities. Convertible preferred stocks are equity securities that generally carry a higher degree of market risk than debt securities, and often may be regarded as speculative in nature. The fund's investments in enhanced convertible securities may provide higher dividend income but may carry additional risks, including reduced liquidity.

Lower-rated securities The fund may invest up to 25% of its assets in debt securities rated below BBB by S&P or Baa by Moody's, or in unrated debt securities that the manager determines to be comparable. Such securities, sometimes called "junk bonds," are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Therefore, these securities involve special risks. Debt securities rated D by S&P are in default and may be considered speculative.

Non-diversification risk Because the fund is not diversified, there is no restriction under the Investment Company Act of 1940 on the percentage of its assets that it may invest at any time in the securities of any issuer. Nevertheless, the fund's non-diversified status may expose it to greater risk or volatility than diversified funds with otherwise similar investment policies, since the fund may invest a larger portion of its assets in securities of a small number of issuers.

Other investment policies The fund may also sell short securities it does not own up to 5% of its assets. The fund may also sell securities "short against the box" without limit. The fund may also:

o lend its portfolio securities up to 33% of its assets;

o invest in zero coupon securities, pay-in-kind bonds, structured notes, mortgage-backed and asset-backed securities;

o purchase loan participations and trade claims both of which carry a high degree of risk;

o purchase and sell exchange-listed and over-the-counter put and call options on securities and financial indices;

o purchase and sell futures contracts or related options with respect to securities and indices; and

o invest in restricted or illiquid securities.

FUNDS SEEKING CAPITAL GROWTH

Capital Growth Fund (Growth Fund)

The fund's investment goal is capital appreciation. Current income is only a secondary consideration in selecting portfolio securities.

Under normal market conditions, the fund will invest primarily in equity securities, including common and preferred stocks, or securities convertible into common stocks, which the manager believes offer favorable possibilities for capital appreciation. Some of these securities may yield little or no current income. The fund's assets may be invested in shares of common stock traded on any national securities exchange or over-the-counter, and in convertible securities. The fund may also keep a significant portion of its assets in cash from time to time.

Small companies The fund will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations greater than $1.5 billion. It may also invest to a lesser degree in smaller companies, but currently does not intend to invest more than 20% of its total assets.

Technology companies Consistent with its investment goals, the fund expects to have a portion of its assets invested in securities of companies involved in computing technologies or computing technology-related companies. The technology sector as a whole has historically been volatile, and issues from this sector tend to be subject to abrupt or erratic price movements.

Lower-rated securities The fund does not intend to invest more than 5% of its assets in debt securities, including convertible debt securities, rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities the manager determines to be comparable.

Other investment policies The fund may invest in convertible preferred stocks, which are equity securities. The fund may also:

o write covered call options;

o purchase put options on securities;

o lend its portfolio securities up to 30% of its assets;

o enter into repurchase transactions; and

o invest in restricted or illiquid securities.

Global Health Care Securities Fund
(Global Health Care Fund)

The fund's investment goal is capital appreciation.

Under normal market conditions, the fund will invest primarily in equity securities of companies in the health care industry.

Health care companies derive at least 50% of their earnings or revenues from, or have devoted at least 50% of their assets to, health care activities, based on their most recently reported fiscal year. Health care activities include research, development, production or distribution of products and services in industries such as pharmaceutical, biotechnology, health care facilities, medical supplies, medical technology, medical services, managed care companies, health care related information systems, and personal health care products.

Many major developments in health care come from foreign companies. Therefore, in the opinion of the manager, a portfolio of global health care company securities may provide greater potential for investment participation in present and future opportunities than may be present in domestic health care related industries. The manager also believes that the U.S. health care industry may be subject to increasing regulation and government control. By investing in foreign, as well as U.S., health care companies, the manager believes that the fund will be able to minimize the impact of U.S. Government regulation on its portfolio. By investing in multiple countries, the risk of a single government's actions on the portfolio is also reduced.

Foreign securities The fund will mix its investments globally by investing at least 70% of its assets in securities of issuers in at least three different countries, which may include the U.S. These investments may include issuers located in developed and emerging markets. The fund will not invest more than 40% of its net assets in any one country (other than the U.S.). From time to time, the fund may invest a significant portion of its assets in securities of U.S. issuers, the prices of which may fluctuate independently from comparable foreign securities. As a global fund, it may invest in securities issued in any currency including multinational currency units such as the euro or European Currency Unit, and may hold currency. The fund may buy Depositary Receipts. The fund currently does not intend to invest more than 10% of its assets in securities of emerging markets. As a non-fundamental policy, the fund will limit its investments in securities of Russian issuers to 5% of its assets.

Concentration. The fund may invest more than 25% of its total assets in any sector of the global health care industry described above. Investing in a fund that concentrates its investments in a specialized market sector involves increased risks.

The fund may invest a substantial portion of its total assets in small capitalization companies with market capitalizations less than $1.5 billion.

Debt securities The fund may invest up to 30% of its assets in debt securities issued by domestic or foreign corporations or governments. To the extent the fund invests in debt securities, changes in interest rates in any country where the fund has investments will affect the value of the fund and its share price. The fund will invest in debt securities rated B or above by Moody's or S&P, or in unrated securities of similar quality. Securities rated below BBB are considered to be below investment grade. The manager does not currently expect investments in such lower rated debt securities to exceed 5% of the fund's assets.

Non-diversification risk Because the fund is not diversified, there is no restriction under the Investment Company Act of 1940 on the percentage of its assets that it may invest at any time in the securities of any issuer. Nevertheless, the fund's non-diversified status may expose it to greater risk or volatility than diversified funds with otherwise similar investment policies, since the fund may invest a larger portion of its assets in securities of a small number of issuers.

Other investment policies The fund may engage in short sale transactions, in which the fund sells a security it does not own to a purchaser at a specified price. The fund's equity securities holdings may include rights and warrants. The fund may also:

o make temporary defensive investments;

o write covered put and call options on securities or financial indices;

o purchase put and call options on securities or financial indices;

o purchase and sell futures contracts or related options with respect to securities, indices and currencies;

o invest in restricted or illiquid securities;

o lend portfolio securities up to 30% of its assets;

o enter into repurchase or reverse repurchase agreements; enter into foreign currency exchange contracts; and

o borrow money.

Mutual Discovery Securities Fund
(Mutual Discovery Fund)

The fund's investment goal is capital appreciation.

Under normal market conditions, the fund invests in domestic and foreign equity securities that the manager believes to be significantly undervalued, as well as debt securities of any quality. Debt securities may include securities or indebtedness issued by corporations or governments in any form. Debt includes notes, bonds, or debentures, as well as distressed mortgage obligations and other debt secured by real property. The manager does not establish percentage limits for the fund's investment in equity securities, debt securities or money market instruments.

Small companies The fund may invest in securities from any size issuer, and may from time to time invest a substantial portion of its assets in securities of smaller capitalization issuers. These securities have market capitalizations of less than $1.5 billion.

The fund may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market or in the over-the-counter market. It may invest in any industry sector, although it will not concentrate in any one industry. From time to time, the fund may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.

Reorganizing companies The fund also seeks to invest in securities of companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers. The fund may participate in such transactions. The fund does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount.

Indebtedness The fund may also invest in other forms of secured or unsecured indebtedness or participations ("indebtedness"). These include without limitation loan participations and trade claims of debtor companies involved in reorganization or financial restructuring. Some of the indebtedness may have very long maturities or is illiquid.

Control The fund purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, the manager may seek to influence or control management if it perceives that the fund may benefit. The fund may also invest in other entities that purchase securities for the purpose of influencing or controlling management. These entities may invest in a potential takeover or leveraged buyout or invest in other entities engaged in such practices.

Foreign securities The fund presently expects to invest up to 50% of its total assets in foreign securities, including Depositary Receipts, but does not intend to invest more than 5% of its assets in securities of emerging market countries including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals.

Currency hedging To the extent that hedging is available, the fund may use the following currency hedging techniques: foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts and currency swaps.

Lower-rated securities The fund may invest in debt securities in any rating category including lower rated debt securities ("junk Bonds") or in unrated debt securities. In general, the fund will invest in these instruments for the same reasons as equity securities, i.e., the manager believes that the securities may be acquired at prices less than their intrinsic values. Consequently, the manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The fund expects to invest in debt securities issued by reorganizing or restructuring companies, or companies that recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or are about to, default, that the manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The fund may invest without limit in defaulted debt securities, subject to the fund's restriction on investments in illiquid securities. Defaulted debt securities may be considered speculative. The purchase of debt of a troubled company always involves a risk that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Closed-end investment companies While the fund may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities. The fund may not purchase more than 3% of the voting securities of another investment company. In addition, the fund will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that they indirectly bear a proportionate share of the expenses of these investment companies, including operating costs, and investment advisory and administrative fees.

Short sales The fund may also sell short securities it does not own up to 5% of its assets. The fund may also sell securities "short against the box" without limit.

Other investment policies The fund may also:

o lend its portfolio securities up to 33% of its assets;

o enter into repurchase transactions;

o purchase securities on a "when-issued" or "delayed delivery" basis;

o invest in restricted or illiquid securities;

o purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; and

o purchase and sell futures contracts and related options.

Natural Resources Securities Fund
(Natural Resources Fund)

Prior to May 1, 1997, the Natural Resources Fund was known as the Precious Metals Fund and had different investment goals and policies. The fund's investment goal is capital appreciation. Its secondary goal is current income.

Under normal market conditions, the fund will invest primarily in equity securities of companies in or related to the natural resources sector. Companies in the natural resources sector may own, produce, refine process or market natural resources, or provide support services for natural resources companies (e.g., develop technologies or provide services, supplies or equipment related to natural resources). The natural resources sector includes, but is not limited to, the following industries: integrated oil; oil and gas exploration and production; gold and precious metals; steel and iron ore production; aluminum production; forest products; farming products; paper products; chemicals; building materials; energy services and technology; environmental services; and energy generation and distribution.

While the fund normally expects to invest primarily in equity securities, the manager may vary the mixture of common stocks, preferred stocks and debt securities depending on how each category will contribute to meeting the fund's investment goal.

Concentration. The fund may invest more than 25% of its total assets in any sector of the natural resources industry described above. Because the fund concentrates its investments in the natural resources sector, its shares may be subject to greater risk of adverse developments in those industries than an investment in a portfolio with greater industry diversification. In addition, at the manager's discretion, the fund may from time to time invest up to 25% of its assets in any industry or group of industries within the natural resources sector. This strategy may expose the fund to greater investment risk than a more diversified strategy within the sector.

Natural resources risks. Certain of the natural resources industries' commodities are subject to limited pricing flexibility as a result of similar supply and demand factors. Other commodities have broad price fluctuations, reflecting the volatility of certain raw materials' prices and the instability of supplies of other resources. These factors can affect the overall profitability of an individual company operating within the natural resources sector. While the manager may strive to diversify among the industries within the natural resources sector to reduce this volatility, the value of an individual company's securities may prove more volatile than the broader market. In addition, many of these companies operate in areas of the world where they are subject to unstable political environments, currency fluctuations and inflationary pressures.

Foreign securities While the fund will normally invest a greater percentage of its assets in U.S. securities than in securities of issuers in any other single country, the fund may invest 50% or more of its assets in foreign securities, including emerging markets.

Smaller companies The fund may invest without limitation in small capitalization companies, which have market capitalizations of $1.5 billion or less at the time of purchase. These may include investments in small mining or oil and gas exploration concerns the manager believes may have significant potential for appreciation, but are subject to the risk that their exploration efforts will not be successful. The fund will not invest more than 10% of its assets in securities of companies with less than three years of continuous operation.

REITs The fund may invest up to 10% of its total assets in real estate investment trusts (REITs), which may be in or outside the natural resources sector.

Debt securities The fund may invest in debt securities issued by domestic or foreign corporations or governments.

The fund may invest, without percentage limitation, in debt securities rated as "investment grade" by Moody's or S&P, or in unrated debt securities that the manager determines are of similar quality. The fund may also invest up to 15% of its assets in debt securities rated BB or lower by S&P or Ba or lower by Moody's, so long as they are not rated lower than B by Moody's or S&P, or unrated debt securities that the manager determines are of similar quality. The manager does not currently expect investments in lower rated debt securities to exceed 5% of the fund's assets.

Other investment policies The fund may invest up to 35% of its assets in equity or debt securities of foreign or domestic issuers outside the natural resources sector. Some of these issuers may be in industries related to the natural resources sector and, therefore, may be subject to similar risks. The fund may also:

o make temporary defensive investments;

o purchase debt securities on a "when-issued" or "delayed delivery" basis;

o write covered call options;

o lend its portfolio securities up to 30% of its assets;

o enter into repurchase transactions;

o borrow money; and

o invest in restricted or illiquid securities.

Small Cap Fund

The fund's investment objective is long-term capital growth.

Under normal market conditions, the fund will invest primarily in equity securities of small capitalization growth companies, with market capitalizations of less than
$1.5 billion at the time of purchase. Investments in small capitalization companies ("small-cap companies") may involve greater risks and greater volatility than investments in larger and more established companies. The fund may not be appropriate for short-term investors, and an investment in the portfolio should not be considered a complete investment program.

The securities of small-cap companies are traded on U.S.
and foreign stock exchanges and in the over-the-counter market. As an operating policy the fund will not invest more than 10% of its assets in securities issued by companies with less than three years of continuous operation.

Equity securities of small-cap companies may consist of common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. The fund currently does not intend to invest more than 10% of its assets in convertible securities.

Foreign securities Although the fund may invest up to 25% of its assets in foreign securities, including those of emerging markets issuers and Depositary Receipts, it does not intend to invest more than 10%. The fund presently does not intend to invest more than 5% of its assets in emerging markets securities.

Other investments Although the fund's assets will be invested primarily in equity securities of small-cap companies, the fund may invest up to 35% of its assets in other instruments, which may cause its performance to vary from that of the small capitalization equity markets. The fund may invest in equity securities of larger companies which the fund's manager believes have strong growth potential, or in equity securities of relatively well-known, larger companies in mature industries which the manager believes have the potential for appreciation.

Debt securities The fund may also invest in debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the fund's goal of capital growth. The fund may invest in debt securities rated B or above by Moody's or S&P, or in unrated securities the manager determines are of comparable quality. Currently, however, the fund does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or in unrated securities the manager determines to be of comparable quality.

REITs The fund currently does not intend to invest more than 10% of its assets in real estate investment trusts ("REITs"), including small company REITs.

Other investment policies The fund may also:

o write covered put and call options on securities or financial indices;

o purchase put and call options on securities or financial indices;

o purchase and sell futures contracts or related options with respect to securities, indices and currencies;

o invest in restricted or illiquid securities;

o lend portfolio securities up to 30% of its assets;

o borrow money; and

o enter into repurchase or reverse repurchase agreements.

Templeton Developing Markets Equity Fund
(Developing Markets Fund)

The fund's investment goal is long-term capital appreciation.

Under normal market conditions, the fund will invest primarily in emerging market equity securities that are issued by emerging market companies. Emerging market countries include: (i) countries that are generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by United Nations or otherwise regarded by their authorities as emerging, or
(iii) countries with a market capitalization of less than 3% of the Morgan Stanley Capital World Index.

Emerging market companies are (i) companies whose principal securities trading markets are in emerging market countries, or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries, or (iii) companies that have a significant portion of their assets in emerging market countries, or (iv) companies that are linked to currencies of emerging market countries, or (v) companies that are organized under the laws of, or with principal offices in, emerging market countries.

The manager will determine eligibility based on publicly available information and inquiries to the companies. The fund will at all times, except during defensive periods, maintain investments in at least three countries having emerging markets. The fund has the ability to purchase securities in any foreign country, developed or emerging. However, as a non-fundamental policy, the fund will limit its investments in securities of Russian issuers to 5% of assets. From time to time, the fund may hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

The fund seeks to benefit from economic and other developments in emerging markets. The investment goal of the fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having emerging markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain countries, particularly the emerging market countries in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature emerging markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Debt securities For capital appreciation, the fund may invest up to 35% of its assets in fixed-income debt securities which are rated at least C by Moody's or S&P or unrated debt securities that the manager determines to be of comparable quality. These securities include bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances. As a current policy established by the Board, however, the fund will not invest more than 5% of its assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody's (the lowest category of "investment grade" rating). The Board may consider an increase in these percentages if economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be in the interests of the fund and its shareholders.

Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

Defaulted debt securities As a fundamental policy, the fund may invest up to 10% of its assets in defaulted debt securities, which may be considered speculative.

Currency hedging With respect to debt securities the fund may employ the following currency hedging techniques: foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies. Further, the fund will not enter into forward contracts if, as a result, the fund will have more than 20% of its assets committed to these contracts.

Other investment policies The fund may also:

o lend its portfolio securities up to 33% of its assets;

o engage in repurchase transactions;

o borrow money for investment purposes;

o for hedging purposes only, enter into transactions in options on securities and securities indices and futures contracts and related options;

o purchase convertible securities and warrants; and

o invest in restricted or illiquid securities.

The fund may not commit more than 5% of its assets to initial margin deposits on futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the fund's assets. Presently, the fund cannot use these strategies to a significant extent in the markets in which the fund will principally invest.

Templeton Global Growth Fund (Global Growth Fund)

The fund's investment goal is long-term capital growth. Any income the fund earns will be incidental.

Under normal market conditions, the fund will invest primarily in equity securities of companies of any nation, including the U.S. and emerging markets. As a non-fundamental policy, the fund will limit its investments in securities of Russian issuers to 5% of assets. Although the fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount. The fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Following these policies, the fund will typically invest predominantly in equity securities issued by large-cap or mid-cap companies, with market capitalizations greater than $1.5 billion. It may also invest to a lesser degree in smaller companies, which are subject to different and greater risks.

Debt securities For capital appreciation, the fund may invest in debt securities (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P (the lowest rating category) or unrated debt securities the manager determines to be of comparable quality. As a policy established by the Board, however, the fund will not invest more than 5% of its assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody's. The Board may consider a change if economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the goal of the fund.

These debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

Defaulted debt securities As a fundamental policy, the fund may invest up to 10% of its assets in defaulted debt securities, which may be considered speculative.

Currency hedging With respect to debt securities, the fund may employ the currency hedging techniques: foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies.

Other investment policies The fund may purchase and sell stock index futures contracts up to in the aggregate 20% of its assets. It may not at any time commit more than 5% of its assets to initial margin deposits on futures contracts. In addition, in order to increase its return or to hedge all or a portion of its portfolio investments, the fund may purchase and sell put and call options on securities indices.

The fund may also:

o invest up to 5% of its assets in securities issued by any one company or foreign government (exclusive of U.S. Government securities)

o invest up to 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities);

o invest up to 10% of its assets in securities with a limited trading market, i.e., "illiquid securities";

o enter into repurchase agreements;

o lend its portfolio securities up to 30% of its assets; and

o invest in restricted securities.

Templeton International Equity Fund
(International Equity Fund)

The fund's investment goal is long-term capital growth.

Under normal market conditions, the fund will invest primarily in equity securities of companies located outside the U.S., including emerging markets. The funds investments include common and preferred stock, securities (bonds or preferred stock) convertible into common stock, warrants, and Depositary Receipts.

The fund will purchase equity securities that trade in non-U.S. markets, and be issued by (i) companies domiciled in countries other than the U.S., or
(ii) companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Thus, it is possible, although not anticipated, that up to 35% of the fund's assets could be invested in U.S. companies.

In selecting portfolio securities, the fund attempts to take advantage of the difference between economic trends and the anticipated performance of securities and their markets in various countries. The fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. Following these policies, the fund will typically invest predominantly in equity securities issued by large-cap or mid-cap companies, with market capitalizations greater than $1.5 billion. It may also invest to a lesser degree in smaller companies, which are subject to different and greater risks.

Normally, the fund will invest at least 65% of its assets in securities traded in at least three foreign countries. As a non-fundamental policy, the fund will limit its investments in securities of Russian issuers to 5% of assets.

Debt securities The fund may invest up to 35% of its assets in debt securities. The fund may invest up to 10% of its assets in debt obligations rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities the manager determines to be of comparable quality.

The fund may seek capital appreciation by investing in debt securities that increase in value through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of the issuer. These debt securities may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depositary Receipts.

Other investment policies. The fund may:

o invest up to 10% of its net assets in illiquid securities;

o invest up to 10% of its net assets in warrants, including such warrants that are not listed on an exchange;

o write covered call and put options on securities;

o purchase call and put options on securities;

o buy puts and write calls in "forward conversion" transactions;

o engage in "spread" and "straddle" transactions;

o purchase and write call and put options on stock indices;

o enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices;

o purchase and sell interest rate futures contracts and related options;

o purchase and sell stock index futures contracts and related options;

o lend its portfolio securities up to 33% of its assets;

o engage in repurchase agreements; and

o invest in enhanced convertible securities.

Templeton International Smaller Companies Fund
(International Smaller Companies Fund)

The fund's investment goal is long-term capital appreciation.

Under normal market conditions, the fund will invest primarily in equity securities of smaller companies located outside the U.S., including emerging markets. Small-cap companies have market capitalizations of less than $1 billion. The manager believes that international small cap companies may provide attractive investment opportunities, because these securities comprise a majority of the world's equity securities. These companies also are frequently overlooked by investors or undervalued in relation to their perceived earning power. In addition, such securities may provide investors with the opportunity to increase the diversification of their overall investment portfolios, because these securities' market performance may differ from U.S. small-cap stocks and large-cap stocks of any nation. Equity securities of small cap companies may include common stock, preferred stock, warrants for the purchase of common stock, and convertible securities.

As an operating policy, the fund will not invest more than 10% of its assets in securities of companies with less than three years of continuous operation.

As a non-fundamental policy, the fund will limit its investments in securities of Russian issuers to 5% of assets.

The fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Debt securities The fund may invest up to 35% of its assets in:

o equity securities of larger issuers outside the U.S.;

o equity securities of larger or smaller issuers within the U.S., although the fund does not expect these investments to exceed 5% of assets; or

o debt securities issued by companies or governments in any nation which are rated at least C by Moody's or S&P or unrated debt securities the manager determines are comparable.

As a current policy, however, the fund will not invest more than 5% of its assets in debt securities rated lower than BBB by S&P or Baa by Moody's. These investments may cause the fund's performance to vary from those of international smaller equity markets.

Defaulted debt securities. The fund may invest up to 10% of its assets in defaulted debt obligations, which may be considered speculative.

Currency Hedging With respect to debt securities, the fund may employ the following currency hedging techniques: foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies. Further, the fund will not enter into forward contracts if, as a result, the fund would have more that 20% of its assets committed to these contracts.

Other investment policies The fund may invest no more than 5% of its assets in securities of any one issuer. This restriction does not include U.S. Government securities. The fund may invest up to 5% of its assets in warrants, including those not listed on an exchange.

For hedging purposes only, the fund may enter into:

o transactions in options on securities, securities indices, and foreign currencies; and

o futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the assets of the fund.

The fund may also enter into repurchase agreements, invest in illiquid securities, and lend its portfolio securities up to 30% of its assets.

As a non-fundamental investment policy, which may be changed by the Board without shareholder approval, the fund may not invest more than 5% of its assets in warrants, whether or not listed on the New York or American Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this restriction.

Templeton Pacific Growth Fund (Pacific Growth Fund)

The Templeton Pacific Growth Fund seeks to provide long-term growth of capital.

Under normal market conditions, the fund will invest primarily in equity securities which trade on markets in the Pacific Rim, including emerging markets, and which are (i) issued by companies domiciled in the Pacific Rim, or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Normally, the fund will invest at least 65% of its assets in securities traded in at least three foreign countries, including the listed countries. The fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Although the fund will not invest more than 25% of its assets in any one industry or the government of any one country, the fund may invest more than 25% of its assets in the securities of issuers in any given country.

Other investments The fund may invest up to 35% of its assets in the securities of issuers domiciled outside of the Pacific Rim or in investment grade debt securities.

The fund may seek capital appreciation by investing in debt securities that increase in value through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of the issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depositary Receipts.

Other investment policies The fund may:

o invest up to 10% of its net assets in illiquid securities;

o invest no more than 10% of its net assets in warrants, including those not listed on an exchange (this is the fund's current intention and is not a fundamental policy);

o write covered call and put options on securities;

o purchase call and put options on securities;

o buy puts and write calls in "forward conversion" transactions;

o engage in "spread" and "straddle" transactions;

o purchase and write call and put options on stock indices;

o enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices;

o purchase and sell interest rate futures contracts and related options;

o purchase and sell stock index futures contracts and related options;

o purchase convertible securities;

o lend its portfolio securities up to 33% of its assets; and

o engage in repurchase agreements.

Non-Fundamental Policies Affecting Multiple Funds

It is the present policy of each fund, except the Mutual Discovery Fund and Mutual Shares Fund, (which may be changed without the approval of a majority of its outstanding shares) not to pledge, mortgage or hypothecate its assets as security for loans (except to the extent of allowable temporary loans), nor to engage in joint or joint and several trading accounts in securities, except that the funds (including the Mutual Discovery Fund and Mutual Shares
Fund) may participate with other investment companies in the Franklin Group of Funds(R) in a joint account to engage in certain large repurchase transactions and may combine orders to purchase or sell securities with orders from other persons to obtain lower brokerage commissions. It is not any fund's policy to invest in interests (other than publicly traded equity securities) in oil, gas or other mineral exploration or development programs.

Securities and Investment Techniques, Generally

This section describes certain types of securities and investment techniques that may be used by a fund, if the fund is authorized to do so in the discussion in its individual fund section in this SAI. If there is a conflict between this section and the individual fund section with respect to investments, the individual fund section controls and should be relied upon.

All policies and percentage limitations are considered at the time of purchase of an investment and refer to a fund's total assets, unless another purpose is indicated. A fund will not necessarily use the strategies described to the full extent permitted unless the managers believe that doing so will help a fund reach its objectives. Further, not all instruments or strategies will be used at all times.

In the event of a corporate restructuring or bankruptcy reorganization of a company whose securities are owned by a fund, the fund may receive securities different from those originally purchased. For example, a fund might receive common stock that is not dividend paying, bonds with a lower coupon or more junior status, convertible securities or even conceivably real estate. The fund is not obligated to sell such investments immediately, if the manager believes, based on its own analysis, that the longer term outlook is favorable and there is the potential for a higher total return by holding such investments.

Each fund is also subject to investment restrictions that are described under the heading "Fundamental Investment Restrictions" in this SAI. The investment goal of each fund and its listed investment restrictions are "fundamental policies" of each fund, which means that they may not be changed without a majority vote of shareholders of the fund. With the exception of a fund's investment goal and those restrictions specifically identified as fundamental, all investment policies and practices described in the prospectus and in this SAI are not fundamental, which means that the Board of Trustees may change them without shareholder approval.

Borrowing Most funds may borrow in excess of 5% only from banks for temporary or emergency purposes. Certain funds may borrow up to 331/3% of their total net assets to make investments or for other purposes. See "Fundamental Investment Restrictions" for more information about the funds' policies with respect to borrowing.

Under federal securities laws, a fund may borrow from banks only and is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Concentration. Unless otherwise disclosed in the individual fund sections above, the funds will not invest more than 25% of their assets in any one particular industry (excluding the U.S. Government). Pursuant to the 1940 Act, these policies may not be changed without shareholder approval.

Convertible securities Certain funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and, through its conversion feature, the potential for the security to increase in value if there is an increase in the value of the underlying common stock.

A convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. A convertible security issued by an operating company is generally senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. The parity price is the price at which the common stock underlying the convertible security may be obtained; the call price is the price of the bond, including any premium related to the conversion feature. A convertible security issued by an investment bank is an obligation of and is convertible through the issuing investment bank.

The convertible debt securities in which the funds may invest are subject to the same rating criteria and investment policies as the funds' investments in debt securities.The issuer of a convertible security may be important in determining the security's true value, because the holder of a convertible security will have recourse only to the issuer. In addition, the issuer may redeem a convertible security after a specified date and under circumstances established at the time the security is issued.

A convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to the issuer's debt obligations in the event of insolvency. An issuer's failure to make a dividend payment is generally not an event of default entitling a preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated that way for corporate tax purposes.

Enhanced convertible securities. In addition to "plain vanilla" convertibles a number of different structures have been created to fit the characteristics of specific investors and issuers.

Certain funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as a fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date they are issued, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called, i.e., required to be returned to the issuer, at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

Certain funds may also invest in other classes of enhanced convertible securities. These include but are not limited to:

o ACES (Automatically Convertible Equity Securities),

o PEPS (Participating Equity Preferred Stock),

o PRIDES (Preferred Redeemable Increased Dividend Equity Securities),

o SAILS (Stock Appreciation Income Linked Securities),

o TECONS (Term Convertible Notes),

o QICS (Quarterly Income Cumulative Securities) and

o DECS (Dividend Enhanced Convertible Securities).

ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features:

o they are issued by a company whose common stock will be received in the event the convertible preferred stock is converted;

o unlike PERCS, they do not have a capital appreciation limit;

o they seek to provide the investor with high current income with some prospect of future capital appreciation;

o they are typically issued with three or four-year maturities;

o they typically have some built-in call protection for the first two to three years;

o investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company that convert to its common stock or the shares of a different issuer. Names such as ELKS (Equity Linked Securities) or similar names may identify these securities. Typically they share most of the characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture, which is the agreement that describes the security. A fund may invest in additional types of convertible securities not specifically described here, as long as such investments are consistent with its objectives and policies.

Synthetic convertible securities. Certain funds may invest a portion of their assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities that together possess fixed income payments and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "equity securities" for purposes of each fund's investment policy regarding those securities.

Synthetic convertible securities differ from a true convertible security in the following respects:

o The value of a synthetic convertible is the sum of the values of its fixed-income and convertibility components, which means that the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

o Typically, the two components of a synthetic convertible represent one issuer, but a fund may combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the manager determines that such a combination would better promote a fund's investment objectives.

o The component parts of a synthetic convertible security may be purchased simultaneously or separately.

o The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

Debt securities A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. These securities include bonds, notes, debentures, and commercial paper, which differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. During periods of rising interest rates, the value of such securities generally declines. These changes in market value of securities owned by the fund will be reflected in the fund's net asset value per share.

Ratings. Various investment services publish ratings of some of the debt securities in which the funds may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by a fund's manager to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect other risk, such as the risk of fluctuations in market value and are not absolute standards of quality. However, lower rated securities typically are riskier than investment grade securities. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Please see the appendix for a discussion of the ratings.

If the rating on an issue held in a fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the fund in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.

Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the manager to assess whether, at the time of purchase, the planned investment offers potential returns which are reasonable in light of the risks involved.

Bank obligations, or instruments secured by bank obligations, include fixed, floating or variable rate CDs, letters of credit, time deposits, bank notes and bankers' acceptances. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity. For funds permitted to invest in bank obligations, such obligations include dollar-denominated certificates of deposit and bankers' acceptances of foreign and domestic banks having total assets in excess of $1 billion, certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion, or cash and time deposits with banks in the currency of any major nation. Time deposits are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate.

Certain funds may invest in obligations of U.S. banks, foreign branches of U.S. banks, foreign branches of foreign banks, and U.S. branches of foreign banks that have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities.

Commercial paper typically refers to short-term obligations of banks, corporations and other borrowers with maturities of up to 270 days. A fund may invest in domestic or foreign commercial paper. Investments in commercial paper are generally limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or if unrated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix for a description of commercial paper ratings. Certain funds may also invest in lower rated commercial paper to the extent permitted by their policies on lower rated debt securities generally.

Deferred interest and pay-in-kind bonds Certain funds may buy bonds issued at a discount that defer the payment of interest until a later date, or which pay interest through the issuance of additional bonds, known as pay-in-kind bonds. See "Risks, Lower-rated securities" for more information about these bonds.

Mortgage-backed securities

Adjustable rate mortgage securities ("ARMS"). Certain funds may invest in ARMS. ARMS, like traditional mortgage securities, are interests in pools of mortgage loans. The interest rates on the mortgages underlying ARMS are reset periodically. The adjustable interest rate feature of the mortgages underlying the mortgage securities in which the funds invest generally will act as a buffer to reduce sharp changes in a fund's net asset value in response to normal interest rate fluctuations. As the interest rates are reset, the yields of the securities will gradually align themselves to reflect changes in market rates so that their market value will remain relatively stable compared to fixed-rate securities. As a result, a fund's net asset value should fluctuate less significantly than if the fund invested in more traditional long-term, fixed-rate securities. During periods of extreme fluctuation in interest rates, however, a fund's net asset value will fluctuate.

Because the interest rates on the mortgages underlying ARMS are reset periodically, a fund may participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. This differs from fixed-rate mortgages, which generally decline in value during periods of rising interest rates. A fund, however, will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage security. Since most mortgage securities held by the funds will generally have annual reset limits or caps of 100 to 200 basis points, short-term fluctuations in interest rates above these levels could cause these mortgage securities to "cap out" and behave more like long-term, fixed-rate debt securities. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest these amounts in securities with a higher current rate of return.

During periods of rising interest rates, changes in the interest rates on mortgages underlying ARMS lag behind changes in the market rate. This may result in a lower net asset value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares of a fund before the interest rates on the underlying mortgages in the underlying portfolio reset to market rates. Also, a fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates. A portion of the ARMS in which the funds may invest may not reset for up to five years.

During periods of declining interest rates, the interest rates may reset downward, resulting in lower yields to a fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and a fund may have to reinvest the proceeds from the prepayments at the lower prevailing interest rates.

For certain types of ARMS, the rate of amortization of principal, as well as interest payments, change in accordance with movements in a pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, a fund may invest in them if they are consistent with the fund's goal, policies, and quality standards.

Adjustable rate securities ("ARS"). Certain funds will invest in ARS. ARS are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. Movements in the relevant index on which adjustments are based, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by a fund by investing in ARS. (See "Resets.")

The interest rates on ARS are readjusted periodically to an amount above the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. The degree of volatility in the market value of the securities held by a fund and of the net asset value of the fund's shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. A fund does not seek to maintain an overall average cap or floor, although the manager will consider caps or floors in selecting ARS for a fund.

While the funds investing in ARS do not attempt to maintain a stable net asset value per share, during periods when short-term interest rates move within the caps and floors of the securities held by a fund, the fluctuation in market value of the ARS held by the fund is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of a fund's holdings may fluctuate more substantially because the caps and floors of its ARS may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the loan. In this case, the market value of the ARS may be substantially reduced, with a corresponding decline in a fund's net asset value.

Collateralized mortgage obligations ("CMOs"). Certain funds may invest in CMOs issued and guaranteed by
U.S. Government agencies or instrumentalities and in CMOs issued by certain financial institutions and other mortgage lenders.

CMOs are debt instruments issued by special purpose entities that are secured by pools of mortgage loans or other mortgage-backed securities. Principal and interest on the underlying collateral are paid to the issuer of the CMOs to make required payments on these securities. In effect, CMO's "pass-through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. Government agencies, private issuers, and mortgage poolers; however, the obligations itself is not guaranteed.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest to security holders at regular intervals. These components enable an investor, such as a fund, to predict more accurately the pace at which principal is returned.

CMOs purchased by a fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government; or

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, an entity specifically created for this purpose, and the guarantee is collateralized by U.S. Government securities.

If the collateral securing the obligations is insufficient to make payment on the obligation, a holder could sustain a loss. In addition, a fund may buy CMOs without insurance or guarantees if, in the opinion of the manager, the sponsor is creditworthy. The ratings of the CMOs will be consistent with the ratings criteria of the fund. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. Prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool.

Resets. The interest rates paid on ARMS, ARS, and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the funds may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities, and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include:

o the one-, three-, and five-year constant-maturity Treasury rates;

o the three-month Treasury bill rate;

o the 180-day Treasury bill rate;

o rates on longer-term Treasury securities;

o the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds;

o the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or

o commercial paper rates.

Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

Caps and floors. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

Stripped mortgage securities. Certain funds may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. The stripped mortgage securities in which a fund may invest will only be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a fund invests.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by a fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage securities are purchased and sold by institutional investors, such as a fund, through several investment banking firms acting as brokers or dealers. These securities were only recently developed, and traditional trading markets have not yet been established for all stripped mortgage securities. Accordingly, some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The Board may, in the future, adopt procedures that would permit a fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of a fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the SEC staff's continued reassessment of this matter, as well as to changing market conditions.

Inverse floaters. Certain funds may invest in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices.

Asset-backed securities. Certain funds may invest in asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which a fund may invest. In general, collateral supporting asset-backed securities has shorter maturities than mortgage loans and historically has been less likely to experience substantial prepayment.

Municipal securities Certain funds may invest in "municipal securities." These securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. Municipal securities generally pay interest free from federal income tax.

Stripped securities are the separate income and principal components of a debt security. Once the securities have been stripped they are referred to as zero coupon securities. Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities. Certain funds may purchase the following stripped securities: U.S. Treasury STRIPS; Stripped Government Securities; Stripped Obligations of the Financing Corporation ("FICO STRIPS"); Stripped Corporate Securities; and, Stripped Eurodollar Obligations

U.S. Treasury STRIPS ("Separate Trading of Registered Interest and Principal of Securities"). Are considered U.S. Treasury securities for purposes of a fund's investment policies. Their risks are similar to those of other U.S. Government securities, although they may be more volatile. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

Stripped government securities are zero coupon securities issued by the U.S. Government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations."

FICO STRIPS represent interest in securities issued by the Financing Corporation ("FICO"), whose sole purpose is to function as a financing vehicle for recapitalizing the Federal Savings and Loan Insurance Corporation ("FSLIC"). FICO STRIPS are not backed by the full faith and credit of the U.S. Government but are generally treated as U.S. Government agency securities.

Stripped corporate securities are zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for these stripped debt obligations and stripped coupons.

Stripped eurodollar obligations are stripped debt obligations denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations.

Structured notes are derivative instruments that entitle a holder to receive some portion of the principal or interest payments that would be due on a traditional debt obligation. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator. The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending upon changes in certain rates of interest or other external events. If permitted by a fund's policies, the Templeton managers may occasionally invest under 5% of a fund's net assets in structured notes that are linked to a benchmark, on a non-leveraged, one-to-one basis.

U.S. Government securities Certain funds may invest in U.S. Government securities including: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities such as the Government National Mortgage Association, the Export-Import Bank and the Farmers Home Administration. Some of the funds' investments will include obligations that are supported by the full faith and credit of the U.S. Government. In the case of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government (e.g., obligations of the Federal National Mortgage Association (FNMA) or a Federal Home Loan Bank), the fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments.

Government National Mortgage Association obligations ("Ginnie Maes"). The Government National Mortgage Association's guarantee of payment of principal and interest on Ginnie Maes is backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

Small Business Administration ("SBA") securities are pools of loans to small businesses which are guaranteed as to principal and interest by the SBA, and supported by the full faith and credit of the U.S. Government. SBA loans generally have variable interest rates that are set at a premium above the prime rate, and generally have no interest rate caps or floors. The terms on SBA loans currently range from 7 to 25 years from the time they are issued.

Zero coupon bonds Certain funds may invest in zero coupon bonds issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Zero coupon bonds are debt obligations that are issued at a significant discount from the value set forth on the face of the bond. The original discount approximates the total amount of interest the bonds will accumulate and compounds over the period until maturity or the first interest accumulation date at a rate of interest reflecting the market rate of the security at the time of issuance. A fund will be deemed to have received income on such investments for tax and accounting purposes. That income is distributable to shareholders even though no cash is received at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Derivative securities are those securities whose values are dependent upon the performance of one or more securities or indices. Certain funds may invest in the following "derivative securities":

o adjustable rate mortgage securities;

o adjustable rate securities;

o collateralized mortgage obligations;

o convertible securities with enhanced yield features such as PERCS, ACES, DECS, and PEPS;

o forward contracts;

o futures contracts;

o inverse floaters ;

o mortgage pass-throughs, including multiclass pass-throughs, stripped mortgage securities, and other asset-backed securities;

o options;

o spreads and straddles;

o swaps;

o synthetic convertible securities; and

o uncovered mortgage dollar rolls.

Derivatives are used for "hedging", which means that they help manage risks relating to interest rates, currency fluctuations and other market factors. They may also be used to increase liquidity or to invest in a particular stock or bond in a more efficient or less expensive way.

Currency rate swaps Certain funds may participate in currency rate swaps. A currency rate swap is the transfer between two counterparties of their respective rights to receive payments in specified currencies.

Currency techniques and hedging Certain funds may enter into forward currency exchange contracts ("forward contracts") and currency futures contracts and options on these futures contracts, although the fund has no present intention of using any of these techniques except forward contracts. The funds typically engage in these practices for hedging purposes, or in other words for the purpose of protecting against declines in the value of a fund's portfolio securities and the income on these securities. A fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Forward currency exchange contracts. Certain funds may enter into forward currency exchange contracts to attempt to minimize the risk to the fund from adverse changes in the relationship between currencies or to enhance income. A forward contract involves an obligation to buy or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

A fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

Certain funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if the managers determine that there is a correlation between the two currencies.

A fund may also enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when a fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Similarly, when a fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund sets aside or segregates sufficient cash, cash equivalents, or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of a fund to enter into forward contracts is limited only to the extent forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the fund than if it had not entered into such contracts.

The funds generally will not enter into a forward contract with a term of greater than one year.

Currency futures contracts. Certain funds may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A fund may use currency futures contracts to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the fund's portfolio securities or adversely affect the prices of securities that a fund intends to purchase at a later date.

A fund may either accept or make delivery of the currency specified at the maturity of a currency futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are effected on the exchange on which the contract was entered into (or on a linked exchange).

Options on foreign currencies. Certain funds may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a fund's position, the fund may loose the entire amount of the premium plus related transaction costs.

Interest rate swaps Certain funds may participate in interest rate swaps. A swap is an agreement between two parties to exchange sets of cash flows over a period in the future. Most corporate and government bonds pay fixed coupons, and are exposed to the risk of rising interest rates. Swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk.

An example of an interest rate swap might be where one obligation has an interest rate fixed to maturity while the other has an interest rate that changes with changes in a designated benchmark, such as the London Interbank Offered Rate ("LIBOR"), prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. Similarly, the right to receive such payments is not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees.

The funds intend to participate in interest rate swaps involving obligations held in a fund's portfolio on which it is receiving payments of principal and interest. A fund might do this, for example, in order to gain or reduce its exposure to fixed interest rate payments under certain market conditions. To the extent, however, a fund does not own the underlying obligation, the fund will maintain, in a segregated account with its custodian bank, cash or marketable securities with an aggregate value equal to the amount of the fund's outstanding swap obligation.

Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

Options, futures and options on financial futures Although the funds have no present intention of investing in options, futures and options on financial futures, certain funds have the authority to enter into these transactions.

Unless otherwise noted in a fund's policies, the value of the underlying securities on which options may be written at any one time will not exceed 15% of the fund's assets. Nor will a fund purchase put or call options if the aggregate premium paid for such options would exceed 5% of its assets at the time of purchase. Unless otherwise noted in a fund's policies, none of the fund's permitted to purchase contracts will purchase or sell futures contracts or options on futures contracts if immediately thereafter the aggregate amount of initial margin deposits on all the futures positions of the fund and the premiums paid on options on futures contracts would exceed 5% of the market value of the fund's assets.

Certain funds may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter ("OTC") market. Additionally, a fund may "close out" options it has entered into.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. The OTC market is the dealer-to-dealer market in securities, in this case, option securities in which the fund may buy or sell.

Writing covered call and put options on securities. Certain funds may write options to generate additional income and to hedge their portfolios against market or exchange rate movements. The writer of covered calls gives up the potential for capital appreciation above the exercise price of the option should the underlying stock rise in value. If the value of the underlying stock rises above the exercise price of the call option, the security may be "called away" and a fund required to sell shares of the stock at the exercise price. A fund will realize a gain or loss from the sale of the underlying security depending on whether the exercise price is greater or less than the purchase price of the stock. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a covered call option expires unexercised, a fund will realize a gain in the amount of the premium received. If, however, the stock price decreases, the hedging benefit of the covered call option is limited to the amount of the premium received.

A call option written by a fund is "covered" if:

o the fund owns the underlying security that is subject to the call; or

o the fund has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

A call option is also covered if a fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held:

(a) is equal to or less than the exercise price of the call written; or

(b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by a fund in cash and marketable securities in a segregated account with its custodian bank.

Certain funds may write options in connection with "buy-and-write" transactions; that is, a fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

The writer of covered puts retains the risk of loss should the underlying security decline in value. If the value of the underlying stock declines below the exercise price of the put option, the security may be "put to" a fund and the fund required to buy the stock at the exercise price. A fund will incur an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by a fund expires unexercised, the fund will realize a gain in the amount of the premium received.

A put option written by the fund is "covered" if the fund maintains cash and marketable securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by a fund. Effecting a closing transaction allows the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments.

A fund will realize a profit from a closing transaction if the cost of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. A fund will realize a loss from a closing transaction if the cost of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

Buying call and put options on securities. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A fund may also buy call options on securities held in its portfolio and on which it has written call options.

Certain funds may buy put options. As the holder of a put option, a fund has the right to sell the underlying security at the exercise price at any time during the option period. A fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

A fund may buy a put option on an underlying security ("a protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when a fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager finds it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

Certain funds may also buy put options at a time when they do not own the underlying security. If a fund buys a put option on a security it does not own, the fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

Over-the-counter ("OTC") options. Certain funds may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that they may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. A fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When a fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The funds and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the funds will treat OTC options and "cover" assets as subject to a fund's limitation on illiquid securities.

Options on stock indices. Certain funds may also buy and sell both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the funds. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock.

When a fund writes an option on a stock index, the fund may cover the option by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. The funds may also cover by establishing a segregated account containing cash or marketable securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The fund will maintain the account while the option is open or it will otherwise cover the transaction.

Forward conversions. In a forward conversion, a fund buys securities and writes call options and buys put options on such securities. By purchasing puts, a fund protects the underlying security from depreciation in value. By selling calls on the same security, a fund receives premiums which may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. A fund will not exercise a put it has purchased while a call option on the same security is outstanding.

Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, a fund's return may depend in part on movements in the price of the underlying security.

Spread and straddle options transactions. In "spread" transactions, a fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," a fund purchases or writes combinations of put and call options on the same security. When a fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require a fund to buy and/or write more than one option simultaneously, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund was to buy or sell a single option. Similarly, costs incurred by a fund in connection with these transactions will in many cases be greater than if the fund was to buy or sell a single option.

Futures Contracts. Certain funds may enter into contracts to buy or sell futures contracts based upon financial instruments ("financial futures"). Financial futures contracts are commodity contracts that obligate the purchase or seller to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Existing contract markets for futures contracts on debt securities include the Chicago Board of Trade, the New York Cotton Exchange, the Mid-America Commodity Exchange (the "MCE"), and International Money Market of the Chicago Mercantile Exchange (the "IMM"). Existing contract markets for futures contracts on currency include the MCE, the IMM and the London International Financial Futures Exchange. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

A fund may enter into futures contracts on foreign currencies, interest rates, or on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. A fund may also enter into futures contracts on corporate securities and non-U.S. Government debt securities, but such futures contracts are not currently available.

At the same time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value.

In addition, the fund must deposit in a segregated account additional cash or liquid securities to ensure the futures contracts are unleveraged. The value of assets held in the segregated account must be equal to the daily value of all outstanding futures contracts less any amount deposited as margin.

At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The obligation to make or take delivery is ended by buying
(or selling, as the case may be) on an exchange an identical financial futures contract calling for delivery in the same month. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. The fund will incur brokerage fees when it buys or sells financial futures.

A fund will not engage in transactions in futures contracts for speculation. Futures contracts will be used as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy or to attempt to protect a fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. When a fund buys futures contracts or related call options, marketable instruments equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the fund will be deposited in a segregated account with the custodian bank to collateralize such long positions.

Options on futures contracts. Certain funds are permitted to purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the price of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, the option may be less risky than direct ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If a fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the fund's holdings. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities that the fund intends to purchase. If a put or call option a fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a fund's losses from existing options on futures may be affected by changes in the value of its portfolio securities.

Stock index futures and options on these futures

Certain funds may buy and sell stock index futures contracts and options on stock index futures contracts. In general, these funds may invest in index futures for hedging purposes.

Stock index futures. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

A fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset a possible decrease in market value of its equity securities. When a fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

Options on stock index futures. Certain funds may buy and sell call and put options on stock index futures to hedge against risks of market price fluctuations. The need to hedge against these risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the writer of the option will deliver to the holder of the option the accumulated balance in the writer's futures margin account representing the amount that the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

Interest rate futures and related options. Certain funds may buy and sell interest rate futures contracts and options on these futures contracts. A fund will enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities.

Certain funds may also buy and write put and call options on interest rate futures and enter into closing transactions with respect to such options.

Diversification Each fund, except the Global Health Care Fund, Global Income Fund, and the Value Fund will operate as a diversified fund under federal securities law. Each diversified fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if more than 5% of the value of the fund's assets would be invested in such issuer.

In addition, each fund intends to diversify its investments to meet the requirements under federal tax laws relating to regulated investment companies and variable contracts issued by insurance companies. In order to comply with the diversification requirements related to regulated investment companies, each fund will limit its investments so that, at the close of each quarter of the taxable year:

(i) With respect to 50% of the market value of its assets, not more than 5% of the market value of its assets will be invested in the securities of a single issuer and each fund will not own more than 10% of the outstanding voting securities of a single issuer, and

(ii) Not more than 25% of the market value of each fund's assets will be invested in the securities of a single issuer.

A fund's investments in U.S. Government securities are not subject to these limitations.

In order to comply with the diversification requirements related to variable contracts issued by insurance companies, each fund will diversify its investments such that:

(i) No more than 55% of the fund's assets are represented by any one investment;

(ii) No more than 70% of the fund's assets are represented by any two investments;

(iii) No more than 80% of the fund's assets are represented by any three investments; and

(iv) No more than 90% of the fund's assets are represented by any four investments.

In the case of funds investing in obligations of U.S. Government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.

Equity securities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Equity securities may also include warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

Foreign securities Certain funds may invest in foreign securities, if the investments are consistent with their objectives and comply with their concentration and diversification policies. The funds may buy the securities of foreign issuers directly in foreign markets, both in developed and developing countries. The securities of foreign issuers may be denominated in foreign currency. The funds may also buy foreign securities that are traded in the U.S.

Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. These benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the manager, to offer:

o A better outlook for long-term capital appreciation or current earnings than investments in domestic issuers;

o An opportunity to invest in foreign nations whose economic policies or business cycles are different from those of the U.S.; and,

o The opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. A fund could experience investment losses if there are changes of:

o governmental administrations;

o economic or monetary policies in the U.S. or abroad;

o circumstances in dealings between nations; or,

o currency convertibility or exchange rates.

The funds do not consider securities that they acquire outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market to be illiquid assets if (a) the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available.

Certain funds may invest in debt securities issued by foreign corporations, governments and their instrumentalities, and by supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank, the European Development Bank and the Asian Development Bank.

Many debt obligations of foreign issuers, and especially developing markets issuers, are either (i) rated below investment grade or (ii) not rated by U.S. rating agencies so that their selection depends on the manager's individual analysis.

Certain funds may invest in countries that do not permit direct investment. For example, some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In order to gain investment access to these countries, a fund may invest up to 10% of its assets in shares of such closed-end investment companies and up to 5% of its assets in any one closed-end investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund acquires shares of closed-end investment companies, shareholders would bear both their share of expenses of the fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

Depositary Receipts. Certain funds may invest in Depositary Receipts. American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Depositary Receipts also involve the same risks as direct investments in foreign securities, as discussed below. For purposes of a fund's investment policies, the fund will consider its investments in depositary receipts to be investments in the underlying securities.

Emerging markets. Emerging market countries include: (i) countries that are generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by United Nations or otherwise regarded by their authorities as emerging, or
(iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital World Index.

Illiquid securities Each fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), or in other securities which, in the opinion of the Board, may be illiquid. See "Fundamental Investment Restrictions" for more information about the fund's policies with respect to illiquid securities.

Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which a fund has valued them. Subject to each fund's percentage limitation on illiquid securities, the Board has authorized each fund to invest in restricted securities where such investment is consistent with each fund's investment objective. The Board has authorized these securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities - for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. In spite of the managers' determinations in this regard, the Board will remain responsible for such determinations and will consider appropriate action, consistent with a fund's objectives and policies, if the security should become illiquid after purchase. In determining whether a restricted security is properly considered a liquid security, the investment manager and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security;
(ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

Loan participations Certain funds may invest in loan participations and other related direct or indirect bank obligations. These instruments are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. Generally, these instruments are sold without a guarantee by the lending institution, and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, a fund will also be able to acquire loan participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, such loan participations may appreciate in value. The manager may acquire loan participations for a fund when it believes that over the long term appreciation will occur. Most loan participations in which the funds intend to invest are illiquid and, to that extent, will be included in a fund's limitation on illiquid investments described under "Illiquid securities." An investment in these securities carries substantially the same risks as those for defaulted debt securities. Interest payments on these securities may be reduced, deferred, suspended or eliminated and principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment.

Loans of portfolio securities consistent with procedures approved by the Board and subject to the following conditions, each fund may lend its portfolio securities to qualified securities dealers or other institutional investors. These loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. The funds retain all or a portion of the interest received on the investment of the cash collateral or receive a fee from the borrower. The funds will continue to receive any interest or dividends paid on any loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail.

Mortgage dollar rolls Certain funds may enter into mortgage "dollar rolls" in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction and is maintained in a segregated account. A fund will not enter into any dollar rolls that are not covered rolls. The fund could suffer a loss if the contracting party fails to perform the future transaction, with the result that the fund may not be able to buy back the mortgage-backed securities it initially sold. The funds intend to enter into mortgage dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Portfolio turnover Because the investment outlook of the type of securities in which each fund may purchase may change as a result of unexpected developments in national or international securities markets, or in economic, monetary or political relationships, a manager will consider the economic effects of portfolio turnover but generally not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies, including changes in management personnel, as well as individual portfolio transactions.

Moreover, turnover may be increased by certain factors wholly outside the control of the managers. For example, during periods of rapidly declining interest rates, such as the U.S. experienced in 1991 through 1993, the rate of mortgage prepayments may increase rapidly, resulting in the return of principal to funds which invest in mortgage securities, thus increasing "sales" of portfolio securities. Similarly, the rate of bond calls by issuers of fixed income securities may increase as interest rates decline, thereby forcing the "sale" of called bonds by funds which invest in fixed-income securities and subsequent purchase of replacement investments. In other periods, increased merger and acquisition activity, or increased rates of bankruptcy or default, may create involuntary transactions for portfolios which hold affected stocks and bonds, especially high-yield bonds. Global or international fixed income securities funds may have higher turnover rates because of maturing debt securities, rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels; if the Manager's allocation target changes, additional turnover may result.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may be made whenever it is considered that a security is no longer the most appropriate investment for a fund, or that another security appears to have a relatively greater opportunity, and will be made without regard to the length of time a security has been held.

The portfolio turnover rates for each fund are disclosed in the section entitled "Financial Highlights" of the fund's prospectus. Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. As required by the SEC, annual portfolio turnover is calculated generally as the dollar value of the lesser of a portfolio's purchases or sales of portfolio securities during a given year, divided by the monthly average value of the portfolio's securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. Except for certain funds noted in the prospectus, the funds generally do not expect their annual turnover rates to exceed 100%. Because so many variable factors are beyond the control of the managers, it is not possible to estimate future turnover rates with complete accuracy. Higher portfolio turnover rates generally increase transaction costs, which are portfolio expenses, but would not create taxable capital gains for investors because of the tax-deferred status of variable annuity and life insurance investments.

Real estate investment trusts ("REITs") typically invest directly in real estate and/or in mortgages and loans collateralized by real estate. Certain funds may invest in "Equity" or "Mortgage" REITs." Equity" REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. "Mortgage" REITs make loans to commercial real estate developers and earn income from interest payments.

Repurchase agreements In a repurchase agreement, a fund buys U.S. Government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. A custodian bank approved by the funds' Board holds the securities subject to resale on behalf of a fund. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked to market daily, that is, their value is adjusted daily to equal their market value, to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, a fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The funds, however, intend to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy (i.e., banks or broker-dealers that have been determined by each fund's manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction).

Reverse repurchase agreements. Certain funds may also enter into reverse repurchase agreements, which are the opposite of repurchase agreements but involve similar mechanics and risks. A fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. Reverse repurchase agreements involve the risk that the market value of the securities retained by a fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the fund to experience a loss or delay in the liquidation costs. The funds intend to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. The manager will evaluate the creditworthiness of these entities prior to engaging in such transactions and it will conduct these activities under the general supervision of the Board.

Short sales Certain funds may make short sales of securities. In a short sale a fund does not immediately deliver the securities sold and does not immediately receive the proceeds from the sale. To fulfill its obligation to deliver the securities sold short, the fund must borrow the security sold short and deliver it to the broker through which it made the sale. A fund's obligation to replace the borrowed security will be secured by collateral, usually cash, U.S. Government securities or other marketable securities. A fund may make a short sale when the manager believes the price of the stock may decline and when, for tax or other reasons, the manager does not currently want to sell the stock or convertible security it owns. In this case, any decline in the value of a fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of a fund's portfolio securities would be reduced by a loss in the short sale transaction.

Certain funds may also make short sales "against the box" without limitation. In this type of short sale, a fund owns an equal amount of the securities subject to the short sale or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such security.

Smaller companies Certain funds may invest in the securities of companies with a market capitalization of $1.5 billion or less. Smaller companies are often overlooked by investors or undervalued in relation to their earnings power. Because smaller companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

Temporary investments When the manager believes that the securities trading markets or the economy are experiencing excessive volatility, that is, sharp price movements over relatively short time periods, or a prolonged general decline, or other adverse conditions exist, it may invest the funds' portfolios in a temporary defensive manner. Under such circumstances, the funds (other than the Money Market Fund) may invest up to 100% of their assets in high quality money market instruments. These include government securities, bank obligations, the highest quality commercial paper and repurchase agreements.

In addition, certain funds may also invest in short-term (less than twelve months to maturity) fixed-income securities, non-U.S. currency, short-term instruments denominated in non-U.S. currencies, or medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. Government or the governments of foreign countries, their agencies or instrumentalities.

Partly because the managers act independently of each other, the cash positions of the funds may vary significantly. When a fund's investments in cash or cash equivalents increase, it may not participate in market advances or declines to the same extent as it would if the fund were fully invested in stocks or bonds.

Any decision to make a substantial withdrawal for a sustained period of time from a fund's investment goals will be reviewed by the Board.

Trade claims Certain funds may invest a portion of their assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as a fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

U.S. Treasury rolls Certain funds may enter into "U.S. Treasury rolls" in which the fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. Two potential advantages of this strategy are (1) the fund can regularly and incrementally adjust its weighted average maturity of its portfolio securities (which otherwise would constantly diminish with the passage of time); and (2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.

During the period before the settlement date, the fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

When-issued, delayed delivery and to-be-announced ("TBA") transactions Certain funds may purchase securities on a "when-issued," "delayed delivery" or "TBA" basis. These transactions are arrangements under which a fund may purchase securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. These transactions are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. Although the funds will generally purchase these securities on a when-issued or TBA basis with the intention of acquiring such securities, they may sell such securities before the settlement date if it is deemed advisable. When a fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The creation and maintenance of these accounts have the effect of limiting the extent to which a fund may engage in these transactions. To the extent a fund engages in when-issued, delayed delivery or TBA transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the fund's investment objectives and policies, and not for the purpose of investment leverage. In when-issued, delayed delivery and TBA transactions, a fund relies on the seller to complete the transaction. The other party's failure to do so may cause a fund to miss a price or yield considered advantageous. Securities purchased on a when-issued, delayed delivery or TBA basis do not generally earn interest until their scheduled delivery date. The funds are not subject to any percentage limit on the amount of their assets that may be invested in when-issued, delayed delivery or TBA purchase obligations.

Risks

The value of your shares will increase as the value of the securities owned by a fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock and bond markets as a whole.

Convertible securities have risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

A fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a fund's ability to dispose of particular securities, when necessary, to meet a fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a fund to obtain market quotations based on actual trades for purposes of valuing a fund's portfolio. The funds, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.

Debt securities

Asset-backed securities have risks similar to mortgage-backed securities. However, these securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral, i.e., a lien on the item purchased by the consumer, that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Ginnie Mae yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. Government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a Ginnie Mae will generally decline. In a period of declining interest rates, it is more likely that mortgages contained in Ginnie Mae pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of Ginnie Maes as compared to the increases experienced by noncallable debt securities over the same periods. In addition, any premium paid on the purchase of a Ginnie Mae will be lost if the obligation is prepaid. Of course, price changes of Ginnie Maes and other securities held by the funds will have a direct impact on the net asset value per share of the funds.

Interest rate To the extent a fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the fund's shares. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

Lower-rated securities Certain funds may invest in non-investment grade securities, including such securities issued by foreign companies and governments. Because these funds may invest in securities below investment grade, an investment in any of these funds is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which certain funds invest. Accordingly, an investment in any fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a fund to achieve its investment goal may, to the extent of investment in lower-rated debt securities, be more dependent upon such credit worthiness analysis than would be the case if the fund were investing in higher rated securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in a fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, a fund's net asset value may be adversely affected before an issuer defaults. In addition, a fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from a fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for a fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for a fund to manage the timing of its income. To generate cash for distributions, a fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on a fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a fund's portfolio.

Certain funds may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. A fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

Certain funds may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The funds have no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to factors such as these, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower a fund's net asset value. A fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, a fund will not receive any cash until the cash payment date. If the issuer defaults, a fund may not obtain any return on its investment.

Zero coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the "cash payment date"), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.

Certain of the high yielding, fixed-income securities in which the funds may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

The tables below show the percentage of the Global Income, Asset Allocation, High Income and Income Securities Funds' assets invested in securities rated by S&P or Moody's in the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of each fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended December 31, 1998.

               Income
               Securities
Moody's        Ratings Fund (%)

Aaa              11.1

Aa                 .0

A                  .1

Baa               3.8

Ba                8.9

B                20.4

Caa1              4.9

Ca                 .0

C                  .0

1. 2.63%of these securities, which are unrated by Moody's, have been included in the Caa rating category.

           Global             Global Asset
           Income             AllocationHigh                 Income
S&P       Ratings             Fund1 (%) Fund2    (%)         Fund3 (%)

AAA        79.9                    29.5                          .0

AA           .0                      .0                          .0

A            .0                      .0                          .0

BBB          .0                      .0                         2.4

BB         14.7                     5.6                        15.9

B           5.5                     4.6                        72.7

CCC          .0                      .0                         7.7

CC           .0                      .0                          .9

C            .0                      .0                          .4

1. .9% of these securities, which are unrated by S&P, have been included in the BB category.
2. 1.0% of these securities, which are unrated by S&P have been included in the B category.
3. 5.2% of the securities are unrated by S&P. Of this amount, .3% has been included in BBB, .9% in BB and 4.0% in B.

Defaulted debt. Certain funds may buy debt securities of issuers that are not currently paying interest, as well as issuers who are in default, and may keep an issue that has defaulted. A fund will buy defaulted debt securities if, in the opinion of the manager, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. In general, securities that default lose much of their value before the actual default so that the security, and thus the fund's net asset value, would be impacted before the default. Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits discussed under "Investment Restrictions."

Mortgage-backed securities differ from conventional bonds in that the principal is paid back over the life of the certificate rather than at maturity. As a result, funds invested in these securities will receive monthly scheduled payments of principal and interest on its investment in these securities, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security. For this reason, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

The market value of mortgage-backed securities, like other U.S. Government securities in the funds, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage-backed securities, while having comparable risk of decline in value during periods of rising rates, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent these securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of a fund's principal investment to the extent of the premium paid.

SBA As with mortgage-backed securities such as GNMAs, prepayments can greatly change realized yields. While the prepayment rate of mortgage-backed securities has generally been a function of market interest rates, the prepayment rate of SBA securities has historically depended more on the purpose and term of the loan and the rate of borrower default. Shorter-term SBA loans have had the highest prepayment rates, particularly if the loans were for working capital; long-term, real-estate backed SBA loans prepay much more slowly. SBA securities are sometimes offered at a premium above their principal amount, which increases the risks posed by prepayment.

Structured notes may be much more volatile than the underlying instruments themselves, depending on the direction of interest rates, and may present many of the same risks as investing in futures and options. Certain structured notes without leverage characteristics may still be considered risky and an investor could lose an amount equal to the amount invested. As with any debt instruments, structured notes pose credit risk, i.e., the issuer may be unable to make the required payments. Finally, some structured notes may be illiquid, that is, the securities may not be sold as readily as other securities, because few investors or dealers trade in such securities or because the notes are complex and difficult to price. Such potential illiquidity may be especially pronounced during severe bond market corrections, i.e., a change or a reversal in the direction of the market. The Board of Trustees will monitor the liquidity of structured notes. Notes determined to be illiquid will be subject to a fund's percentage limits on illiquid securities.

Derivative securities

Forward contracts, currency futures contracts and options on foreign currencies Successful use of forward contracts, currency futures contracts and options on foreign currencies depends on the manager's ability to properly predict movements in the foreign currency markets. There may be an imperfect correlation between movements in the foreign currency on which a forward contract, currency futures contract, or option on a foreign currency is based and movements in the foreign currency.

Forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. The ability of a fund to use forward contracts could be restricted to the extent that Congress authorizes the CFTC or the SEC to regulate such transactions. Forward contracts are traded through financial institutions acting as market makers. Also, a hedging strategy may not be successful if the fund is unable to sell its forward contract, currency futures contract, or option on a foreign currency with the market maker from which it bought the security.

If a fund retains a portfolio security and enters into a closing transaction, the fund will have a gain or a loss to the extent that the forward contract prices have increased or decreased. If a fund enters into a closing transaction, it may subsequently enter into a new forward contract to sell the foreign currency. If forward prices decline between the date that a fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain. If forward prices increase, a fund will suffer a loss.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market, as well as the risks of adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Futures contracts on currencies and options on foreign currencies may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions could also be adversely affected by
(i) other foreign political and economic factors, (ii) less available data than in the U.S. on which to base trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of exercise and settlement terms and procedures, and margin requirements different from those in the U.S., and (v) lesser trading volume.

Futures contracts A purchase or sale of a futures contract may result in losses in excess of the amount invested. A fund may not be able to properly hedge its securities where a liquid secondary market is unavailable for the futures contract the fund wishes to close. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency held by the fund. Although the manager believes that the use of futures contracts will benefit certain funds, if the manager's investment judgment about the general direction of interest or currency exchange rates is incorrect, a fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if a fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if a fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Sales of bonds may be, but are not necessarily, at increased prices that reflect the rising market. A fund may have to sell securities at a time when it may be disadvantageous to do so.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

The funds which are authorized to engage in futures transactions intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. A fund may not be able to achieve a perfect correlation between its futures positions and portfolio positions in corporate fixed-income securities because futures contracts based on these securities are not currently available.

Futures contracts that are purchased on foreign exchanges may not be as liquid as those purchased on CTFC-designated contract markets. In addition, foreign futures contracts may be subject to varied regulatory oversight.

Interest rate and currency swaps A fund will only enter into interest rate swaps on a net basis, which means that the fund will receive or pay, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, a fund's risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund must make. If the other party to an interest rate swap defaults, a fund's risk of loss consists of the net amount of interest payments that the fund is entitled to receive.

In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, a fund could lose the entire principal value of a currency swap if the other party defaults.

The use of interest rate and currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the managers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of a fund would be less favorable than it would have been if this investment technique were not used.

Options on futures contracts The amount of risk a fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In writing options on futures, a fund's loss is potentially unlimited and may exceed the amount of the premium received. Also, a fund may not be able to properly hedge its securities where a liquid secondary market is unavailable for the option the fund wishes to close. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. A fund will purchase a put option on a futures contract only to hedge the fund's portfolio against the risk of rising interest rates or the decline in the value of securities denominated in a foreign currency.

Options on securities The fund's options investments involve certain risks. The effectiveness of an options strategy depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the fund's portfolio. In addition, the fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option it has purchased, or that there may be a negative correlation that would result in a loss on both the securities and the option. If the manager is not successful in using options in managing a fund's investments, the fund's performance will be worse than if the manager did not employ such strategies.

When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. The purchaser of an option can lose the amount of the premium plus related transaction costs. Moreover, a fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist and a fund may have difficulty effecting closing transactions in particular options. Therefore, the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities where a buyer exercises put or call options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Options on stock indices A fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index, the correlation will not be perfect. Consequently, a fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by a fund of options on stock indexes, will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option at any specific time. Thus, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the fund's ability to effectively hedge its securities.

Foreign securities Certain funds have an unlimited ability to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited ability to purchase such securities if they are unlisted. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.

There may be less publicly available information about foreign companies compared to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, custodians and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Custodial services, and other costs relating to investment in foreign markets, including developing markets, are generally higher than in the U.S. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity, that is, it may affect a fund's ability to sell its securities. The funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

A fund's investments in foreign securities may increase the risks with respect to the liquidity of the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Many debt securities of foreign issuers, and especially emerging market issuers, are not rated by U.S. rating agencies and their selection depends on the manager's internal analysis.

Emerging markets. Investments in companies domiciled in emerging countries may be subject to potentially higher risks, making these investments more volatile, than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the risk that the small size of the markets for such securities and the low or nonexistent volume of trading may result in a lack of liquidity and in greater price volatility;
(iii) the existence of certain national policies which may restrict each fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some emerging countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain emerging countries. Finally, even though the currencies of some emerging countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a funds' shareholders.

Repatriation, that is, the return to an investor's homeland, of investment income, capital and proceeds of sales by foreign investors may require governmental registration or approval in some developing countries. Delays in or a refusal to grant any required governmental registration or approval for such repatriation could adversely affect the funds. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Russian securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following:

(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody;

(b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;

(c) the pervasiveness of corruption, insider-trading, and crime in the Russian economic system;

(d) currency exchange rate volatility and the lack of available currency hedging instruments such as the techniques discussed under "Currency techniques and hedging" in this SAI;

(e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation);

(f) controls on foreign investment and local practices disfavoring foreign investors, and limitations on repatriation of invested capital, profits and dividends;

(g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises;

(h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets;

(i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information;

(j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale;

(k) dependency on exports and the corresponding importance of international trade;

(l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws;

(m) possible difficulty in identifying a purchaser of securities held by the funds due to the underdeveloped nature of the securities markets;

(n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia;

(o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and

(p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia is privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the funds to lose their registration through fraud, negligence or even mere oversight. While each fund will endeavor to ensure that its interest continues to be appropriately recorded by either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the funds from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

Currency Many of the investments in certain funds are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what certain funds own, and those funds' share price. In addition, changes in foreign currency exchange rates will affect a fund's income and distributions to shareholders. To the extent that the manager intends to hedge currency risk in certain funds, the funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the funds from transferring cash out of the country or withhold portions of interest and dividends at the source.

The funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on the fund. Where the exchange rate for a currency declines materially after a fund's income has been accrued and translated into U.S. dollars, a fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S.
dollars and the time such expenses are paid, the fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Through the funds' flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the funds' investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The board of trustees considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the funds' manager, any losses resulting from the holding of the funds' portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the board of trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

Euro On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

While the implementation of the euro could have a negative effect on a fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

Real estate Because certain funds invest in the real estate industry, a fund could own real estate directly as a result of a default on debt securities it may own. Receipt of rental income or income from the disposition of real property by a fund may adversely affect its ability to retain its tax status as a regulated investment company.

Repurchase agreements The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for a loan by a fund not within the control of a fund, and therefore the realization by the fund on the collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a fund, these risks can be controlled through careful monitoring procedures.

Reverse repurchase agreements are considered borrowings by the funds and as such are subject to the investment limitations discussed under "Fundamental Investment Restrictions." These transactions may increase the volatility of a fund's income or net asset value. The fund carries the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the fund's obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of a fund.

Short sales Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a fund replaces a borrowed security by buying the security in the securities markets, the fund may pay more for the security than it has received from the purchaser in the short sale. A fund may, however profit from a change in the value of the security sold short, if the price decreases.

Smaller companies Historically, smaller company stocks have been more volatile in price than larger company stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of smaller companies to changing economic conditions. Besides exhibiting greater volatility, smaller company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the net asset value of a fund that invests a substantial portion of its net assets in smaller company stocks may be more volatile than the shares of a fund that invests solely in larger company stocks.

Trade claims An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

Fundamental Investment Restrictions

Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each fund may not:

1. with respect to 75% of its total assets, except for the Global Income, Global Health Care and Value Funds, purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. Government) if immediately thereafter, and as a result of the purchase, the fund would (a) have more than 5% of the value of its total assets invested in the securities of such issuer or
(b) hold more than 10% of any or all classes of the securities of any one issuer;

2. borrow money in an amount in excess of 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investment in securities (except the Asset Allocation, Developing Markets, Global Health Care, International Smaller Companies, Mutual Discovery, Mutual Shares, Small Cap and Value Funds). The Asset Allocation, Developing Markets, Global Health Care, International Smaller Companies, Mutual Discovery, Mutual Shares, Small Cap and Value Funds may borrow money from banks in an amount not exceeding 331/3% of the value of the fund's total assets including the amount borrowed. Each of these funds may also pledge, mortgage or hypothecate its assets to secure borrowings to an extent not greater than 15% of the fund's total assets. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets.

3. lend its assets, except through the purchase or acquisition of bonds, debentures or other debt securities of any type customarily purchased by institutional investors, or through loans of portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

4. underwrite securities of other issuers, except as noted in number 6 below and except insofar as a fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

5. purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by the funds only after registration under the Securities Act of 1933, if as a result more than 10% of their net assets would be invested in such illiquid securities (not applicable to the Global Health Care, International Smaller Companies, Mutual Discovery, Mutual Shares or Value Funds);

6. invest in securities for the purpose of exercising management or control of the issuer (not applicable to the Mutual Discovery, Mutual Shares or Value Funds);

7. invest more than 25% of its assets (measured at the time of the most recent investment) in any single industry (not applicable to the Global Health Care Fund, Global Utilities Fund, Natural Resources Fund, or the Real Estate Securities Fund);

8. invest in companies which have a record of less than three years of continuous operation, including the operations of any predecessor companies, except that the Real Estate Fund, the Capital Growth Fund, the Growth and Income Fund, the Global Income Fund, the International Equity Fund, the Pacific Fund, the Global Growth Fund, and the Developing Markets Fund may invest up to 5% of their respective assets in such companies, the Natural Resources Fund may invest up to 10% of its assets in such companies, and such limitation shall not apply to the Asset Allocation Fund, Global Health Care Fund, International Smaller Companies Fund, Mutual Discovery Fund, Mutual Shares Fund, Small Cap Fund or the Value Fund;

9. maintain a margin account with a securities dealer or effect short sales, with the exceptions that (i) the Growth and Income Fund and the Income Securities Fund may effect short sales if the fund owns securities equivalent in kind and amount to those sold, (ii) Mutual Discovery, Mutual Shares, Global Health Care and Value Funds may engage in short sales to the extent described in the prospectus and SAI, and (iii) the Natural Resources Fund, the Global Health Care Fund, the Global Income Fund, the Global Growth Fund, the Developing Markets Fund, the Asset Allocation Fund, the International Equity Fund, the International Smaller Companies Fund, the Pacific Fund, the Mutual Discovery Fund, the Mutual Shares Fund, the Value Fund and the Small Cap Fund may make initial deposits and pay variation margin in connection with futures contracts;

10. invest in commodities or commodity pools, except that (i) certain funds may purchase and sell Forward Contracts in amounts necessary to effect transactions in foreign securities, (ii) the Global Health Care Fund, the Global Income Fund, the International Equity Fund, the International Smaller Companies Fund, the Pacific Growth Fund, the Global Growth Fund, the Developing Markets Fund, the Asset Allocation Fund, the Mutual Discovery Fund, the Mutual Shares Fund, the Value Fund and the Small Cap Fund may enter into Futures Contracts and may invest in foreign currency and (iii) the Natural Resources Fund may invest in commodities and commodity futures contracts with respect to commodities related to the natural resources sector as defined in the prospectus. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for the purpose of this restriction;

11. invest directly in real estate, although certain funds may invest in real estate investment trusts or other publicly traded securities engaged in the real estate industry. First mortgage loans or other direct obligations secured by real estate are not considered real estate for purposes of this restriction;

12. invest in the securities of other open-end investment companies (except that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition). This restriction is not applicable to the Capital Growth Fund, the Global Health Care Fund, the International Equity Fund, the International Smaller Companies Fund, the Mutual Discovery Fund, the Mutual Shares Fund, the Pacific Fund, the Asset Allocation Fund, the Value Fund or the Developing Markets Fund;

13. invest in assessable securities or securities involving unlimited liability on the part of the fund;

14. invest an aggregate of more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable (including over-the-counter options and assets used to cover such options), and repurchase agreements with more than seven days to maturity (this restriction does not apply to the Asset Allocation, Global Health Care, Value, Mutual Discovery or Mutual Shares Funds);

15. purchase or retain any security if any officer, director or security holder of the issuer is at the same time an officer, trustee or employee of the Trust or of the fund's Manager and such person owns beneficially more than one-half of 1% of the securities and all such persons owning more than one-half of 1% own more than 5% of the outstanding securities of the issuer; or

16. invest its assets in a manner which does not comply with the investment diversification requirements of Section 817(h) of the Code.

17. invest more than 10% of its assets in illiquid securities (including illiquid equity securities, repurchase agreements of more than seven days duration, over-the-counter options and assets used to cover such options, and other securities which are not readily marketable), as more fully described in the prospectus and SAI. This policy shall not apply to the Global Health Care, International Smaller Companies, Mutual Discovery, Mutual Shares or Value Funds.

18. The Global Growth and Developing Markets Funds may not invest more than 5% of their respective assets in warrants, whether or not listed on the New York or American Exchange, including no more than 2% of their respective total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the funds in units or attached to securities are not included in this restriction.

19. The Global Growth Fund and Developing Markets Fund will not invest more than 15% of their respective assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% in illiquid investments.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

Officers and Trustees

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes, among different insurance companies or between owners of variable annuity and variable life insurance contracts. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (78)
1045 Sansome Street, San Francisco, CA 94111
Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road, Greenwich, CT 06830
Trustee

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

Edward J. Bonach (45)
Allianz Life Insurance Company
1750 Hennepin Avenue, Minneapolis, MN 55403-2195
Trustee

Senior Vice President and Chief Financial Officer, Allianz Life Insurance Company of North America; President and Chief Executive Officer, Canadian American Financial Corporation; and Director, Preferred Life Insurance Company of New York and Life USA Holding, Inc.

Robert F. Carlson (71)
2120 Lambeth Way, Carmichael, CA 95608
Trustee

Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); director or trustee, as the case may be, of nine of the investment companies in the Franklin Templeton Group of Funds; and formerly, member and Chairman of the Board, Sutter Community Hospitals, member, Corporate Board, Blue Shield of California, and Chief Counsel, California Department of Transportation.

S. Joseph Fortunato (66)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (66)
777 Mariners Island Blvd., San Mateo, CA 94404
Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in the Franklin Templeton Group of Funds.

*Charles E. Johnson (42)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
President and Trustee

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (70)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
Trustee

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, Fischer Imaging Corporation (medical imaging systems), Digital Transmission Systems, Inc. (wireless communications) and Director, Quarterdeck Corporation (software firm); and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road, Bethesda, MD 20817
Trustee

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (54)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC, Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC. and Franklin Mutual Advisers,LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (60)
777 Mariners Island Blvd., San Mateo, CA 94404
Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd., San Mateo, CA 94404
Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr.
are brothers and the father and uncle, respectively, of Charles E. Johnson.

The trust pays noninterested board members $675 per month plus $550 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.

                                                            Number of
                                                            Boards in
                                        Total Fee           the Franklin
                                        Received from       Templeton
                         Total Fees     the Franklin        Group
                         Received       Templeton           of Funds
                         from the       Group of            on which
Name                     Trust1 ($)     Funds2 ($)          Each Serves3

Frank H. Abbott          9,573          159,051              27
Harris Ashton           10,004          361,157              48
Robert F. Carlson       11,142           78,052               9
S. Joseph Fortunato      9,551          367,835              50
Frank W.T. LaHaye       10,123          163,753              27
Gordon Macklin          10,004          361,157              48

1. For the fiscal year ended December 31, 1998. During the period from January 1, 1998 through May 31, 1998, fees at the rate of $550 per month and $182 per board meeting attended were in effect.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 163 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

Management and Other Services

Managers and services provided Franklin Advisers, Inc. is the manager of each fund, except Asset Allocation Fund, Global Growth Fund, International Smaller Companies Fund, Developing Markets Fund, Mutual Discovery Fund, Mutual Shares Fund, Rising Dividends Fund and Value Fund. The manager for Rising Dividends Fund and Value Securities Fund is Franklin Advisory Services, LLC. The manager for Mutual Discovery Fund and Mutual Shares Fund is Franklin Mutual Advisers, LLC. The manager of the International Smaller Companies Fund is Templeton Investment Counsel, Inc. The manager for the Asset Allocation Fund and Global Growth Fund is Templeton Global Advisors Limited. The manager for the Developing Markets Fund is Templeton Asset Management Ltd. The managers are directly or indirectly wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The managers provide investment research and portfolio management services, and select the securities for the funds to buy, hold or sell. The managers also select the brokers who execute the funds' portfolio transactions. The managers provide periodic reports to the board, which reviews and supervises the managers' investment activities. To protect the funds, the managers and their officers, directors and employees are covered by fidelity insurance. Templeton Asset Management Ltd. and Templeton Global Advisors Limited render their services to the funds from outside the U.S.

The Templeton organization has been investing globally since 1940. It has offices in Argentina, Australia, Bahamas, Bermuda, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, United Kingdom, Vietnam and the U.S.

The managers and their affiliates manage numerous other investment companies and accounts. The managers may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by a manager on behalf of a fund. Similarly, with respect to the funds, the managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the managers and access persons, as defined by applicable federal securities laws, may buy or sell for their own account or for the accounts of any other fund. The managers are not obligated to refrain from investing in securities held by the funds or other funds they manage. Of course, any transactions for the accounts of the managers and other access persons will be made in compliance with the trust's code of ethics.

Under the trust's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

Templeton Investment Counsel, Inc. is the sub-advisor to the Asset Allocation Fund, the Global Income Fund, the International Equity Fund and the Pacific Fund. The sub-advisor has agreements with the managers and provides the managers with investment management advice and assistance. The sub-advisor's activities are subject to the board's review and control, as well as the managers' instructions and supervision.

Management fees Each Fund pays the manager a fee equal to an annual rate as follows:

Money Market Fund, Growth and Income Fund, Natural Resources Securities Fund, Real Estate Securities Fund, Global Utilities Securities Fund, High Income Fund, Templeton Global Income Securities Fund, Income Securities Fund, U.S. Government Securities Fund, Zero Coupon Fund - 2000, Zero Coupon Fund - 2005 and
Zero Coupon Fund - 2010:

o 0.625% of the value of net assets up to an including $100 million;

o 0.50% of the value of net assets over $100 million up to and including $250 million;

o 0.45% of the value of net assets over $250 million up to and including $10 billion;

o 0.44% of the value of net assets over $10 billion up to and including $12.5 billion; plus

o 0.42% of the value of net assets over $12.5 billion up to and including $15 billion; plus

o 0.40% of the value of net assets over $15 billion.

Rising Dividends Fund, Small Cap Fund, Capital Growth Fund:

o 0.75% of the value of net assets up to $500 million;

o 0.625% of the value of net assets over $500 million up to and including $1 billion; and

o 0.50% of the value of net assets in excess of $1 billion.

Templeton Pacific Growth Fund, Templeton International Equity Fund, Templeton Global Growth Fund:

o 1.00% of the value of net assets up to $100 million;

o 0.90% of the value of net assets over $100 million up to and including $250 million;

o 0.80% of the value of net assets over $250 million up to and including $500 million; and

o 0.75% of the value of net assets over $500 million.

Templeton Developing Markets Equity Fund:

o 1.25% of the value of net assets.

Templeton Global Asset Allocation Fund:

o 0.65% of the value of net assets up to and including $200 million;

o 0.585% of the value of net assets over $200 million up to and including $1.3 billion;

o 0.52% of the value of net assets over $1.3 billion.

Templeton International Smaller Companies Fund:

o 0.85% of the value of net assets up to and including $200 million;

o 0.765% of the value of the fund's net assets over $200 million up to and including $1.3 billion;

o 0.68% of the value of the fund's net assets over $1.3 billion.

Global Health Care Securities Fund and Value Securities Fund:

o 0.60% of the value of net assets up to an including $200 million;

o 0.50% of the value of net assets up to and including $1.3 billion; and

o 0.40% of value of net assets over $1.3 billion.

Mutual Discovery Securities Fund:

o 0.80% of the value of net assets.

Mutual Shares Securities Fund:

o 0.60% of the value of net assets.

The fees are computed daily according to the terms of the management agreements. Each class of a fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the funds paid the following management fees:

Management fees paid ($) 1998             1997         1996

Money Fund1                1,671,303      1,740,190    1,781,802
Global Income Fund           959,858      1,133,609    1,262,055
High Income Fund           2,439,509      2,305,480    1,985,566
Government Fund            3,530,641      3,775,626    3,162,073
Zero Coupon Fund - 20001     377,990        442,683      494,949
Zero Coupon Fund - 20051     292,474        290,964      299,714
Zero Coupon Fund - 20101     326,495        293,620      291,798
Income Fund                6,133,729      6,348,820    6,130,804
Rising Dividends Fund      5,508,829      4,942,390    3,785,807
Global Utilities Fund      4,965,295      5,139,011    6,097,507
Growth and Income Fund     6,301,582      5,667,415    4,643,546
Natural Resources Fund       388,527        584,675      754,383
Real Estate Fund           1,911,113      1,988,023    1,335,653
Small Cap Fund             2,365,309      1,878,273      694,975
International Equity Fund  8,900,761      9,676,740    7,945,053
Pacific Fund               1,142,027      2,608,312    3,343,850
Asset Allocation Fund        585,747        526,125      272,732
Developing Markets Fund    2,633,409      4,277,977    2,887,400
Global Growth Fund         6,409,332      5,894,743    4,016,061
International Smaller
 Companies Fund              259,908        239,272       56,3892
Growth Fund                1,140,016        558,503       86,0282
Mutual Discovery Fund      1,904,631        930,954       11,0333
Mutual Shares Fund         2,841,641      1,265,341       11,8223
Global Health Care Fund       18,1194         -              -
Value Fund                    17,9684         -              -

1. Under an agreement by the manager to limit its management fees, the fund's fees before any advance waiver were ($):

                           1998           1997           1996

Money Fund                 1,986,485      2,072,982      2,225,389
Zero Coupon Fund - 2000      639,490       724,202         790,492
Zero Coupon Fund - 2005      498,204       485,690         503,611
Zero Coupon Fund - 2010      552,900       491,457         490,108

2. For the period from May 1, 1996 to December 31, 1996.
3. For the period from November 6, 1996 to December 31, 1996.
4. For the period from May 1, 1998 to December 31, 1998.

The managers pay the sub-advisors fees equal to an annual rate of:

Templeton Investment Counsel for its services to Global Income Fund, International Equity Fund and Pacific Growth Fund:

o 0.35% of the value of the net assets up to and including $100 million;

o 0.25% of the value of net assets over $100 million up to and including $250 million; and

o 0.20% of the value of net assets over $250 million.

Templeton Investment Counsel for its services to Asset Allocation Fund:

o 0.25% of the value of the fund's net assets up to and including $200 million;

o 0.225%of the value of the fund's net assets over $200 million up to and including $1.3 billion;

o 0.20% of the value of the fund's net assets over $1.3 billion.

The managers pay the above fees from the management fees they receive from the funds. For the last three fiscal years, the managers paid the following sub-advisory fees:

sub-advisory fees paid ($)

                            1998           1997                1996

Asset Allocation Fund       175,133        202,084              85,148
Global Income Fund          517,646        646,108             847,462
International Equity Fund 3,367,480      3,558,654           3,798,617
Pacific Growth Fund         561,199      1,184,097           1,807,040

Administrator and services provided Franklin Templeton Services, Inc. (FT Services) provides certain administrative services and facilities for each fund. FT Services has direct agreements with Asset Allocation Fund, Global Health Care Fund, International Smaller Companies Fund, Mutual Discovery Fund, Mutual Shares Fund and Value Securities Fund. FT Services has subcontracts with the managers of all other funds. FT Services is wholly owned by Resources and is an affiliate of the funds' managers and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees The funds, in the case of the Asset Allocation Fund, Global Health Care Fund, International Smaller Companies Fund, Mutual Discovery Fund, Mutual Shares Fund and Value Securities Fund, and the managers for all other funds, pay FT Services a monthly fee for each fund equal to an annual rate of:

o 0.15% of the fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last two fiscal years ended December 31, the funds or the managers, as applicable, paid FT services the following administration fees:

Administration fees paid ($)

                              1998           1997           1996

Money Fund                    550,742        577,131        152,8571
Global Income Fund            250,588        301,966         82,8501
High Income Fund              687,089        646,500       148,8001
Government Fund             1,004,140      1,058,686       261,2011
Zero Coupon Fund - 2000       152,304        179,811        49,4541
Zero Coupon Fund - 2005       119,555        116,587        31,1111
Zero Coupon Fund - 2010       132,677        117,989        30,0531
Income Fund                 1,555,839      1,591,448       394,8641
Rising Dividends Fund       1,054,751        952,330       198,7791
Global Utilities Fund       1,323,099      1,361,793       373,5171
Growth and Income Fund      1,583,739      1,468,417       333,7291
Natural Resources Fund         93,364        140,730        42,5871
Real Estate Fund              528,864        551,077       103,0351
Small Cap Fund                455,754        367,289        56,3491


Administration fees paid ($)

                              1998           1997           1996

International Equity Fund     1,379,045      1,475,635      334,8671
Pacific Fund                    174,507        410,919      131,6911
Asset Allocation Fund           135,172        121,436       18,6681
Developing Markets Fund         307,396        517,561       93,5511
Global Growth Fund            1,048,256        912,622       85,9791
International Smaller
 Companies Fund                  45,867         42,916        5,0141
Growth Fund                     227,544        111,486       12,2311
Mutual Discovery Fund           351,377        174,554        1,7202
Mutual Shares Fund              669,378        314,146        2,9712
Global Health Care Fund           4,4713          -              -
Value Fund                        4,4333          -              -

1. For the period from October 1, 1996 to December 31, 1996.
2. For the period from November 6, 1996 to December 31, 1996.
3. For the period from May 1, 1998 to December 31, 1998.

Defensive distribution plans Each fund's management agreement includes a distribution or "rule 12b-1" plan (the "defensive plan"). No payments are to be made by the funds, however, as a result of the defensive plan. A fund does not make any payments other than those required under its management agreement, the Class 2 "rule 12b-1" plan (see "Distribution and service (12b-1) fees" under the section "Underwriter") or as incurred in the ordinary course of business. To the extent payments are still deemed indirectly to be for the financing of any activity primarily intended to result in the sale of shares within the context of rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the defensive plan. In connection with their approval of the applicable management agreements, the board, including a majority of the non-interested trustees, determined that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the implementation of the respective defensive plans will benefit each fund and the Contract Owners whose purchase payments have indirectly been invested in each fund.

Shareholder servicing and transfer agent Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

Custodians Bank of New York, Mutual Funds Division,
90 Washington Street, New York, NY 10286, acts as custodian of the funds' securities and other assets. In addition, The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the assets of Global Income Fund, Developing Markets Fund, Global Growth Fund, Asset Allocation Fund, International Equity Fund and Pacific Growth Fund. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Auditor PricewaterhouseCoopers LLP, 333 Market Street, San Francisco CA 94105, is the trust's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

Research services The managers may receive services from various affiliates. The services may include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities eligible for purchase by the funds. Such supplemental research, when utilized, is subject to analysis by the managers before being incorporated into the investment advisory process.

Portfolio Transactions

The managers select brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the board may give.

When placing a portfolio transaction, the managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The managers may pay certain brokers commissions that are higher than those another broker may charge, if the managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services they receive. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which they exercise investment discretion. The services that brokers may provide to the managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the funds. They must, however, be of value to the managers in carrying out their overall responsibilities to their clients.

To the extent a fund invests in bonds or participates in other principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the trust's officers are satisfied that the best execution is obtained, the sale of trust shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute a fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the last three fiscal years ended December 31, the funds paid the following brokerage commissions:

Brokerage Commissions ($)

                                   1998       1997      1996

Money Fund                               0         0           0
Global Income Fund                       0         0           0
High Income Fund                         0         0           0
Government Fund                          0         0           0
Zero Coupon Fund - 2000                  0         0           0
Zero Coupon Fund - 2005                  0         0           0
Zero Coupon Fund - 2010                  0         0           0
Income Fund                        135,052    130,787    211,977
Rising Dividends Fund              687,070    615,127    485,120
Global Utilities Fund            1,260,209    987,011  1,277,007
Growth and Income Fund             978,165  1,277,652    848,162
Natural Resources Fund              221,927   347,537    149,263
Real Estate Fund                    360,482   213,815     89,985
Small Cap Fund                      205,822   242,801    183,601
International Equity Fund           247,053 1,842,559  1,015,004
Pacific Fund                        267,116   487,776    487,464
Asset Allocation Fund               102,075   131,597     62,209
Developing Markets Fund             622,952  1,147,089   604,200
Global Growth Fund                  965,410   860,436          0
International Smaller
Companies Fund                       26,352    109,554   10,847
Growth Fund                          97,932    57,736    44,722
Mutual Discovery Fund               752,153   247,576    20,812
Mutual Shares Fund                  856,291   310,461    31,174
Global Health Care Fund               7,679       -         -
Value Fund                           23,936       -         -

Because the funds may, from time to time, invest in broker-dealers, it is possible that a fund will own more than 5% of the voting securities of one or more broker-dealers through whom such fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the fund. To the extent that the fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the fund, the fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary broker's commissions for similar transactions.

The following table identifies each fund which held securities of its regular brokers or dealers during 1998, the names of each such broker or dealer, and the value, if any, of such securities as of December 31, 1998.

December 31,
Fund Name            Regular Broker or Dealer      1998 value ($)

Money Market Fund    Bank of America NT & SA              5,000,000
                     Swiss Bank Corp., New York Branch    4,999,381
                     J.P. Morgan & Co. Inc.               4,975,822
                     Merrill Lynch & Co., Inc.            4,930,017
                     UBS AG, New York Branch             10,000,000
Growth & Income      J.P. Morgan & Co., Inc.             12,702,056
Templeton Global     Morgan Stanley Dean Witter & Co.     7,320,100
 Growth Fund
Mutual Discovery     BankAmerica Corp.                      645,622
 Securities Fund     Lehman Brothers Holdings, Inc.       1,855,031
                     Morgan Stanley Dean Witter & Co.       734,563
Mutual Shares        BankAmerica Corp.                    1,471,740
 Securities Fund     Lehman Brothers Holdings Co.         4,027,312
                     Morgan Stanley Dean Witter & Co.     9,485,600

The Mutual Discovery Fund and the Mutual Shares Fund may receive research services from persons who act as brokers or dealers for the funds. The discussion below relates in general to these brokers or dealers who, pursuant to various arrangements, pay for certain computer hardware and software and other research and brokerage services to the manager and/or the funds for transactions effected by it for the fund. Commission soft dollars may be used only for brokerage and research services provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to the funds' manager. To the extent that commission soft dollars do not result in the provision of any "brokerage and research services" by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, the manager could be influenced to place fund brokerage transactions with a broker in order to generate soft dollars for the manager's benefit, the manager believes that the requirement that it achieve best execution on fund portfolio transactions, and the fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any soft dollar benefits that may be received, generally will be comparable to that available elsewhere. During the fiscal year ended December 31, 1998, the funds did not pay any brokerage commissions to brokers who provided research services.

Distributions and Taxes

Effect of foreign investments on distributions Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt securities are generally treated as ordinary losses by a fund. These gains when distributed will be treated as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution. This treatment could increase or reduce a fund's ordinary income distributions, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

A fund may be subject to foreign withholding taxes on income from certain of its foreign securities.

Election to be taxed as a regulated investment company Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute. To ensure that individuals holding the Contracts whose assets are invested in a fund will not be subject to federal income tax on distributions made by the fund prior to receipt of payments under the Contracts, each fund intends to comply with the additional requirements of Section 817(h) of the Internal Revenue Code relating to diversification of its assets. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Excise tax distribution requirements To avoid federal excise taxes, the Internal Revenue Code requires a fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

Investment in complex securities A fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses, and, in limited cases, subject a fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed by a fund.

Organization, Voting Rights and Principal Holders

The Trust is an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on April 26, 1988 and is registered with the SEC. Each fund, except the Templeton Global Health Care Fund, Templeton Global Income Securities Fund and the Value Securities Fund, is a diversified series of the Trust.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of each series' (fund's) assets for any shareholder held personally liable for obligations of that fund or the trust. The Declaration of Trust provides that the trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a fund or the trust and shall satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The trust currently offers two classes of shares for each series, class 1 and class 2. All shares purchased before the initial offering of class 2 shares on December 28, 1998 are considered class 1 shares. After that date, all shares are designated either class 1 or class 2. Additional classes of shares may be offered in the future. The full title of each series and class is:

Money Market Fund - Class 1
Money Market Fund - Class 2
Growth and Income Fund - Class 1
(Equity Growth Fund until 05/01/95)
Growth and Income Fund - Class 2
Natural Resources Securities Fund - Class 1
(Precious Metals Fund until 05/01/97)
Natural Resources Securities Fund - Class 2
Real Estate Securities Fund - Class 1
Real Estate Securities Fund - Class 2
Global Utilities Securities Fund - Class 1
(Utility Equity Fund until 05/01/98)
Global Utilities Securities Fund - Class 2
High Income Fund - Class 1
High Income Fund - Class 2
Templeton Global Income Securities Fund Class 1
(Global Income Fund until 05/01/96)
Templeton Global Income Securities Fund Class 2
Income Securities Fund Class 1
Income Securities Fund Class 2
U.S. Government Securities Fund - Class 1
U.S. Government Securities Fund - Class 2
Zero Coupon Fund - 2000 - Class 1
Zero Coupon Fund - 2000 - Class 2
Zero Coupon Fund - 2005 - Class 1
Zero Coupon Fund - 2005 - Class 2
Zero Coupon Fund - 2010 - Class 1
Zero Coupon Fund - 2010 - Class 2
Rising Dividend Fund - Class 1
Rising Dividend Fund - Class 2
Templeton Pacific Growth Fund - Class 1
Templeton Pacific Growth Fund - Class 2
Templeton International Equity Fund - Class 1
Templeton International Equity Fund - Class 2
Templeton Developing Markets Equity Fund - Class 1
Templeton Developing Markets Equity Fund - Class 2
Templeton Global Growth Fund - Class 1
Templeton Global Growth Fund - Class 2
Templeton Global Asset Allocation Fund - Class 1
Templeton Global Asset Allocation Fund - Class 2
Small Cap Fund - Class 1
Small Cap Fund - Class 2
Capital Growth Fund - Class 1
Capital Growth Fund - Class 2
Templeton International Smaller Companies Fund - Class 1
Templeton International Smaller Companies Fund - Class 2
Mutual Discovery Securities Fund - Class 1
Mutual Discovery Securities Fund - Class 2
Mutual Shares Securities Fund - Class 1
Mutual Shares Securities Fund - Class 2
Global Health Care Securities Fund - Class 1
Global Health Care Securities Fund - Class 2
Value Securities Fund - Class 1
Value Securities Fund - Class 2

Shares of each class represent proportionate interests in a fund's assets and are identical except that each fund's class 2 shares will bear the expenses of the class 2 distribution plan. (See "The Underwriter" below for a description of these plans. On matters that affect a fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help shareholders communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion. For information regarding voting privileges of Contract Owners, see the insurance company separate account SAI.

As of April 1, 1999, Allianz Life Variable Account A,
Allianz Life Variable Account B and Preferred Life Variable Account C owned, 0.33%, 92.32% and 7.35%, respectively, of the issued and outstanding shares of the Trust.

As of April 1, 1999, Board members and officers, as a group, owned less than 1%, of record or beneficially, of the outstanding shares of trust.

Pricing Shares

When they buy and sell shares, the trust's insurance company shareholders pay and receive the net asset value per share. The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding. Each fund follows the procedures described below.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Funds other than Money Fund When determining its NAV, a fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

The fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

Money Fund The valuation of the fund's securities (including any securities held in the segregated account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on fund shares may tend to be higher than the same computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. The fund's use of amortized cost may result in a lower aggregate value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield than would result from an investment in a fund using only market values, and existing shareholders would receive less investment income. The opposite would apply in a period of rising interest rates.

The fund's use of amortized cost which helps it to maintain its net asset value per share of $1 is allowed by an SEC rule. Under the rule the fund must:

o maintain a dollar-weighted average portfolio maturity of 90 days or less;
o only purchase instruments having remaining maturities of 397 calendar days or less; and
o invest only in those U.S. dollar-denominated instruments that the board determines present minimal credit risks and that are, as required by the federal securities laws,
o rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies,
o instruments deemed comparable in quality to such rated instruments, or
o instruments, the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of nationally recognized statistical rating agencies.

Securities subject to floating or variable interest rates with demand features in compliance with SEC rules may have stated maturities of more than 397 days.

The board has established procedures designed to stabilize, to the extent reasonably possible, the fund's price per share as computed for the purpose of sales and redemptions at $1. These procedures include review of the fund's holdings by the board, at such intervals as it may deem appropriate, to determine if the fund's NAV calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the board. If the deviation exceeds 1/2 of 1%, the board will consider what action needs to be initiated. If the board determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it will take such corrective action that it may regard as necessary and appropriate. This action may include,

o selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity,
o withholding dividends,
o redeeming shares in kind, or
o establishing a net asset value per share by using available market quotations.

The Underwriter

Distributors acts as the principal underwriter in the continuous public offering of the trust's shares.

Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Distributors pays the expenses of the distribution of fund shares, except to the extent these expenses are borne by the Insurance Companies. These expenses include advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The trust pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors may be entitled to receive payment under the class 2 rule 12b-1 plans, as discussed below. Except as noted below, Distributors receives no other compensation from the trust for acting as underwriter.

Distribution and service (12b-1) fees Each fund's class 2 has a separate distribution or "rule 12b-1" plan. Under each fund's plan, the fund may pay up to a maximum of 0.35% per year of the average daily net assets attributable to its class 2 shares. The board, however, has set the current rate at 0.30% per year. These fees may be used to compensate Distributors, the Insurance Companies or others for distribution and related services and as a servicing fee.

The terms and provisions of the plans, including terms and provisions relating to required reports, term, and approval, are consistent with rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

Each plan has been approved in accordance with the provisions of rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the trust and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the non-interested members of the board. The class 2 plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of a management agreement with a manager, or by vote of a majority of the outstanding shares of the class. Distributors, the Insurance Companies or others may also terminate their respective distribution or service agreement at any time upon written notice.

The class 2 plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the fund's class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended December 31, 1998, the funds did not pay any fees pursuant to the plans.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by a fund are based on the standardized methods of computing performance mandated by the SEC. If a rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows.

Because the trust only offers its shares to Insurance Company separate accounts (Insurance Companies) for use in variable annuity and variable life insurance contracts, to the extent required by SEC rules, the advertised performance of the funds will be displayed no more prominently than standardized performance of the applicable insurance company separate accounts/contracts.
For information about how an Insurance Company may advertise such performance, please consult the contract prospectus which accompanies the trust prospectus.

Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

The total return performance for each fund's class 2 shares for the periods prior January 6, 1999, when the trust's class 2 shares commenced operations, will represent the historical results of class 1 Shares. Performance of class 2 shares for the periods after January 6, 1999 will reflect class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Historical performance data for class 2 shares, based on class 1 performance, will generally not be restated to include 12b-1 fees, although each fund may restate these figures consistent with SEC rules.

Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable fund charges and fees. It does NOT, however, include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. If they had been included, performance would be lower. The average annual total returns for each fund for the periods ended December 31, 1998, are reflected in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1998, which is incorporated herein by reference.

The following SEC formula was used to calculate the figures:

P(1+T)n = ERV

where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return

n     =    number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Cumulative total return Like average annual total return, the calculation for cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value. It does NOT include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated in the annual report. The cumulative total returns for the indicated periods ended December 31. 1998, were:

                                        One          Five          From
                           Inception    Year         Year          Inception
                           Date (%)     (%)          (%)

Money Fund                01/24/89      5.22         27.8964          .90
Global Income Fund        01/24/89      7.08         31.09         105.45
High Income Fund          01/24/89      .99          50.10         143.04
Government Fund           03/14/89     7.44          38.751         18.18
Zero Coupon Fund - 2000   03/14/89     7.50          32.711         37.06
Zero Coupon Fund - 2005   03/14/89    12.53          48.571         86.74
Zero Coupon Fund - 2010   03/14/89    14.45          65.042         20.28
Income Fund               01/24/89     1.64          51.931          7.98
Rising Dividends Fund     01/27/92     6.92         119.82         132.97
Global Utilities Fund     01/24/89    11.19          75.312         24.36
Growth and Income Fund    01/24/89     8.33         105.67         200.84
Natural Resources Fund    01/24/89   -25.38         -36.93          -2.42
Real Estate Fund          01/24/89   -16.82          61.261         64.91
Small Cap Fund            11/01/95     -.98            -            53.53
International Equity Fund 01/27/92     5.56          61.741         02.94
Pacific Fund              01/27/92   -13.13         -39.12         -11.06
Asset Allocation Fund     05/01/95     -.04            -            43.05
Developing Markets Fund   03/15/94   -21.61            -           -14.52
Global Growth Fund        03/15/94     8.98            -            74.42
 International Smaller
Companies Fund            05/01/96   -12.27            -            -2.79
Growth Fund               05/01/96    20.29            -            61.67
Mutual Discovery Fund     11/08/96    -5.00            -            15.67
Mutual Shares Fund        11/08/96      .09            -            21.96
Global Health Care Fund   05/01/98       -             -             7.10
Value Fund                05/01/98       -             -           -22.10

Yield, Money Fund

Current yield Current yield shows the income per share earned by the fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by (365/7). It does NOT include any fees or sales charges imposed by the variable insurance contract for which the fund is an investment option. The fund's current yield for the seven day period ended December 31, 1998, was 4.78%

Effective yield. The fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding. The fund's effective yield for the seven day period ended December 31, 1998, was 4.90%

This figure was obtained using the following SEC formula:

Effective Yield = [(Base Period Return + 1)365/7] - 1

Yield, other than Money Fund From time to time, the current yields of the funds may be published in advertisements and communications to Contract Owners. The current yield for each fund will be calculated by dividing the annualization of the income earned by the fund during a recent 30-day period by the net asset value per share at the end of such period. In addition, aggregate, cumulative and average total return information for each fund over different periods of time may also be advertised. Except as stated above, each fund will use the same methods for calculating its performance.

A distribution rate for each fund may also be published in communications preceded or accompanied by a copy of the trust's current prospectus. The fund's current distribution rate will be calculated by dividing the annualization of the total distributions made by that fund during the most recent preceding fiscal quarter by the net asset value per share at the end of such period. The current distribution rate may differ from current yield because the distribution rate will be for a different period of time and may contain items of capital gain and other items of income, while current yield reflects only earned income. Uniformly computed yield and total return figures for each fund will also be published along with publication of its distribution rate.

Hypothetical performance information may also be prepared for sales literature or advertisements. See the appropriate insurance company separate account prospectus and SAI.

Volatility Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Comparisons To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Consumer Price Index - (or Cost of Living Index), published by the Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditures groups.

o Credit Suisse First Boston High Yield (CSFB HY) Index - The index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The modular nature of the index allows customization of data to meet client needs. The index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. The CSFB HY Index follows a total of 250 sectors. CS First Boston has maintained the index since January 1986. While the index is priced and run weekly, monthly returns are typically used for performance attribution.

o Financial Times/ S&P Actuaries World (Energy 50%/Basic Industries 50%) Composite Index - Franklin Templeton customizes this index using 50% of the Financial Times/S&P Actuaries World Energy Index and 50% of the Financial Times/S&P Actuaries World Basic Industries Index. Both indices are compiled by the Financial Times, Goldman Sachs & Co. and Wood Mackenzie & Co., Ltd. in conjunction with the Institute of Actuaries and the Faculty of Actuaries. The index includes electric utilities, waterworks supply and telephone utilities. The indices are weighted arithmetic averages of the market prices of the elements that make them up. They also adjust for the intervening price changes of these elements.

o Financial Times/ S&P Actuaries World Utilities Index - This index is compiled by the Financial Times, Goldman Sachs & Co. and Wood Mackenzie & Co., Ltd. in conjunction with the Institute of Actuaries and the Faculty of Actuaries. The utilities sector includes electric utilities, waterworks supply, natural gas utilities and telephone companies. The indices are weighted arithmetic averages of the market prices of the elements that make them up. They also adjust for the intervening price changes of these elements. This is a total return index in $U.S.

o International Finance Corporation's (IFC) Investable Composite Index - The index tracks the emerging stock markets of three world regions based on market capitalization weighting. Those regions are Latin America, Asia and Europe/Mideast/Africa. As of the end of 12/31/98, the regional weights of the IFC Composite Index were distributed accordingly: Asia, 28%; Latin America, 34%; and Europe/Mideast/Africa, 38%.

o JP Morgan Global Government Bond Index (unhedged) - The index comprises 13 markets, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. Each country's weight is determined by the total market capitalization in $U.S. of all the bonds in that country's traded index. The J.P. Morgan Global Government Bond Total Return Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The index is unhedged and expressed in terms of $U.S.

o Lehman Brothers Government/Corporate Bond Index - The index includes securities in the Lehman Brothers Government and Corporate indices. These securities must have at least $100 million par amount outstanding and must be rated investment grade (Baa3 or better) by Moody's Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.

o Lehman Brothers Intermediate Government Bond Index - This index includes securities issued by the
U.S. government or its agencies with maturities from one up to, but not including, 10 years. These securities must have at least $100 million par amount outstanding and must be rated investment grade (Baa3 or better) by Moody's Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.

o Lipper Growth & Income Funds Objective Average - This is an equally weighted average calculation of performance figures for all funds within the Lipper Growth and Income Funds Objective Category, which is defined as all mutual funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends. As of 9/23/98, there were 30 funds in this category.

o Lipper Income Funds Objective Average - This is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Objective Category, which is defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/98, there were 99 funds in this category.

o Merrill Lynch Treasury Zero Coupon 1-, 5-, 10-, 20-Year Bond Total Return Indices - The indices include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

o Morgan Stanley Capital International (MSCI) All Country World Free Index - The index represents both developed and emerging markets around the world. "Free" in the title reflects the actual buying opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.

o Morgan Stanley Capital International (MSCI) All Country - World Ex-U.S. Free Index - The index comprises 48 countries around the world, both developed and emerging markets, except the U.S. "Free" in the title reflects the actual buying opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.

o Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - This is a market capitalization-weighted equity index comprising 26 of the 48 countries in the MSCI universe. "Free" denotes investment opportunities in the developing world available to foreign investors. EMF performance data is calculated in $US and local currency. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market cap for each group by selecting the most investable stocks in each industry. The index applies full market cap weights to each included stock.

o Morgan Stanley Capital International (MSCI) Pacific Index - The index comprises five developed market countries or regions in the Pacific:
Australia, Hong Kong, Japan, New Zealand and Singapore. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.

o Morgan Stanley Capital International (MSCI) World Index - The index comprises the developed markets of 23 countries around the world. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market cap for each group by selecting the most investable stocks in each industry. The index applies full market cap weights to each included stock.

o Russell 1000 Index - Published by Frank Russell Company, the index measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing 89% of the market capitalization of the Russell 3000. The Russell 3000 contains the 3,000 largest companies incorporated in the U.S. and its territories. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 was approximately $9.9 billion; the median market capitalization was approximately $3.7 billion. The smallest company in the index had an approximate market capitalization of $1,404.7 million.

o Russell 2500 Index - Published by Frank Russell Company, the index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, representing approximately 22% of the total market capitalization of the companies in the Russell 3000. The Russell 3000 contains the 3,000 largest companies incorporated in the U.S. and its territories. As of the latest reconstitution, the average market capitalization of the Russell 2500 was approximately $931 million; the median market capitalization was approximately $630 million. The largest company in the index had an approximate market capitalization of $3.7 billion.

o Salomon Global Ex-U.S. Less Than $1 Billion Index - This is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S. $1 billion.

o Salomon World Ex-U.S. Extended Market Index (EMI) - This is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 22 countries, except the U.S. The broad market index (BMI) is segregated into the primary market index
(PMI) and extended market index (EMI), consisting of large and small capitalization issues, respectively.

o Standard & Poor's 500 (S&P 500) - The S&P 500 consists of 500 widely held domestic common stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

o Standard & Poor's Health Care Composite Index - This is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base level of 100 as of January 14, 1987.

o Wilshire Mid Cap Company Growth Index - This index overlaps the top 750 and the next 1,750 of Wilshire Asset Management's Wilshire 2500 universe (the top 2,500 companies and 99% of the market capitalization of the Wilshire 5000). Wilshire includes companies that have market capitalizations ranging from $300 million to $1.3 billion. The portfolio contains from 125-500 securities.

o Wilshire Real Estate Securities Index - This is a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The index is composed of companies whose charter is the equity ownership and operation of commercial real estate. The index rebalances monthly and returns are calculated on a buy-and-hold basis.

o Wilshire Small Company Value Index - The index is created by screening the bottom 1,750 large companies of Wilshire Asset Management's Wilshire 2500 universe (the top companies and 99% of the market capitalization of the Wilshire 5000). These companies have market capitalizations of at least $70 million. Wilshire excludes companies with high price/earnings ratios, low yields, or high price/book ratios. The portfolio contains from 125-500 securities.

o Dow Jones(R) Composite Average and its component averages - This is a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o The New York Stock Exchange composite or component indices - This is an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - This represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis - This measures total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - This analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - This analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The Wall Street Journal, and Business Week, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Salomon Brothers Broad Bond Index or its component indices - This measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - This measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Salomon Brothers Composite High Yield Index or its component indices - This measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for a fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

Miscellaneous Information

The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

Fund similarity The investment objectives and policies of certain funds are similar but not identical to those of certain public Franklin Templeton Funds indicated in the following table. Because of differences in portfolio size, the investments held, the timing of purchases of similar investments, cash flows, minor differences in certain investment policies, insurance product related tax diversification requirements, state insurance regulations, and additional administrative and insurance costs associated with insurance company separate accounts, the investment performance of the funds will differ from the performance of the corresponding Franklin Templeton Funds:

Franklin Valuemark Funds           Franklin Templeton Funds
                                   Franklin Custodian Funds, Inc.:
Capital Growth Fund                - Growth Series
                                   Franklin Strategic Series:
Global Health Care Securities      -   Franklin Global Health Care Fund
 Fund                              Franklin Strategic Series:
Global Utilities Securities        - Franklin Global Utilities Fund
 Fund
                                   Franklin Investors Securities Trust
Growth and Income Fund             Franklin Equity Income Fund
                                   Franklin High Income Trust
High Income Fund                   AGE High Income Fund
                                   Franklin Custodian Funds, Inc.:
Income Securities Fund             - Income Series
Money Market Fund                  Franklin Money Fund
                                   Franklin Mutual Series Fund Inc.:
Mutual Shares Securities Fund      Mutual Shares Fund
Mutual Discovery Securities        Mutual Discovery Fund
 Fund
                                   Franklin Strategic Series:
Natural Resources Securities       - Franklin Natural Resources Fund
 Fund
                                   Franklin Real Estate Securities Trust:
Real Estate Securities Fund        - Franklin Real Estate Securities Fund
                                   Franklin Managed Trust:
Rising Dividends Fund              - Franklin Rising Dividends Fund
                                   Franklin Strategic Series:
Small Cap Fund                     - Franklin Small Cap Growth Fund
Templeton Developing Markets       Templeton Developing Markets Trust
 Equity Fund
                                   Templeton Variable Products Series Fund
Templeton Global Asset             - Templeton Asset Allocation Fund
 Allocation Fund
Templeton Global Growth Fund       Templeton Growth Fund, Inc.
                                   Franklin Investors Securities Trust:
Templeton Global Income            - Franklin Global Government
 Securities Fund                   Income Fund
                                   Franklin Templeton International Trust:
Templeton Pacific Growth Fund      - Templeton Pacific Growth Fund
                                   Franklin Custodian Funds, Inc.:
U.S. Government Securities         U.S. Government Securities Series
 Fund
                                   Franklin Value Investors Trust
Value Securities Fund              - Franklin Value Fund


Description of Bond Ratings
Corporate Bond Ratings
Moody's Investors Service, Inc. (Moody's)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

Moody's

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.